UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Soliciting Material under §240.14a-12

United Community Banks, Inc.

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

United
Community

United
Community Banks, Inc.

2026 PROXY STATEMENT

UNITED AT-A-GLANCE

6 STATES

Proudly serving customers in Alabama, Florida, Georgia, North Carolina, South Carolina, and Tennessee, along with a national SBA lending franchise and a national equipment lending subsidiary (Navitas).

199 BANKING OFFICES

With over 75 years of proven performance and the best bankers in the industry, United Community is one of the strongest and most secure banks in the Southeast. We operate on the philosophy of providing exceptional banking service while caring deeply for the communities we serve.

OUR ACCOLADES INCLUDE

#1 in Customer Satisfaction for Consumer Banking in the Southeast[2]

- J.D. Power

Coalition Greenwich Awards 2025 Best Bank awards for small business banking and middle market banking

- Coalition Greenwich

American Banker 2024 Best Banks to Work For in 2025 for the ninth consecutive year.

- American Banker

PUBLICLY TRADED ON

NYSE: UCB

TIER 1 risk-based capital **13.4%** (Holding Company)

WE OFFER A FULL RANGE OF

Banking | Wealth Management | Mortgage

SERVICES FOR CONSUMERS AND BUSINESSES

$28.0B[1] IN ASSETS

75+ YEARS OF COMMUNITY PARTNERSHIP

United Community

[1]Reported as of 01/14/2026. [2]For J.D. Power 2025 award information, visit **jdpower.com/awards**

EQUAL HOUSING LENDER
Member FDIC. © 2026 United Community Bank | **ucbi.com**

Message from our Chairman,
Chief Executive Officer, and President
“Together, we will continue building what we call a Legendary Bank — a place where great people want to work, customers love to bank, owners are rewarded, and communities are better by our presence.”
Dear Shareholders,
2025 marked United Community’s 75th anniversary — a milestone made possible by generations of customers, employees, and shareholders who have shaped United into one of the Southeast’s best regional banks. Our history includes challenging periods, including the Great Financial Crisis and the rapid Fed tightening cycle beginning in 2022, but throughout, our focus on serving our communities has remained constant. This culture of resilience has earned us eleven J.D. Power awards for Retail Client Satisfaction in the Southeast and consistent recognition as one of American Banker’s Best Banks to Work For and has positioned us well for long-term growth.
In 2025, we made significant progress toward regaining top-tier performance. Operating earnings rose 18% to $336 million, and operating earnings per share also increased 18% to $2.71. Revenue exceeded $1 billion for the first time, with strong production across retail lending, small business lending, and equipment finance. Our net interest margin improved, our credit quality remained solid, and we continued returning capital to shareholders through dividend increases and the repurchase of more than $40 million of stock. Our culture remains a differentiator, supported by industry-leading rankings in Trust and People and national recognition for our community involvement.
We also continued to invest in the future — expanding into key growth markets, enhancing treasury management services, adding new bankers across the footprint, and implementing new deposit and lending platforms that improve customer experience and efficiency. We strengthened our risk management capabilities and positioned the balance sheet for greater earnings stability. Looking ahead, we remain mindful of competitive pressures, including the growth of private credit and emerging regulatory questions around stablecoins, and we will continue to focus on cost discipline and operational effectiveness.
Artificial intelligence offers meaningful opportunities to improve productivity, strengthen fraud prevention, and accelerate product and process innovation. As our teams use these tools to work more efficiently, we will be able to execute more of the improvements that directly benefit our customers.
As we look to 2026, our goals are clear: deliver exceptional service, win our 12th J.D. Power award, double our Greenwich Awards, attract top banking talent, and continue improving returns for our shareholders. With a strong economy in our markets and a constructive regulatory environment, we have a tremendous opportunity ahead. Together, we will continue building what we call a Legendary Bank — a place where great people want to work, customers love to bank, owners are rewarded, and communities are better by our presence.
We will hold the 2026 Annual Meeting of Shareholders at 3:00 pm Eastern Time on May 13, 2026. The 2026 Annual Meeting will again this year be held in a virtual meeting format. It is important that your shares be represented at the 2026 Annual Meeting. You can gain access to the 2026 Annual Meeting at www.virtualshareholdermeeting.com/ UCBI2026. We hope you will participate in the 2026 Annual Meeting. Even if you anticipate participating in the virtual meeting, we ask that you please vote your proxy either by mail, telephone, or over the Internet in advance of the 2026 Annual Meeting to ensure that your shares will be represented.
I look forward to updating you on developments in our business at the 2026 Annual Meeting.
Sincerely,
H. Lynn Harton
Chairman, Chief Executive Officer, and President
April 1, 2026

Notice of Annual Meeting of Shareholders
Date and Time
May 13, 2026 3PM(ET)
Place
We will host the 2026 Annual Meeting of Shareholders by webcast. You may attend virtually at www.virtualshareholdermeeting.com/ UCBI2026.
Who May Vote
You may vote at the meeting if you were a shareholder of record at the close of business on March 16, 2026.
Internet Availability of Proxy Materials
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 13, 2026:
This Notice of Annual Meeting, the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.proxyvote.com as well as our corporate website, www.ucbi.com.

Items of Business
1	Proposal to elect the 12 nominees listed in the accompanying Proxy Statement to our Board of Directors
2	Proposal to approve, on an advisory basis, the compensation paid to our Named Executive Officers
3	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026
Shareholders will also consider such other business as may properly come before the meeting or any adjournment thereof.
Your Vote Is Important To Us

You may vote your shares by internet or telephone as directed in the proxy materials. If you receive a printed copy of the proxy materials, you may also complete, sign, and return the enclosed proxy card or voting instruction form by mail. Voting in any of these ways will not prevent you from participating in or voting your shares at the annual meeting. We encourage you to vote on the internet or telephone to reduce mailing and handling expenses.

By Internet Before the meeting: www.proxyvote.com During the meeting: www.virtualshareholdermeeting.com/UCBI2026	By Mail Complete and return your proxy card By Phone 1-800-690-6903
By Order of the Board of Directors,

Melinda Davis Lux Corporate Secretary
200 East Camperdown Way Greenville, South Carolina 29601
April 1, 2026

Meeting Summary			1
2026 Annual Meeting of Shareholders	1	Voting Matters	1

Proposal 1 Election of Directors			2
Director Nominees for Election	3	Board Policies and Guidelines	28
Board Composition	16	Director Compensation	29
Board Committee Composition	18	Corporate Governance Information	31
Board Structure and Processes	22

Executive Officers			32

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation			36
Compensation Discussion and Analysis	37	Executive Compensation Tables	59
Summary	38	Summary Compensation Table	59
Say-on-Pay Vote Support	39	Grant of Plan-Based Awards	61
2025 Business Highlights	39	Outstanding Equity Awards at Fiscal Year-End	62
Executive Officer Compensation Philosophy and Objectives	41	Stock Vested	63
Executive Officer Compensation Decision Making	42	Pension Benefits	63
Executive Officer Compensation Components	43	Nonqualified Deferred Compensation	64
Executive Officer Compensation Award and Design Decisions for 2025	45	Potential Payouts Upon Termination or Change of Control	65
Executive Officer Compensation Awards for 2025	48	Pay Ratio Disclosure	68
Executive Officer Compensation Realized for 2025	52	Pay Versus Performance Disclosure	68
Executive Officer Compensation Policies, Guidelines, and Other Practices	54	Equity Compensation Plan Information	72
Executive Officer Employment and Related Agreements	56
Talent and Compensation Committee Report	58

Security Ownership			73
Security Ownership of Certain Beneficial Owners	73	Security Ownership of Management	74

Proposal 3 Ratification of Appointment of Independent Registered Public Accounting Firm			75
Fees Paid to Independent Registered Public Accounting Firm	76	Audit Committee Report	77

Solicitation, Meeting, And Voting Information			78

Shareholder Proposals for 2027 Annual Meeting of Shareholders			84
Shareholder Proposals Under Exchange Act Rule 14a-8	84	Shareholder Recommendations for Director Nominees	84
Other Shareholder Proposals	84

Meeting Summary	2026 PROXY STATEMENT	1
Meeting Summary
The 2026 Annual Meeting of Shareholders of United Community Banks, Inc. (the “2026 Annual Meeting”) will be held exclusively online via the internet at 3:00 p.m. Eastern time on Wednesday, May 13, 2026. We refer to United Community Banks, Inc. throughout this Proxy Statement as “we,” “us,” the “Company,” or “United Community.” We refer to United Community Bank as the “Bank.” Additionally, unless otherwise noted or required by context, “2025,” “2024,” and “2023” refer to our fiscal years ended or ending December 31, 2025, 2024, and 2023, respectively.
2026 Annual Meeting of Shareholders
Date and Time	May 13, 2026 3PM (ET)
Place
We will host the 2026 Annual Meeting of Shareholders by webcast. You may attend virtually at www.virtualshareholdermeeting.com/UCBI2026. To gain access to and participate in the 2026 Annual Meeting, you must enter the control number found on your copy of the Notice and on the proxy card (voting instruction form) that you receive if you request paper copies of the proxy materials.

Who May Vote	You may vote at the meeting if you were a shareholder of record at the close of business on March 16, 2026.
Voting Matters
Items of Business		Board Vote Recommendation	Page Reference
1	Proposal to elect the 12 nominees listed in the accompanying Proxy Statement to our Board of Directors	FOR each Director Nominee	2
2	Proposal to approve, on an advisory basis, the compensation paid to our Named Executive Officers	FOR	36
3	Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	FOR	75
It is important that your shares be represented at the 2026 Annual Meeting, and we hope that you will access and participate in the 2026 Annual Meeting. If you do participate, you may vote during the 2026 Annual Meeting by following the instructions available on the meeting website during the meeting. However, even if you participate in the virtual meeting, we ask that you please vote before the 2026 Annual Meeting to ensure that your shares will be represented in one of the following three ways:
Vote Before the Meeting
By Internet	By Telephone	By Mail
www.proxyvote.com	1-800-690-6903	Complete and return your proxy card
Vote During the Meeting
By Internet

Shareholders of record may vote during the 2026 Annual Meeting. To gain access to and participate in the virtual 2026 Annual Meeting, access www.virtualshareholdermeeting.com/UCBI2026 via the internet and enter the control number found on the Notice or proxy card (voting instruction form) that you receive.

2	2026 PROXY STATEMENT	Proposal 1 Election of Directors

Proposal 1 Election of Directors	2026 PROXY STATEMENT	3
Director Nominees for Election
Nominee Name and Principal Occupation	Age	Director Since	Independent	Committee Membership					Other Current Public Company Boards
				Audit	Executive	Nominating and Corporate Governance	Risk	Talent and Compensation
Jennifer M. Bazante Former Chief Marketing Officer Humana	61	2021							0
George B. Bell Former Executive Vice President and Senior Technology Manager Truist Financial Corporation	65	2022							0
James P. Clements Former President Clemson University	62	2020							0
Kenneth L. Daniels Former Chief Credit Risk and Policy Officer, Senior Risk Advisor BB&T	74	2015							0
Sally Pope Davis Former Managing Director Goldman Sachs Asset Management	68	2024							1
Lance F. Drummond Former Executive Vice President of Operations and Technology TD Canada Trust	71	2018							0
H. Lynn Harton Chairman, Chief Executive Officer, and President United Community Banks, Inc.	64	2015							0
John M. James Former Senior Vice President, Corporate Controller Executive Bank of America	66	2023							0
Jennifer K. Mann Executive Vice President of Human Resources SAS	55	2018							0
Thomas A. Richlovsky Lead Director Former Executive Vice President PNC Financial Services Group	74	2012							0
Tim R. Wallis Former President Wallis Printing	74	1999							0
Ambassador David H. Wilkins Former U.S. Ambassador to Canada Former Speaker South Carolina House of Representatives Partner Nelson Mullins Riley & Scarborough	79	2016							0
Committee Chair	Committee Member

4	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Below is information about each of our Board of Directors (“Board”) nominees, including his or her age as of April 1, 2026; the year in which he or she first became a director of our Company; his or her business experience for at least the past five years; and other information that led our Board to conclude that each nominee should serve as a director of our Company. There are no family relationships among the individuals comprising our directors, executive officers, and director nominees.
Age 61 Director Since 2021 Committee Membership Nominating and Corporate Governance Talent and Compensation	Jennifer M. Bazante
Former Chief Marketing Officer, Humana | Independent Director
Ms. Bazante has a depth of experience leading world-class marketing organizations. She brings extensive knowledge to our Board as a marketing executive, with insights into brand recognition, customer experience, and digital transformation. Ms. Bazante also contributes extensive knowledge in the areas of leadership, strategic planning, and project management, which, together with her deep marketing expertise, is highly valuable to the Board.
Career Highlights
Ms. Bazante served as Chief Marketing and Communications Officer for Humana, a leading healthcare company with a focus on health insurance and integrated healthcare service delivery, from 2014 until her retirement in 2024. In that role, she oversaw the company’s brand and reputation efforts and led the strategies for customer acquisition and engagement as well as direct-to-consumer and business-to-business marketing across traditional and digital channels. She was instrumental in the launch of CenterWell, Humana’s healthcare service brand across pharmacy, primary care, and home health.
Prior to Humana, Ms. Bazante held several roles at Visa Inc. over a 14-year tenure, including Head of Global Brand and Product Marketing, Global Sponsorship Marketing, and Global Merchant Marketing. She began her career at Colgate-Palmolive where she spent time in South America leading multiple product categories and in New York where she drove the development of new, innovative product bundles. Ms. Bazante has been recognized as one of the Top 100 Women in Brand Marketing and is frequently invited to participate in the evaluation and selection of best-in-class marketing and advertising work across multiple industries.
Education
Ms. Bazante earned a Master of International Business Administration from the Darla Moore School of Business at the University of South Carolina and a bachelor’s degree from Florida State University.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	5
Age 65 Director Since 2022 Committee Membership Audit Risk	George B. Bell
Former Executive Vice President and Senior Technology Manager, Truist Financial Corporation | Independent Director
Mr. Bell is a seasoned information technology executive with over 40 years of experience leading transformative technology initiatives in the financial services sector. Throughout his career, he has demonstrated expertise in information technology development and support, project planning and execution, system design and enhancement, customer information management, organizational optimization, M&A integration, and operational excellence. Mr. Bell’s background also includes an emphasis on customer centric innovation and improving the quality of products and services to enhance customer experience, providing a unique skill set to the Board.
Career Highlights
Mr. Bell served as Executive Vice President and Software Engineering Group Head II, Business Management Manager for Truist Financial Corporation from 2019 until his retirement in 2021. In this role, he led a cross-functional organization and provided technical leadership across the human resources, legal, and business management functions. Prior to Truist’s formation, Mr. Bell held a series of progressively broader leadership roles at BB&T from 2002 to 2019 overseeing business critical application development and support teams while driving the introduction of new business and technology capabilities. His tenure included coverage of the majority of the bank’s application portfolio. Bell’s contributions advanced business strategies by deepening client insights, streamlining marketing programs, refining financial management, optimizing the bank’s core CRM strategy, establishing the platform for payments, streamlining information delivery, revitalizing underperforming teams, and executing the company’s inaugural major global sourcing initiative.
Before returning to BB&T in 2002, Mr. Bell spent eight years with Bank of America in a variety of technology leadership roles. His responsibilities included managing customer information and teller-system migration efforts for major acquisitions, overseeing nationwide applications and teams, designing the bank’s initial component-based development methodology, developing the initial CRM migration strategy, and leading early offshore support initiatives. He began his career with BB&T, where he spent 11 years in various management development and technology leadership positions.
Mr. Bell is an independent director on the Board of Directors of Constellation Quality Health, a nonprofit healthcare consultancy, and Barton College.
Education
Mr. Bell earned a Master of Business Administration from East Carolina University and a bachelor’s degree in mathematics from Barton College.

6	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Age 62 Director Since 2020 Committee Membership Nominating and Corporate Governance Talent and Compensation	James P. Clements
Former President, Clemson University | Independent Director
Dr. Clements’ experience as past President of two universities makes him uniquely skilled with deep knowledge regarding the operation of a complex organization and consideration of different stakeholder groups. In addition to his leadership in higher education, Dr. Clements has extensive knowledge in the field of information technology. Dr. Clements brings extensive knowledge in the areas of leadership, strategic planning, project management, computer science, and information technology to the Board.
Career Highlights
Dr. Clements served as Clemson University’s President from 2013 until his retirement in 2025. Prior to becoming Clemson University’s President, Dr. Clements served as the President of West Virginia University.
Dr. Clements is a nationally recognized leader in higher education. Dr. Clements currently serves on the Executive Committee for the Council on Competitiveness, the Special Olympics International Board, the South Carolina Chamber of Commerce Board, and the Council of Presidents for the Commission on Higher Education. Previously, he served as the chair of the Board for the Association of Public & Land-Grant Universities (“APLU”) and on the executive committee of APLU’s Commission on Innovation, Competitiveness, and Economic Prosperity. Dr. Clements also served on the Council of Presidents for the Association of Governing Boards and on the Board of Directors of the American Council on Education (“ACE”), including serving as a chair of the ACE Commission of Leadership.
Dr. Clements was the only university president selected for the 15-member Innovation Advisory Board to the U.S. Department of Commerce. He also served as the co-chair of the National Advisory Committee for Innovation and Entrepreneurship 2.0, serving as the only university president. He was nominated for, and participated in, the 81st Joint Civilian Orientation Conference through the U.S. Department of Defense where he was one of only a few dozen people selected in the country. Dr. Clements previously served on the Executive Committee of the Board for the Business Higher Education Forum.
Dr. Clements has published and presented more than 75 papers in the fields of higher education, leadership, strategic planning, project management, computer science, and information technology. He also served as principal investigator or co-investigator on more than $15 million in research grants. His Successful Project Management book is now in its seventh edition and is published in multiple languages and used in numerous countries.
Education
Dr. Clements earned a master’s degree and Ph.D. in operations analysis as well as a bachelor’s degree in computer science from the University of Maryland, Baltimore County (“UMBC”). Dr. Clements also earned a master’s degree in computer science from Johns Hopkins University’s Whiting School of Engineering and was awarded an honorary degree as a Doctor of Public Education from his alma mater, UMBC.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	7
Age 74 Director Since 2015 Committee Membership Audit Executive Risk (Chair)	Kenneth L. Daniels
Former Chief Credit Risk and Policy Officer, Senior Risk Advisor, BB&T | Independent Director
Mr. Daniels’ 38 years as a banking leader and risk professional with extensive experience in loan portfolio management, regulatory requirements, policy development, and data integrity provides the Board with a depth of banking and risk expertise and offers the perspective of a large regional banking institution to the Board.
Career Highlights
Mr. Daniels led various credit and risk management functions at BB&T during his tenure from 1983 until his retirement in 2014 over which time BB&T grew from $2 billion to $187 billion in assets. He served as a Senior Commercial Loan Administrator where he led a team of associates responsible for commercial loan underwriting and approval and commercial loan portfolio management. He was promoted to Chief Credit Risk and Policy Officer and was responsible for total loan portfolio management and strategy, credit policies, and allowance for credit losses. He later served as Senior Risk Advisor. Mr. Daniels began his career at First Union National Bank (now Wells Fargo) where he served as a Commercial Financial Analyst and as a Senior Commercial Loan Officer.
Mr. Daniels is past President and chair of both the Carolinas / Virginia Chapter and the Eastern North Carolina Chapter of the Risk Management Association (“RMA”). During his career, he served on the RMA’s National Agricultural Lending Council, the National Credit Risk Council, the Allowance for Loan and Lease Losses Roundtable, and the Commercial Risk Grading Roundtable.
Education
Mr. Daniels graduated from the RMA / Wharton Advanced Risk Management Program at The Wharton School of Business. He also earned a Master of Business Administration from East Carolina University and a bachelor’s degree from the University of North Carolina, Chapel Hill.

8	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Age 68 Director Since 2024 Committee Membership Nominating and Corporate Governance Risk	Sally Pope Davis
Former Managing Director, Goldman Sachs Asset Management | Independent Director
Sally Pope Davis is a highly accomplished financial executive with more than 40 years of experience in financial analysis, asset management, and investing within the financial industry. She brings to the Board extensive expertise and knowledge in shareholder value creation, strategy, corporate finance, and mergers and acquisitions as well as board service with other companies.
Career Highlights
Ms. Davis retired as a managing director from Goldman Sachs Asset Management in 2024, where she co-led the U.S. Small Cap Value Strategies, which, during her tenure, included one of the industry’s largest U.S. small-cap value funds. In addition to overseeing the portfolio, Ms. Davis was responsible for investing in the financial sector, including banks, thrifts, insurance, mortgage, capital markets, and specialty finance companies. Ms. Davis joined the Small Cap Value team in 2006, became co-lead portfolio manager in 2009, and was promoted to Managing Director in 2010. From 2001 to 2006, she served as a portfolio manager in Fundamental Equity at Goldman Sachs Asset Management, where she was responsible for investments in mid- and large-cap commercial and investment banking companies. Previously, Ms. Davis was a senior sell-side equity analyst in Goldman Sachs Global Investment Research, where she focused on U.S. regional banking companies during a period of significant industry consolidation.
Prior to her tenure at Goldman Sachs, Ms. Davis covered regional banks as a sell-side analyst at Brown Brothers Harriman. She began her career at Chase Manhattan Bank, including roles in corporate finance, specializing in financial institutions, and as Vice President in Capital Planning, managing capital funding requirements for the corporation.
Ms. Davis is an independent director on the Board of First Financial Bankshares, Inc., a publicly traded corporation, and its subsidiary, First Financial Bank, where she is a member of the Risk Committee and the Compensation Committee. Ms. Davis also serves on the Board of First Financial Trust and Asset Management and its Investment Committee. Additionally, she is an independent director on the Board of Directors of Core Specialty Insurance Holdings, Inc. and serves on the Audit, Finance, and Risk Management Committees.
Education
Ms. Davis earned a Master of Business Administration with a concentration in finance and economics from the University of Chicago and a bachelor’s degree in finance, graduating summa cum laude, from the University of Connecticut.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	9
Age 71 Director Since 2018 Committee Membership Executive Nominating and Corporate Governance (Chair) Risk	Lance F. Drummond
Former Executive Vice President of Operations and Technology, TD Canada Trust | Independent Director
Mr. Drummond brings to the Board 40 years of business experience as an executive-level business leader with multi-industry and international experience. He specializes in business-transforming strategy development and execution and organizational change for business-to-business and business-to-consumer Fortune 500 companies, with demonstrated success in manufacturing, technology, and financial services industries.
Career Highlights
Mr. Drummond served as Executive Vice President of Operations and Technology at TD Canada Trust from 2011 until his retirement in January 2015. In his role at TD Canada Trust, he led a team of associates who delivered personal and small business loan underwriting, funding, discharges, deposit operations, fraud management, collections, digitization and image transformation, service quality (Lean Six Sigma), and project management office services for Canadian Banking, including retail, business, and wealth. From 2009 to 2011, Mr. Drummond served as the Executive Vice President of Human Resources and Shared Services at Fiserv, Inc. In this role, he led the human resources function for Fiserv’s 20,000 employees. Additionally, he oversaw many of the company’s shared services, including Fiserv Global Services’ 2,800 employees located in India and Costa Rica. From 2002 to 2009, Mr. Drummond served Bank of America as the Service and Fulfillment Operations executive for Global Technology and Operations and later as Global Consumer and Small Business Banking eCommerce / ATM executive. Mr. Drummond began his career in 1976 at Eastman Kodak, where he held several senior management positions, including Divisional Vice President and General Manager Dental Products, Divisional Vice President, and Regional General Manager Professional Products — Latin American region, Corporate Vice President, and Chief Operating Officer Professional Products Division.
Mr. Drummond has been a member of the National Association of Corporate Directors (NACD) since 2015. He is a former independent director of the Federal Home Loan Mortgage Corporation (commonly known as Freddie Mac), AvidXchange Inc., a publicly traded fintech company, and the Financial Industry Regulatory Agency (FINRA).
Mr. Drummond received the Massachusetts Institute of Technology (“MIT”) Sloan Fellowship in 1994 and the Aspen Institute’s Henry Crown Fellowship in 1998. Mr. Drummond is the founder of Dreamseeds, a children’s performing arts program at YMCA of Greater Rochester.
Education
Mr. Drummond earned a Master of Business Administration from the Simon Business School at the University of Rochester, a master’s degree in management science from MIT, and a bachelor’s degree in business management from Boston University.

10	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Age 64 Director Since 2015 Chairman Since 2019 Committee Membership Executive (Chair)	H. Lynn Harton
Chairman, Chief Executive Officer, and President, United Community Banks, Inc.
With over 40 years of experience in the banking industry, Mr. Harton has extensive experience with respect to lending, risk management, credit administration, and virtually all other aspects of United Community’s business.
Career Highlights
Mr. Harton serves as Chairman of the Board, Chief Executive Officer, and President of United Community and as Chairman of the Board and Chief Executive Officer of the Bank. Mr. Harton joined United Community in 2012 as Chief Operating Officer. In 2015, he was named President and elected to the Board of both United Community and the Bank. Mr. Harton was named Chief Executive Officer of the Bank in 2017 and was named Chief Executive Officer of United Community in 2018. Mr. Harton was named Chairman of the Board of both United Community and the Bank in 2019. Mr. Harton served as President of the Bank until 2021.
Prior to joining United Community, Mr. Harton served as the Executive Vice President and Head of Commercial Banking, South of Toronto-Dominion Bank (“TD Bank”) from 2010 to 2012. From 2009 to 2010, Mr. Harton served as President and Chief Executive Officer of The South Financial Group (“TSFG”), and, from 2007 to 2009, he served as TSFG’s Chief Risk and Chief Credit Officer. During his time at TSFG, Mr. Harton raised capital to support TSFG during the 2008 financial crisis, negotiated the sale of the company to TD Bank, and, post-sale, led the successful integration of TSFG into TD Bank. Prior to joining TSFG, Mr. Harton served from 2003 to 2007 as the Chief Credit Officer of Regions Financial Corporation and Union Planters Corporation. He also held various executive positions at BB&T from 1983 to 2003.
Mr. Harton is a past member of both the RMA National Community Bank Council and the RMA Board of Directors. He has also served on a number of financial boards and committees throughout his career, including the Palmetto Business Forum, RMA National Credit Risk Council, Consumer Bankers Association National Small Business Banking Committee, and the Equifax Small Business Financial Exchange. He is a member of the South Carolina Business Hall of Fame and a recipient of the SC Governor’s Order of the Palmetto — South Carolina’s highest civilian honor for extraordinary service and contributions to the state.
Education
Mr. Harton earned a bachelor’s degree from Wake Forest University and has participated in various executive programs at Duke University, Wharton, Columbia, Northwestern, the University of North Carolina, and the University of South Carolina.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	11
Age 66 Director Since 2023 Committee Membership Audit (Chair) Executive Risk	John M. James
Former Senior Vice President, Corporate Controller Executive, Bank of America | Independent Director
Mr. James has more than 35 years of experience in senior financial management roles and has served in senior executive positions encompassing financial reporting, accounting, treasury, and regulatory responsibilities in a global banking organization, which allows him to provide a unique perspective on United Community’s Board. Mr. James qualifies as an audit committee financial expert and serves as chair of the Audit Committee.
Career Highlights
Mr. James served as the Americas Legal Entity Controller for Bank of America from 2019 until his retirement in 2022. In that role, Mr. James was responsible for all of the legal entity controllership activities for the U.S., Canada, Mexico, Brazil, and other countries in South America. He also had responsibility for certain corporate and treasury accounting functions.
Prior to his role as Americas Legal Entity Controller, Mr. James was the Corporate Controller for Bank of America for 14 years. In that role, he was responsible for certain corporate and treasury accounting functions, U.S. Securities and Exchange Commission (“SEC”) reporting, accounting policy, corporate analysis and reporting, and Enterprise Reg W governance.

Mr. James joined Bank of America in 2005 as Corporate Controller. Before joining Bank of America, he completed a two-year professional accounting fellowship in the Office of the Chief Accountant at the SEC in Washington, D.C. Prior to his time at the SEC, he spent twelve years with PricewaterhouseCoopers LLP (“PwC”), including four years in the Accounting Consulting Services group of the firm’s Professional, Technical, Risk & Quality National Office as a financial instruments accounting consultant. During this time, he was also a member of the Financial Instruments Task Force of the Auditing Standards Board. Prior to PwC, he worked in the banking and insurance industries for seven years in a variety of senior financial management positions.
During his career, Mr. James held both Certified Public Accountant (CPA) and Chartered Financial Analyst (CFA) designations.

Education
Mr. James earned a bachelor’s degree in business administration with a concentration in finance and a bachelor’s degree in accounting from the University of Kentucky.

12	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Age 55 Director Since 2018 Committee Membership Executive Talent and Compensation (Chair)	Jennifer K. Mann
Executive Vice President of Human Resources, SAS | Independent Director
Ms. Mann brings a wealth of human resources experience to the Board. Her leadership in human resources demonstrates her vision and strong management skills and offers extensive human resources insight to the Board.
Career Highlights
Ms. Mann has been employed with SAS since 1998 and currently serves as Executive Vice President of Human Resources, where she is responsible for developing and guiding SAS’ human resources vision and articulating the organization’s strategy to help acquire, develop, reward, and retain the best talent. Ms. Mann leads a global human resources organization that acts as a steward of the SAS culture and engages a global workforce of over 12,000 with diverse talents and skills. SAS has been ranked on the FORTUNE 100 Best Companies to Work For® list since the list’s inception. This recognition includes multiple number one rankings in the U.S., as well as the World’s Best Multinational Workplaces from Great Place to Work®, garnering accolades for SAS across the globe for its workplace culture and commitment to innovation. Her workplace culture insights have been shared in The Wall Street Journal, U.S. News & World Report, CBS MoneyWatch, CBS Sunday Morning, CNN, and The Great Workplace by Michael Burchell and Jennifer Robin. Ms. Mann was selected as a 2014 finalist for Chief Human Resources Officer of the Year by HRO Magazine. Prior to joining SAS, Ms. Mann held human resources leadership roles in industries such as high-tech manufacturing, healthcare, and academia.
Ms. Mann is a member of the advisory council at North Carolina State University’s Poole College of Management and serves on the Board of Trustees at Meredith College. She is also a member of OnBoardNC.
Education
Ms. Mann earned a bachelor’s degree in psychology and business from Meredith College.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	13
Age 74 Director Since 2012 Lead Director Since 2017 Committee Membership Audit Executive Nominating and Corporate Governance	Thomas A. Richlovsky
Former Executive Vice President, PNC Financial Services Group | Independent Director
Mr. Richlovsky has extensive experience in the financial services industry, having served in senior executive positions in finance, accounting, and treasury at major banking organizations. Mr. Richlovsky’s expertise and experience in these finance-related areas of banking provide a valuable perspective making him well suited to serve on United Community’s Board. Mr. Richlovsky qualifies as an audit committee financial expert and serves on the Audit Committee.
Career Highlights
Mr. Richlovsky retired as Executive Vice President at PNC Financial Services Group Inc. (“PNC”) in 2011. He joined PNC upon its acquisition of National City Corporation (“National City”) in December 2008. Mr. Richlovsky was Chief Financial Officer, Treasurer and Principal Accounting Officer of National City at the time of its acquisition by PNC. During his 30-year tenure with National City, he assumed progressively greater responsibilities and gained extensive financial management, accounting, and treasury expertise. Over that same period, National City grew from approximately $5 billion in assets and 2,000 employees to $150 billion in assets and over 30,000 employees. Following the sale of National City to PNC, Mr. Richlovsky was appointed Executive Vice President of PNC and assisted in the integration of the two companies. At PNC, he managed several functional areas within the PNC finance group.
Mr. Richlovsky began his business career as an auditor in 1973 with Ernst & Ernst, a predecessor firm of Ernst & Young LLP, in Cleveland, Ohio.
Mr. Richlovsky holds a Certified Public Accountant (CPA) designation. During Mr. Richlovsky’s business career, he was active in numerous professional organizations, including the American Institute of Certified Public Accountants, Financial Executives Institute, Bank Administration Institute, and National Investor Relations Institute. He currently serves on the boards of several educational and not-for-profit organizations.
Education
Mr. Richlovsky earned a bachelor’s degree in business, graduating summa cum laude, from the Cleveland State University. He also completed graduate studies at The Stonier Graduate School of Banking at Rutgers University.

14	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Age 74 Director Since 1999 Committee Membership Talent and Compensation	Tim R. Wallis
Former President, Wallis Printing | Independent Director
Mr. Wallis is a community leader and was a long-term owner of a small business. With United Community’s interest in small business and commercial banking, Mr. Wallis brings a valuable perspective and insight to the Board. His varied experience on a number of community boards, as well as his service on the United Community Bank Board for the Rome community, provides the Board with a focus on the needs of our mid-size banking communities and the business owners within those communities.
Career Highlights
Mr. Wallis was previously President of Wallis Printing in Rome, Georgia. In addition to serving on the Board of United Community, Mr. Wallis also serves as chair of the United Community Bank Board for the Rome community. He has served on the Board of Directors of the Printing and Imaging Association of Georgia (“PIAG”) and was chair of the association’s Government Relations Committee. In this capacity, he worked directly with PIAG legislative liaisons at both the state and national levels. Mr. Wallis previously served on the Georgia Chamber of Commerce Board of Directors and was the chair for Northwest Georgia. Additionally, Mr. Wallis has significant investment interests in retail shopping centers and apartment complexes throughout the Southeast. He also served on the Darlington School Board of Trustees, Georgia Southern University Foundation Board of Trustees, Rome / Floyd YMCA Board of Trustees, and the United Way of Rome and Floyd County Board of Trustees.
Education
Mr. Wallis earned a bachelor’s degree from Georgia Southern University.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	15
Age 79 Director Since 2016 Committee Membership Risk	David H. Wilkins
Former U.S. Ambassador to Canada; Former Speaker, SC House of Representatives; Partner, Nelson Mullins Riley & Scarborough | Independent Director
Mr. Wilkins has extensive legal, regulatory, and governance experience, having served in a senior position in a national law firm and as a U.S. Ambassador and member of the South Carolina State House of Representatives. With this comprehensive legal and governance experience, Mr. Wilkins provides a valuable perspective to United Community’s Board.
Career Highlights
Ambassador Wilkins is a partner at Nelson Mullins Riley & Scarborough LLP in Greenville, South Carolina serving on the government relations strategies group with a special focus on U.S. — Canada interests. He proudly served as U.S. Ambassador to Canada from June 2005 to January 2009, appointed by President George W. Bush.
After returning to South Carolina from Canada, Ambassador Wilkins spent six years chairing the Clemson University Board of Trustees and now serves as a Trustee Emeritus. Additionally, he served on several corporate boards over the past ten years. He is a member of both the South Carolina Bar Association and the American Bar Association. In 2010, South Carolina’s then Governor-elect Nikki Haley tapped Mr. Wilkins to chair her government transition team. First elected in 1980, Ambassador Wilkins served 25 years in the South Carolina House of Representatives. He was elected Speaker of the House in 1994, a position he held for 11 years until he resigned in order to assume his ambassadorship post. He is the recipient of numerous awards, including South Carolina’s highest honor, the Order of the Palmetto.
Education
Mr. Wilkins earned a bachelor’s degree from Clemson University and a Juris Doctor (JD) degree from University of South Carolina School of Law.

16	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Board Composition
Our Bylaws provide that the number of directors on the Board may range from 8 to 14. The Board has set the size of the Board at 12 and has nominated 12 directors to serve following the 2026 Annual Meeting. The size of the Board may fluctuate in the future.
Our Board’s current composition has resulted from a thoughtful process of:

Identifying the qualifications, skills, and experience that we believe should be represented on our Board in light of our industry, business strategy, and risk appetite	Considering the diversity of viewpoints, education, qualifications, skills, and experience that each of our directors contributes to the Board	Recognizing that the strength of our Board is driven by the shared expertise and diverse talents of its members combined with active and transparent communication
Recent Board Refreshment
Our Board is focused on ongoing Board refreshment targeting the right balance between longer-tenured directors possessing Company knowledge and recently-elected directors who offer fresh viewpoints and perspectives. We believe that ensuring that our Board comprises directors with a diverse mix of experiences, qualifications, attributes, skills, backgrounds, and viewpoints is critical to its ability to oversee the strategic direction of the Company as well as its commitment to enhancing long-term shareholder value.
Of our 11 independent directors, the following four directors have been elected in the past five years.
Board Qualifications, Skills, and Experience
Our Board believes that directors should possess the following core attributes:

Character and Integrity Must be an individual who exhibits integrity and informed judgement	Record of Achievement Commitment to excellence, evidenced through a history of professional success and proven leadership	Relevant Professional or Business Experience Understands the Company’s business or related industries	Cooperative Approach Ability to work constructively in a collegial manner and candidly consult with and advise management
The Nominating and Corporate Governance Committee and our Board desire that our Board collectively possesses a balance of qualifications, skills, and experience that are relevant to our business and strategy.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	17
Beyond the core attributes expected of directors, the following are qualifications, skills, and experience that the Nominating and Corporate Governance Committee and Board view as desirable when evaluating director nominees. Additional information on the business experience and other qualifications of each of our director nominees is included under Director Nominees for Election. Each director may also contribute other important experience, qualifications, skills, experience, viewpoints, and personal attributes to our Board that are not reflected in the chart below.
Qualification, Skill, Experience	Bazante	Bell	Clements	Daniels	Davis	Drummond	Harton	James	Mann	Richlovsky	Wallis	Wilkins	Total
Executive Management “C-Suite” experience; leadership experience as a division president or functional leader within a complex organization													11
Strategic Planning / Oversight Experience developing and implementing operating plans and business strategy													11
Financial / Accounting Meets SEC financial expert definition and possesses significant financial expertise with knowledge of financial reporting and experience with financial disclosure requirements and internal controls													2
Corporate Finance / Capital Management Experience with corporate finance, capital allocation, and debt and capital market transactions													4
Risk Management Experience overseeing complex risk management matters													8
Regulatory / Political Experience with governmental relations, regulatory environment, and / or working with regulators; experience as a politician or lobbyist													9
Corporate Governance Demonstrates understanding of current corporate governance standards and best practices in public companies													12
Human Resources / Compensation Experience managing a human resources function; experience with executive compensation and broad-based incentive planning													4
Technology / Cybersecurity Experience implementing technology strategies and innovation and managing and mitigating cybersecurity risks													4
Banking Industry Experience Experience in the banking and / or financial services industry													8
Retail Industry and / or Marketing Experience Experience with retail industry, transformation to digital platforms, branding major corporations, and / or use of digital marketing strategies													5
Mergers and Acquisitions (“M&A”) Leadership experience with M&A transactions													10
Corporate Social Responsibility Demonstrates understanding of issues related to corporate social responsibility, sustainability, and environmental stewardship; informed on emerging issues potentially affecting the reputation of the business													12

18	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Board Attributes
Board Committee Composition
Our Board has established five standing committees: Audit, Executive, Nominating and Corporate Governance, Risk, and Talent and Compensation. Our Board committees act on behalf of the Board and report their activities to the Board at regular Board meetings. The Board appoints the members of each committee based on the recommendations of the Nominating and Corporate Governance Committee.
At least annually, the Board and the Nominating and Corporate Governance Committee review the committee member assignments and chair positions and consider committee changes, refreshment, and chair rotations. The Board and Nominating and Corporate Governance Committee also regularly review the director qualifications, skills, and experience matrix to assist in evaluating the experience of directors on each committee.
The following table presents the current members and chairs of each of our standing committees.
Name	Audit	Executive	Nominating and Corporate Governance	Risk	Talent and Compensation
Jennifer M. Bazante
George B. Bell
James P. Clements
Kenneth L. Daniels
Sally Pope Davis
Lance F. Drummond
H. Lynn Harton*
John M. James
Jennifer K. Mann
Thomas A. Richlovsky**
Tim R. Wallis
Amb. David H. Wilkins
* Chairman of the Board	** Lead Director	Committee Chair	Committee Member
The Board adopted a charter for each standing Board committee, and these charters are available on the Investor Relations > Corporate Governance section of our website (www.ucbi.com). Each committee charter addresses the purpose, authority, and responsibilities of the committee as well as membership and meetings. As required by each committee charter, each committee annually reviews and assesses its charter’s adequacy and the committee’s performance. Committees may recommend amendments to their respective charters, and our Board must approve amendments.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	19
The current members, number of meetings held in 2025, and key responsibilities of each of our standing committees are described below.
Audit Committee	Meetings in 2025: 9

Mr. James (Chair)	Mr. Bell	Mr. Daniels	Mr. Richlovsky
Principal Responsibilities

•
Selects the independent auditor

•
Annually evaluates the independent auditor’s qualifications, performance, and independence as well as the lead audit partner; discusses the nature, scope, and rigor of the audit process; reviews the independent auditor’s annual report on the Company’s internal quality control procedures and any material issues raised by its most recent review of internal quality controls

•
Discusses the annual audited and quarterly unaudited financial statements with management and the independent registered public accounting firm

•
Reviews with management and auditors the quality and adequacy of our internal control over financial reporting and disclosure controls and procedures; establishes procedures for receipt, retention, and treatment of complaints regarding accounting or internal controls

•
Oversees, reviews, and approves internal audit activities, projects, and budget

•
Oversees the effectiveness of our compliance and ethics programs

•
Oversees our compliance with legal and regulatory requirements

Executive Committee	Meetings in 2025: 1

Mr. Harton (Chair)	Mr. Daniels	Mr. Drummond	Mr. James	Ms. Mann	Mr. Richlovsky
Principal Responsibilities

•
To the extent permitted by applicable law, exercises, during the intervals between meetings of the Board, any and all the powers and authority of the Board in United Community’s management and affairs

•
Consults with our Chief Executive Officer (“CEO”) and / or other members of executive leadership, from time to time, regarding strategic or other matters where input of directors may be valuable outside of regularly scheduled Board meetings

20	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Nominating and Corporate Governance Committee	Meetings in 2025: 4

Mr. Drummond (Chair)	Ms. Bazante	Dr. Clements	Ms. Davis	Mr. Richlovsky
Principal Responsibilities

•
Reviews and recommends, as appropriate, changes to the size, composition, and operation of the Board and its committees

•
Develops and recommends criteria for selecting new directors

•
Identifies, screens, and recommends to our Board individuals qualified to serve on the Board

•
Recommends Board committee structure and membership, including the recommendation of Lead Director

•
Assists the Board with succession planning

•
Develops, recommends, and annually assesses corporate governance policies, practices, and training requirements and guidelines and makes recommendations for changes to the Board

•
Oversees the process governing annual Board and committee self-evaluations

•
Oversees share ownership guidelines for directors

Risk Committee	Meetings in 2025: 4

Mr. Daniels (Chair)	Mr. Bell	Ms. Davis	Mr. Drummond	Mr. James	Mr. Wilkins
Principal Responsibilities

•
Assists the Board in its general oversight of the Company’s risk management processes

•
Oversees integrated effort to identify, assess, and manage or mitigate material risks facing the Company

•
Monitors and reviews United Community’s enterprise risk management processes, strategies, policies, and practices to identify emerging risks

•
Evaluates the adequacy of United Community’s risk management functions

•
Makes recommendations to management and the Board as to methods by which to effectively manage risks

Proposal 1 Election of Directors	2026 PROXY STATEMENT	21
Talent and Compensation Committee	Meetings in 2025: 4

Ms. Mann (Chair)	Ms. Bazante	Dr. Clements	Mr. Wallis
Principal Responsibilities

•
Reviews and approves corporate goals and objectives relevant to compensation of the Company’s executive officers

•
Determines executive officer compensation and recommends director compensation for Board approval

•
Oversees overall compensation philosophy and principles

•
Establishes short-term and long-term incentive compensation programs for executive officers and approves all equity awards

•
Oversees share ownership guidelines for executive officers

•
Oversees the performance evaluation process for executive officers

•
Selects and determines fees and scope of work of its independent compensation consultant

•
Oversees and evaluates the independence of its compensation consultant and other advisors

22	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Board Structure and Processes
Our Board provides active, engaged, independent oversight of the Company. Our Board sets the cultural “tone at the top” and oversees the Company’s business with an effective leadership structure guided by strong governance practices. All directors are well engaged in fulfilling their responsibilities. The Board places a high value on collegiality and open dialogue and proactively fosters a culture of transparency and respect for others. At Board meetings, the Lead Director and other directors regularly articulate the desire for all members of the Board to express their views and to be open to the opinions of others. We believe that the Board’s commitment to this positive culture is a core attribute that facilitates the Board’s effective independent oversight of the Company.
Our Board is guided by strong governance principles and practices, including the following:
Lead independent director with clearly defined role	Stock ownership guidelines for directors
Audit Committee, Nominating and Corporate Governance Committee, Risk Committee, and Talent and Compensation Committee each consist entirely of independent directors	Direct Board access to management and transparency and openness in communications
Executive session of independent directors at each regular Board meeting	Strict anti-hedging policy
Regular consideration of Board and committee composition and refreshment	Annual comprehensive Board and committee self-evaluations
Among other important functions, our Board and its committees:
Oversee management’s development and implementation of a multi-year strategic business plan and monitor progress in meeting the strategic business plan	Oversee the establishment and administration of appropriately designed compensation programs and plans

Oversee risk management processes and efforts to identify, assess, and manage or mitigate material risks facing United Community, including operational, cyber, credit, market, liquidity, compliance, and reputational risks
Oversee the Company’s maintenance of high ethical standards, including by adoption of a code of ethical conduct that applies to our executive leadership and the Board
Oversee our audit function, our independent registered public accounting firm, and the integrity of our financial statements	Review our CEO’s performance and approve the total annual compensation for our CEO and other executive officers
Review, monitor, and approve succession plans for our CEO and other key executive leadership to promote senior management continuity	Review our governance practices, our human capital management policies and practices, and our community development and engagement initiatives
Board Leadership Structure
H. Lynn Harton Chairman	Thomas A. Richlovsky Lead Director | Independent
Our Board periodically reviews its leadership structure. The Board maintains flexibility to determine the most effective leadership structure considering the composition of the Board, the composition of management, and the needs of the Company as they change over time. Our Board currently has a Chairman and an independent Lead Director. Mr. Harton, our CEO, serves as Chairman, and Mr. Richlovsky serves as Lead Director. The Lead Director is appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee.
Our Board believes that the existing structure, with Mr. Harton as Chairman and Mr. Richlovsky as Lead Director, continues to be the most effective leadership structure at this time. The Company benefits from an executive Chairman with deep experience in the financial services industry and knowledge of the Company’s emerging risks and issues that derives from close coordination with the management team. The combined CEO and Chairman role allows the Company to communicate its strategy to employees,

Proposal 1 Election of Directors	2026 PROXY STATEMENT	23
customers, regulators, shareholders, and other stakeholders in a single voice. The Company likewise benefits from a Lead Director with deep experience in the financial services industry who communicates regularly with the Chairman, other members of the Company’s management team, and the other independent directors. We believe that the joint efforts and coordination between our Chairman and Lead Director exemplify effective Board leadership and fulfillment of the Board’s oversight responsibilities.
Our Lead Director is highly engaged with management and the other independent directors. Mr. Richlovsky:
•
Meets regularly with the CEO

•
Coordinates with the CEO and committee chairs to develop Board and committee meeting agendas

•
Speaks regularly with each of the committee chairs

•
Attends all committee meetings

•
Advises the CEO of the informational needs of the Board and provides feedback from the Board

•
Serves as a “sounding board” for the CEO

•
Develops topics of discussion for executive sessions of the Board

•
Leads the executive sessions of the Board

•
Coordinates with the CEO and the chair of the Nominating and Corporate Governance Committee to develop the agenda, topics, and content for the Board’s annual retreat

•
Coordinates with the chair of the Talent and Compensation Committee on the annual performance evaluation of the CEO

•
Serves as a contact for shareholders, employees, and other interested parties who wish to communicate with independent directors on the Board

Director Independence
New York Stock Exchange (“NYSE”) listing standards require that a majority of our directors be independent and that each member of our Audit Committee, Nominating and Corporate Governance Committee, and Talent and Compensation Committee be independent. Our Board determines the independence of each director and director nominee in accordance with guidelines it adopted, which include all elements of independence set forth in the NYSE listing standards and SEC rules. The Board first considers whether any director or nominee has a relationship covered by the NYSE listing standards that prohibits an independence finding for Board or committee purposes. Any director who has a material relationship with United Community or its management is not considered to be independent.
Our Board has affirmatively determined that all of our director nominees are independent under NYSE listing standards and our guidelines, except for our CEO, H. Lynn Harton, who is not considered independent due to his employment with the Company.

JENNIFER M. BAZANTE	GEORGE B. BELL	JAMES P. CLEMENTS	KENNETH L. DANIELS

SALLY P. DAVIS	LANCE F. DRUMMOND	H. LYNN HARTON	JOHN M. JAMES

JENNIFER K. MANN	THOMAS A. RICHLOVSKY	TIM R. WALLIS	DAVID H. WILKINS

Our Board determined as to each independent director that no relationship exists, which, in the opinion of the Board, would interfere with the exercise of the director’s independent judgment in carrying out his or her responsibilities as a director. The Board also determined that each person who currently serves or who served in 2025 on the Audit Committee, the Nominating and Corporate Governance Committee, or the Talent and Compensation Committee meets or met, as applicable, the NYSE independence requirements for membership on those committees and, as to the Audit Committee, SEC independence rules.
In reaching the determination that Mr. Wilkins is independent, the Board considered that during 2025, the Company paid approximately $363,000 to the law firm of Nelson Mullins Riley & Scarborough, LLP (“NMRS”) for various legal services. Mr. Wilkins is a partner with NMRS. The fees paid to NMRS by United Community during 2025 amount to less than one-tenth of 1% of that firm’s total revenue and did not exceed established thresholds that are incompatible with Mr. Wilkins being considered independent under the rules of NYSE and applicable provisions of the Securities Exchange Act of 1934 (the “Exchange Act”). Mr. Wilkins performed no legal work for the Company and received no compensation related to the engagement.

24	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Board Executive Sessions
To encourage open and candid dialogue among independent directors, our Board and Board committees routinely meet in executive sessions outside the presence of management. The Lead Director presides over the executive sessions of our Board meetings, and each committee chair presides over the executive sessions of each respective committee. Independent directors are granted direct access to members of management at any time they consider necessary. During 2025, the Board held four executive sessions without any members of management present.
Board Oversight of Risk
The Board oversees the Company’s risk management and has developed a risk management structure to facilitate careful oversight of risk. The Board provides credible challenge and holds management accountable for maintaining an effective risk management program and for adhering to risk management expectations.
The Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives and discusses reports prepared by United Community’s executive leadership, including the Chief Risk Officer, on areas of material risk to United Community. The Board uses these reports to understand the risk identification, risk management, and risk mitigation strategies being used by United Community and to oversee the implementation of the strategies.
To further support the risk management function, United Community also has a Risk Committee comprised solely of independent directors. The Risk Committee assists the Board in its general oversight of the Company’s risk management processes and is responsible for an integrated effort to identify, assess, and manage or mitigate material risks facing the Company. The Risk Committee’s primary functions include monitoring and reviewing United Community’s enterprise risk management processes, strategies, policies, and practices to identify emerging risks, evaluate the adequacy of United Community’s risk management functions, and make recommendations to management and the Board to effectively manage risks.
United Community is committed to maintaining appropriate practices regarding the security, availability, and confidentiality of the information entrusted to it by its customers and other stakeholders. In furtherance of that commitment, United Community continually works to strengthen its information technology infrastructure and enhance its cybersecurity and information security controls.
As part of its oversight responsibilities over Company risks and controls, the Risk Committee of the Board oversees United Community’s efforts to respond to increasingly challenging cyber and information security risks. At each quarterly meeting of the Risk Committee, United Community’s Chief Information Officer reports to the Risk Committee of the Board regarding security testing, training, audits, key cybersecurity metrics, and United Community’s efforts to identify, prepare for, prevent, and respond to critical threats. The Risk Committee receives regular updates on the maturity of United Community’s information security program, penetration testing results, infrastructure assessments, threat environment, security operations, operational events, vendor and supply chain security, and application / data security. On an annual basis, United Community’s Chief Information Officer presents a cybersecurity program update to the Risk Committee of the Board.
All employees are engaged in protecting and securing data. Employees receive annual training on cybersecurity risks, including training that raises awareness of phishing scams as well as annual training on security, privacy, and policy awareness. We also routinely conduct exercises to raise information security awareness. In addition to enterprise-wide cybersecurity training for all employees, the Company also annually conducts targeted cybersecurity training for all IT personnel and application development personnel.
New Director Orientation
Newly-elected directors engage in a director orientation process designed to familiarize them with the Company’s business and culture, corporate governance framework, and the role and responsibilities of directors. New directors meet individually with members of the Company’s executive leadership and are provided with information regarding the Company’s businesses, strategic planning process, risk management framework, and culture and values. Our General Counsel facilitates a Board orientation session to review the Company’s Corporate Governance Guidelines, Code of Business Conduct and Ethics, and other policies applicable to directors. Each newly-elected director is paired with an experienced director who provides guidance throughout the first year of service and serves as an ongoing resource. For the first year of directorship, new directors are invited to attend all Board committee meetings to gain an understanding of the operation and duties of each committee.
Board Continuing Education and Development
Board continuing education and development opportunities are provided to directors to support the performance of their responsibilities. These opportunities are designed to allow directors to augment their existing skill sets and remain abreast of emerging risks and trends applicable to the Company’s business and the financial services industry. The Company regularly provides directors with training sessions by management and by third-party specialists on a wide range of topics that assist directors in carrying out their responsibilities, including compliance, governance, technology, cybersecurity, regulatory oversight, risk management,

Proposal 1 Election of Directors	2026 PROXY STATEMENT	25
financial management, and laws governing directors’ duties and conduct. The Company also supports directors in attending third-party educational seminars and conferences.
In addition, the Board engages in an annual retreat. The Board retreat agenda is developed by the Company in collaboration with the Lead Director and chair of the Nominating and Corporate Governance Committee and with input from other directors. The Board retreat typically includes presentations and workshops with both internal resources and outside consultants and speakers. The content is specifically tailored to topics relevant to the Company’s strategic priorities, business plan, and risk management but also covers industry-wide trends, challenges, and opportunities. The Board retreat also provides directors with insights and perspectives from third-party stakeholders such as shareholders, investors, regulators, vendors, and advisors. Topics covered in recent years include economic outlook, political trends, regulatory changes, investor and analyst viewpoints, banking landscape, customer experience and strategy, M&A, fintech, digital adoption, and analysis of United Community business lines and functions.
Board Evaluations
The Board and each Board committee continually evaluate their own effectiveness throughout the year. The Lead Director, the committee chairs, and the CEO / Chairman regularly discuss the Board and Board committee areas of responsibility and processes as well as general governance principles, to seek ways in which to enhance the Board’s effectiveness and efficiency.
The Board and each committee perform self-evaluations annually using a process approved by the Nominating and Corporate Governance Committee. In addition, directors are asked to provide candid feedback on individual members of the Board to the chair of the Nominating and Corporate Governance Committee, the Chairman of the Board, or the Lead Director who then meet to discuss individual director performance and succession considerations.
The Board begins its annual self-evaluations by defining the goals it aims to accomplish, and it organizes its self-evaluation process to ensure a consistent methodology, which is crucial for producing reliable, valid, and comparable results. The Board retains a neutral party to facilitate the self-evaluation process to safeguard the privacy of responses, maintain objectivity, and encourage honest reflection. The Board has a comprehensive follow-up process whereby the third-party facilitator compiles results and presents them to the Board to be analyzed and interpreted. With the guidance and leadership of the Nominating and Corporate Governance Committee, the Board identifies areas of focus and enhancement based on the results of the annual self-evaluation process, and actionable recommendations are developed. The Board regularly revisits action plans and monitors improvements, fostering a cycle of continuous growth and learning.
For 2025, our Board evaluations encompassed the following key aspects of corporate governance:
Board and Committee Meeting Attendance
Directors are expected to attend our annual meeting of shareholders, Board meetings, and meetings of Board committees on which they serve. Attendance may be by telephone or video conference. During 2025, our Board met six times.
During 2025, each of our incumbent directors attended at least 75% of the aggregate meetings of our Board and the committees on which they served. In addition, each of our directors serving at the time attended our 2025 Annual Meeting of Shareholders.

26	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Identifying and Evaluating Director Candidates
Our Board engages in an ongoing process of reviewing and evaluating its composition. Our Nominating and Corporate Governance Committee is responsible for identifying and recommending director candidates to our Board for nomination using a rigorous director selection process as summarized below. The Board, in coordination with the Nominating and Corporate Governance Committee, also considers Board leadership succession planning and committee membership.
Assess Board Needs / Define Ideal Candidate
The Nominating and Corporate Governance Committee evaluates the collective qualifications, skills, and experience of the Board to identify knowledge, qualifications, skills, and experience that ideal candidates may contribute so that the Board collectively possesses the necessary qualifications, skills, and experience relevant to the Company for effective oversight.

Source Candidates
The Nominating and Corporate Governance Committee uses a variety of methods to identify potential director candidates, including recommendations that it receives from directors, shareholders, management, contacts in the communities we serve, and third-party search firms.

Evaluate Candidates / Initial Screening
When considering a candidate for membership on the Board, the Nominating and Corporate Governance Committee assesses a candidate’s independence, qualifications, skills, and experience as compared to the qualifications, skills, and experience that the Board has identified as important to be reflected on the Board.
Shortlisted candidates typically undergo an initial screening, which may involve telephone or video interviews. This process is utilized to verify basic qualifications, gauge interest, and assess general suitability for the role.

Interview Candidates
Candidates who advance in the process are asked to attend formal interviews designed to evaluate the candidate’s understanding of the Company and the financial services industry; assess the candidate’s prior board, executive, and leadership experience; discuss the candidate’s perspectives on governance and strategies for managing risk; evaluate the candidate’s leadership approach and ability to work collaboratively; and explore the candidate’s fit with the Board’s dynamics and culture.
Shortlisted candidates are first asked to attend a formal interview with the Lead Director and chair of the Nominating and Corporate Governance Committee. Advancing candidates are then interviewed by the remaining members of the Nominating and Corporate Governance Committee. All other members of the Board are also given the opportunity to interview advancing candidates.

Nominating and Corporate Governance Committee Recommendation Board Approval and Appointment
The Nominating and Corporate Governance Committee selects the most qualified candidate(s) from the shortlist and formally recommends them to the Board. This recommendation includes a summary of the candidate’s qualifications and the reasons for nomination.
The Board reviews the Nominating and Corporate Governance Committee’s recommendation and votes on whether to approve the candidate for directorship. If approved, the candidate is appointed.

As noted above, from time to time, the Nominating and Corporate Governance Committee retains a third-party search firm to assist in identifying and evaluating potential Board candidates and, for any such candidate identified by a search firm, to compile and evaluate information regarding the candidate’s education, qualifications, skills, and experience. In 2025, the Nominating and Corporate Governance Committee did not engage any third-party search firms.
Although the Nominating and Corporate Governance Committee does not have a specific policy governing diversity, it considers, in identifying director candidates, a candidate’s education, qualifications, skills, and experience with a view toward having a diversity of viewpoints in the broadest sense being represented on the Board. These considerations include, without limitation, the individual’s interest in United Community, independence, integrity, reputation, business experience, education, accounting and financial expertise,

Proposal 1 Election of Directors	2026 PROXY STATEMENT	27
age, race, ethnicity, gender, geographic location, civic and community relationships, and knowledge and experience in matters impacting financial institutions. The Board believes that the presence of diverse backgrounds and viewpoints in the boardroom leads to more effective oversight, broader dialogue, and better decision-making.
Regarding incumbent directors considered for re-election, the Nominating and Corporate Governance Committee also assesses each director’s performance, contribution, level of engagement, and meeting attendance record. In addition, the Nominating and Corporate Governance Committee determines whether nominees are able to commit sufficient time to fulfill their responsibilities as directors effectively.
Process for Shareholders to Recommend Individuals for Consideration by the Nominating and Corporate Governance Committee
Any shareholder who wishes to recommend a director candidate for consideration by our Nominating and Corporate Governance Committee must submit a written notice to our Corporate Secretary. For the 2027 Annual Meeting of Shareholders, the Nominating and Corporate Governance Committee will consider recommendations received by December 2, 2026. The written notice must set forth:
•
The name and business or residence address of the nominee;

•
The number of shares of common stock of United Community that are beneficially owned by the nominee;

•
The total number of shares that, to the knowledge of the nominating shareholder, would be voted for such person;

•
The signed consent of the nominee to serve, if elected; and

•
The name and residence address of the nominating shareholder, and the number of shares of United Community common stock that are beneficially owned by the nominating shareholder.

Written notices should be sent to the Corporate Secretary, United Community Banks, Inc., 200 East Camperdown Way, Greenville, South Carolina 29601. A proposed nominee must complete a questionnaire providing requested information about his or her background and qualifications as well as information that would be required to be disclosed by the SEC’s proxy rules and would allow the Nominating and Corporate Governance Committee to evaluate that person’s independence. In addition, any shareholder who intends to solicit proxies in support of director nominees other than our nominees at the 2027 Annual Meeting of Shareholders, in order to comply with the SEC’s universal proxy rules, must provide notice no later than March 15, 2027 to our Corporate Secretary (at the same address previously set forth) that contains all information required by Exchange Act Rule 14a-19.
There were no director nominations proposed for the 2026 Annual Meeting by any shareholder.
Communications with the Board
Shareholders and other interested parties wishing to communicate with the Board should send any communication in writing to the Corporate Secretary, United Community Banks, Inc., 200 East Camperdown Way, Greenville, South Carolina 29601. Any such communication from shareholders must state the number of shares beneficially owned by the shareholder making the communication. The communication will be forwarded to the full Board or to any individual director or directors to whom the communication is directed unless the communication is determined to be ministerial or inappropriate.
CEO and Key Management Succession Planning
Our Board oversees our long-term management development and succession. Management maintains procedures to be implemented upon the sudden departure of our CEO or other key members of executive leadership. The management development and succession program focuses on key positions and succession elements, including identification of potential successors for positions when it is determined that internal succession is appropriate, assessment of each potential successor’s level of readiness, and preparation of individual growth and development plans. The succession plans are reviewed by the Board at least annually.

28	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Board Policies and Guidelines
Stock Ownership Guidelines
The Board has adopted share ownership guidelines for directors and executive officers.
Each nonemployee director is expected to maintain a meaningful ownership of shares of the Company’s common stock, which the Company considers to be common stock having a value at least equal to five times the annual director cash retainer payable for service on the Company’s Board. Such ownership is expected to be acquired within five years of election to the Board. Each nonemployee director is expected to retain ownership of 100% of all shares granted by the Company after such shares vest until the nonemployee director reaches the target.
Each employee at the level of Executive Vice President and above, which includes all of our executive officers, is expected to maintain a meaningful ownership of shares of the Company’s common stock, which the Company considers to be a number of shares of our common stock having a value at least equal to a multiple, as set forth in the following table, of the officer’s annual base salary as in effect from time to time. Such ownership is expected to be acquired within five years of such person’s hire or promotion date. Each executive officer is expected to retain ownership of 100% of all net after-tax shares granted by the Company after such shares vest until the executive officer reaches the ownership target.
Certain Relationships and Related Party Transactions
United Community has a written related-party transaction policy that governs the review, approval, and ratification of any transaction that would be required to be disclosed by United Community pursuant to SEC requirements. United Community’s Board (or the Audit Committee of the Board) must approve all such transactions under the policy.
Before the Company may enter into a related-party transaction or an amendment thereof, the Board (or a committee of the Board) must consider all of the available relevant facts and circumstances, including, if applicable, benefits to United Community, the impact of the transaction on director independence, the availability of other sources for comparable products or services, the terms of the transaction, and the terms available to or from unrelated third parties or employees generally, as the case may be. No member of the Board or any of its committees shall participate in the review, consideration, or approval of any related-party transaction with respect to which such member or any of his or her immediate family members is a related party.
There were no related-party transactions in 2025, except as described in Director Independence.
Insider Trading Policy
Our insider trading policy, which governs trading in our securities by our directors, officers, and employees, is designed to promote compliance with insider trading laws, rules, regulations, and applicable exchange listing standards. It also prohibits directors and employees (including our executive officers) from pledging United Community securities as collateral, holding United Community securities in a margin account, or hedging against any decrease in the market value of equity securities issued by United Community and held by them, such as entering into or trading prepaid variable forward contracts, equity swaps, collars, puts, calls, options, exchange funds, or other derivative instruments related to United Community stock.
Code of Business Conduct and Ethics
United Community has adopted a Code of Business Conduct and Ethics designed to promote ethical conduct, which applies to our Board and all employees of United Community, including our Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer as well as all other executive leadership. A copy of United Community’s Code of Business Conduct and Ethics can be found on our website (www.ucbi.com), where we will also publish any changes or waivers to the Code of Business Conduct and Ethics.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	29
Director Compensation
Director Compensation Decision Making
Role of Talent and Compensation Committee
The Talent and Compensation Committee reviews and recommends to the Board the compensation of the Company’s nonemployee directors. In performing this role, the Talent and Compensation Committee regularly meets with and receives analysis and information (including peer data) from Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”), its independent compensation consultant. The Board and Talent and Compensation Committee believe that director compensation should attract and retain qualified directors and compensate them for the significant time commitment and substantial contributions they are expected to make in their capacities as directors. The Board and Talent and Compensation Committee also believe that director compensation should align the directors’ interests with the long-term interests of the Company’s shareholders. The compensation program for the Company’s nonemployee directors is a combination of cash and equity and is assessed and reviewed relative to peers at least annually.
Role of Independent Compensation Consultant
The Talent and Compensation Committee has engaged the services of Aon to provide independent compensation consulting services. Aon has provided compensation consulting services to the Talent and Compensation Committee since 2015.
The independent compensation consultant’s involvement in director compensation decision making closely mirrors their role in executive leadership compensation decision making. See Proposal 2 — Compensation Discussion and Analysis: Executive Leadership Compensation Decision Making, Role of Independent Compensation Consultant for additional information regarding the independent compensation consultant’s role in compensation decision making.
Director Compensation Components
Our director compensation program is comprised of three primary components:
•
Director Retainer Compensation — Cash: Provides the director with a fixed annual cash payment for serving on the Board. This component of director compensation is paid to directors quarterly and is designed to recognize and reward the skill, competency, experience, and performance a director brings to the position. Adjustments to the director cash retainer, if approved, are typically effective annually in January.

•
Director Retainer Compensation — Equity: Provides the director with a fixed annual equity grant with vesting restrictions. This component of director compensation is generally granted to directors annually in conjunction with the director’s re-election to the Board. Adjustments to the director equity retainer, if approved, are typically effective annually in January and applied prospectively to future equity grants. The Talent and Compensation Committee believes that equity compensation provides an opportunity to strengthen the alignment of director pay with shareholder value creation.

•
Committee Fee Compensation — Cash: Provides the director with an additional fixed cash payment for serving on and / or chairing Board committees. This component of director compensation is paid to directors quarterly. Adjustments to director committee fee cash compensation, if approved, are typically effective annually in January.

We also reimburse directors for certain fees and expenses incurred in connection with continuing education activities and for travel and expenses related to United Community business. On occasion, a director may be accompanied by his or her spouse on a business-related trip or flight. Any incremental cost attributable to the director’s spouse is de minimis and, accordingly, we do not allocate incremental cost to the director for his or her spouse’s use of our aircraft when accompanying the director on a business trip, and we do not pay any other expenses for the spouse’s benefit.
Our 2025 director compensation program included the same elements and general structure as our 2024 director compensation program.
Directors of the Company and the Bank who are employees of the Company and / or the Bank receive no additional compensation for being a director of the Company or the Bank or for serving on a committee of the Board. Additionally, directors do not receive separate compensation for serving on the Bank’s Board.

30	2026 PROXY STATEMENT	Proposal 1 Election of Directors
Director Compensation for 2025
The following table presents the components of 2025 director compensation. Committee chairs receive the cash member fee in addition to the cash chair fee. The Lead Director receives the director cash retainer in addition to the Lead Director cash retainer.
Annual Director Retainer Compensation	Annual Committee Fee Compensation
	Audit Committee Member	$12,500
	Audit Committee Chair	20,000
	Risk Committee Member	12,500
	Risk Committee Chair	20,000
	Nominating and Corporate Governance Committee Member	8,750
	Nominating and Corporate Governance Committee Chair	15,000
	Talent and Compensation Committee Member	8,750
	Talent and Compensation Committee Chair	15,000
Lead Director Additional Annual Cash Retainer: $35,000	Executive Committee Member	8,750
Annual Director Equity Retainer
The annual director equity retainer is generally in the form of time-based restricted stock units granted on the date directors are elected at the annual meeting, and vesting the day before the following year’s annual meeting, assuming the director’s continued service with us.
Time-based restricted stock units were granted to each nonemployee director on May 14, 2025 that will vest on May 12, 2026, subject to the director’s continued service through the vesting date.
Director Compensation Table
The following table presents the compensation earned by or paid to each person who served as a nonemployee member of our Board during all or any part of 2025. Certain columns specified for this table by Item 402(k) of Regulation S-K have been omitted because they were not applicable.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Jennifer M. Bazante	$77,500	$75,022	$152,522
George B. Bell	85,000	75,022	160,022
James P. Clements	77,500	75,022	152,522
Kenneth L. Daniels	113,750	75,022	188,772
Sally Pope Davis	81,250	75,022	156,272
Lance F. Drummond	105,000	75,022	180,022
John M. James	99,375	75,022	174,397
Jennifer K. Mann	92,500	75,022	167,522
Thomas A. Richlovsky	125,000	75,022	200,022
David C. Shaver(3)	55,000	—	55,000
Tim R. Wallis	68,750	75,022	143,772
Amb. David H. Wilkins	72,500	75,022	147,522

(1)
The director cash retainer may be deferred pursuant to the United Community Bank Deferred Compensation Plan. No directors elected to defer his or her 2025 director cash retainer.

(2)
This represents the grant date fair value of time-based restricted stock units granted on May 14, 2025 (2,526 underlying shares valued at $29.70 per share, the price of United Community’s common stock on that date) computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. All nonemployee director time-based restricted stock units granted in 2025 were outstanding as of December 31, 2025. See Note 16 of our annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 17, 2026, for information regarding assumptions made in the valuation of these grants.

(3)
Mr. Shaver did not stand for re-election at the 2025 Annual Meeting of Shareholders. Therefore, his 2025 director compensation includes compensation related to his service on the Board through the 2025 Annual Meeting of Shareholders.

Proposal 1 Election of Directors	2026 PROXY STATEMENT	31
Corporate Governance Information
You can find additional information regarding our corporate governance practices on the Investor Relations > Corporate Governance section of our website (www.ucbi.com), including our Code of Business Conduct and Ethics, Corporate Governance Guidelines, Shareholder Nomination and Communication Procedures, and the charter of each of our standing committees. This information is also available in print to any shareholder who sends a written request to: Investor Relations, United Community Banks, Inc., 200 East Camperdown Way, Greenville, South Carolina 29601.

32	2026 PROXY STATEMENT	Executive Officers
Executive Officers
Below is information about each of our executive officers, including his or her age, the year in which he or she first became an executive officer, and his or her business experience for at least the past five years. Each of our executive officers is appointed annually by the Board and serves at the discretion of the Board.
Age 64 Employed with United Community Since 2012 Executive Officer Since 2015	H. Lynn Harton
Chairman, Chief Executive Officer, and President, United Community Banks, Inc. Chairman and Chief Executive Officer, United Community Bank
With over four decades in the banking industry, Mr. Harton brings deep expertise in lending, risk management, credit administration, and nearly every facet of our business.
Mr. Harton joined United Community in 2012 as Chief Operating Officer. In 2015, he was named President and elected to the Board of both United Community and the Bank. Mr. Harton was named Chief Executive Officer of the Bank in 2017 and was named Chief Executive Officer of United Community in 2018. Mr. Harton was named Chairman of the Board of both United Community and the Bank in 2019. Mr. Harton served as President of the Bank until 2021.
Prior to joining United Community, Mr. Harton served as the Executive Vice President and Head of Commercial Banking, South of Toronto-Dominion Bank (“TD Bank”) from 2010 to 2012. From 2009 to 2010, Mr. Harton served as President and Chief Executive Officer of The South Financial Group (“TSFG”), and, from 2007 to 2009, he served as TSFG’s Chief Risk and Chief Credit Officer. During his time at TSFG, Mr. Harton raised capital to support TSFG during the 2008 financial crisis, negotiated the sale of the company to TD Bank, and, post sale, led the successful integration of TSFG into TD Bank. Prior to joining TSFG, Mr. Harton served from 2003 to 2007 as the Chief Credit Officer of Regions Financial Corporation and Union Planters Corporation. He also held various executive positions at BB&T from 1983 to 2003.

Age 64 Employed with United Community Since 2014 Executive Officer Since 2014	Richard (“Rich”) W. Bradshaw
Chief Banking Officer, United Community Bank, Inc. President and Chief Banking Officer, United Community Bank
With over 35 years in banking, Mr. Bradshaw oversees United’s extensive commercial, retail, and credit divisions, and provides leadership for more than 200 branches and offices spanning six states.
Mr. Bradshaw joined United Community in 2014 as President of Special Lending. He advanced to the role of Commercial Executive in 2017. In 2021, he was promoted to his present positions as President and Chief Banking Officer.
Before joining United Community in 2014, Mr. Bradshaw was Head of U.S. Small Business Administration (SBA) Programs at TD Bank, where he oversaw the program’s growth into the nation’s eighth-largest SBA lender. Earlier in his career, he served as President of UPS Capital Business Credit in Atlanta, Georgia, managing sales and marketing for asset-based lending, equipment leasing, SBA, and insurance products.
Prior to his business career, Mr. Bradshaw served five years of active duty as a Captain in the U.S. Air Force. Paralleling his banking career, he also served 16 years as a Commander, U.S. Naval Reserve intelligence program, retiring in 2005.

Executive Officers	2026 PROXY STATEMENT	33
Age 60 Employed with United Community Since 2017 Executive Officer Since 2017	Jefferson L. Harralson
Chief Financial Officer, United Community Banks, Inc.
Drawing on over 25 years in the banking industry, Mr. Harralson oversees all accounting, financial, and reporting functions. He is additionally responsible for mergers and acquisitions, investor relations, treasury operations, capital and strategic planning, as well as budgeting and forecasting.
Before joining United Community in 2017, Harralson served as a managing director at Keefe, Bruyette and Woods (KBW). He began his tenure at KBW in 2002 as vice president, taking on the responsibility of rebuilding the firm’s Southeastern Bank Research division following the events of September 11, 2001. Over the years, he led KBW’s research team for small and midsized banks and, most recently, held the position of associate director of research for the firm. Throughout his career, Harralson has specialized in the banking sector, with a particular emphasis on small and midsized institutions.

Age 52 Employed with United Community Since 2022 Executive Officer Since 2022	Holly N. Berry
Chief Human Resources Officer, United Community Banks, Inc.
Leveraging over two decades of HR leadership, Ms. Berry guides human resources strategy and operations for our workforce, cultivating a vibrant and rewarding environment that inspires, engages, and motivates employees.
Before joining United Community in 2022, Ms. Berry was the Head of People and Culture at SOLVD Health, life science company specializing in novel biotechnology. Earlier in her career, she also held human resources leadership roles at Belk, Inc., Bank of America Corporation, and BMW Manufacturing Co.

34	2026 PROXY STATEMENT	Executive Officers
Age 49 Employed with United Community Since 2022 Executive Officer Since 2023	Abraham A. Cox
Chief Consumer and Small Business Banking Officer, United Community Banks, Inc.
Having over 25 years of experience in the banking sector, Mr. Cox oversees Mortgage, Retail Sales, Wealth, SBA, Product Management, Retail and Small Business Credit, Navitas Credit Corp, and Marketing.
Mr. Cox joined United Community in 2022 and held the position of Chief Marketing Officer until his promotion to Chief Consumer and Small Business Banking Officer in 2025.
Before joining United Community, Mr. Cox held the position of Head of Mortgage Originations at Truist, a role he assumed in December 2019 following the merger of BB&T Corporation and SunTrust Banks, Inc. Throughout his tenure at Truist and its predecessor BB&T, Cox held various executive and senior leadership roles in commercial, retail, and mortgage banking.

Age 53 Employed with United Community Since 2020 Executive Officer Since 2020	Melinda Davis Lux
Chief Administrative Officer, General Counsel, and Corporate Secretary, United Community Banks, Inc.
With over two decades of experience advising clients in corporate law and mergers and acquisitions, Ms. Davis Lux oversees the Company’s legal and governance matters. She offers counsel on major transactional, regulatory, and strategic issues, collaborates closely with United Community’s Board of Directors, and oversees both information technology and banking operations.
In 2020, Ms. Davis Lux began her tenure at United Community as General Counsel and Corporate Secretary. She expanded her responsibilities in 2025 by assuming the role of Chief Administrative Officer.
Before coming to United Community in 2020, Ms. Davis Lux was a partner at Womble Bond Dickinson in Greenville, South Carolina, and served as a Global Board Member for Womble Bond Dickinson International. Earlier in her career, Ms. Davis Lux served as a partner at the Wyche Law Firm, worked as a corporate associate at Kilpatrick Stockton, LLP, and held the position of Law Clerk for the Honorable Alexander B. Denson of the U.S. District Court in Raleigh, North Carolina.

Executive Officers	2026 PROXY STATEMENT	35
Age 61 Employed with United Community Since 2015 Executive Officer Since 2015	Robert (“Rob”) A. Edwards
Chief Risk Officer, United Community Banks, Inc.
With over 25 years of expertise in the financial services sector, Mr. Edwards serves as Chief Risk Officer, where he oversees credit performance and manages all aspects of model, operational, third-party, and enterprise risk, as well as compliance and loan review for United Community.
Mr. Edwards joined United Community in 2015 and held the position of Chief Credit Officer until his promotion to Chief Risk Officer in 2019.
Before joining United Community in 2015, he held the position of Executive Credit Officer overseeing Credit Policy and Risk Reporting and Analytics at TD Bank N.A. Additionally, he was Chief Credit Officer at The South Financial Group (TSFG).

Age 59 Employed with United Community Since 2015 Executive Officer Since 2019	Mark A. Terry
Chief Information Officer, United Community Banks, Inc.
With over three decades of expertise in information technology, Mr. Terry oversees the Company’s IT operations as Chief Information Officer. In this capacity, he directs all aspects of technology infrastructure, information security, data management, application support, and project management, ensuring the organization’s digital systems remain robust and secure.
Mr. Terry joined United Community in 2015 as Chief Technology Officer following the Company’s merger with Palmetto Bancshares, Inc. and its subsidiary, The Palmetto Bank. He held this position until his promotion to Chief Information Officer in 2017.
Before becoming part of United Community in 2015, Mr. Terry held the position of Chief Information Officer at both The Palmetto Bank and the Forcht Group of Kentucky, and worked as a System Engineer at EDS, Inc.

36	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation	2026 PROXY STATEMENT	37
In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we provide our shareholders each year with an opportunity to vote, on an advisory basis, on compensation paid to our “Named Executive Officers” or “NEOs” (each a “Named Executive Officer” or “NEO”) as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. Accordingly, we are asking our shareholders to provide an advisory nonbinding vote (say-on-pay vote) to approve our executive compensation as we have described it in Compensation Discussion and Analysis and in the accompanying compensation tables.
The say-on-pay vote is advisory and will not be binding on the Board or the Talent and Compensation Committee. However, our Board and Talent and Compensation Committee value our shareholders’ views and will consider the outcome of the say-on-pay vote when making future executive compensation decisions.
Compensation Discussion and Analysis
Our Talent and Compensation Committee is committed to designing our compensation program to serve the long-term interests of our shareholders and oversees our executive compensation program, structures the program, adopts changes to the program, and awards compensation as appropriate to reflect United Community’s performance and promote the objectives of the program. To deliver superior shareholder returns, we believe that it is critical to provide competitive compensation packages that will attract, retain, and motivate talented and experienced executives with the requisite expertise. This commitment shapes our Company-wide compensation program, including the compensation practices and policies designed specifically for our executive officers which includes our NEOs, each of whom is considered an NEO. In 2025, the following individuals served as our NEOs:
This Compensation Discussion and Analysis (“CD&A”) describes the key features of the compensation program for our NEOs and specific information about its various components.

38	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Summary
The Talent and Compensation Committee seeks to align executive compensation with comparable roles at peer group companies, in terms of both total compensation and the mix of compensation, as appropriate given the performance and tenure of the executive officer. For a given executive officer, this approach can result in total compensation being targeted below, at, or above the market median, based on the relevant factors under consideration.
The Talent and Compensation Committee approved and implemented a series of design updates and improvements to the 2025 executive compensation program. These changes were intended to align our executive compensation program more closely with industry standards, increase the focus on creating shareholder value, and offer greater flexibility to respond to unexpected or exceptional circumstances.
For the 2025 annual cash incentive awards:
•
The number of performance metrics were reduced and the weightings recalibrated, producing the following performance metrics and weightings:

◦
The pre-tax pre-provision earnings per share performance metric was replaced with pre-tax pre-provision return on operating average assets with a weighting of 30%.

◦
The operating earnings per share performance metric was increased to a weighting of 30%.

◦
A revenue growth performance metric was added with a weighting of 20%.

◦
The customer satisfaction rating performance metric was increased to a weighting of 20%.

•
In the past, we evaluated credit and risk management via two performance metrics, net charge-offs to average loans and nonperforming assets to total assets. These two metrics were each weighted at 15% in the 2024 annual cash incentive awards scorecard. Beginning in 2025, the Company replaced these metrics with a risk-based modifier that provides the Talent and Compensation Committee with flexibility to adjust payouts downward from results initially calculated based on the factors described above. These downward adjustments would be based on capital levels, liquidity, credit quality, and / or other risk factors. This approach allows the Committee to evaluate a wide range of risk management considerations and to make more material adjustments as appropriate, up to and including the entire award in cases of egregious mismanagement of risk.

•
A discretionary modifier was added to provide the Talent and Compensation Committee with flexibility to adjust payouts 20% upward or downward from calculated results. This flexibility allows for adjustments for unforeseen events, economic volatility, and / or risk management outcomes ensuring alignment between final pay and actual performance.

•
The maximum potential payout was increased from 150% to 200% of target, allowing for greater reward when performance exceeds target goals.

For long-term equity incentive awards granted in 2025, the allocation between time-based and performance-based equity incentive awards was maintained at the same level as in recent prior years (40% and 60%, respectively). There were no design changes made to 2025 time-based equity incentive awards granted to executive officers.
For performance-based equity incentive awards granted in 2025:
•
The previous four-year ratable vesting schedule was replaced with a cliff-vesting schedule based on a single three-year performance period.

•
The number of performance metrics was increased with weighting adjusted as follows:

◦
The return on average assets performance metric was replaced with core return on average assets with a weighting of 50%.

◦
Tangible book value per share plus dividend was added as a performance metric with a weighting of 50%.

•
The total shareholder return (“TSR”) multiplier remained in effect, with the range remaining unchanged at 75% to 125% based on relative TSR.

•
The performance metrics and total shareholder return modifier remain benchmarked against those of the peer group.

•
The maximum potential payout was increased from 187.5% to 250.0% of target, allowing for greater reward when performance exceeds target goals.

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation	2026 PROXY STATEMENT	39
Say-on-Pay Vote Support
The Company held an advisory say-on-pay vote at its 2025 Annual Meeting of Shareholders. Shareholders approved the compensation of the NEOs, with 97% of shareholder votes cast (which excludes abstentions and broker nonvotes) voting in favor of the say-on-pay proposal. The Talent and Compensation Committee views this as an indication that the Company has been generally effective in implementing its compensation philosophy and objectives. Because we view this outcome as continuing to be overwhelmingly supportive of our compensation policies and practices, we do not believe that fundamental changes to the program are needed at this time. Nonetheless, because market practices and our business needs continue to evolve, we continually evaluate our program and make changes when warranted.
2025 Business Highlights
In addition to the financial highlights above, during 2025:
•
Net income totaled $328 million, compared to $252 million in 2024;

•
Pre-tax, pre-provision income totaled $471 million, compared to $374 million in 2024;

•
GAAP diluted earnings per share were $2.62, an increase of 28% compared to $2.04 in 2024;

•
Total revenue was $1.06 billion, an increase of 12% over $952 million in 2024;

•
Revenue growth was 12%, compared to 7% in 2024;

•
Book value per share and tangible book value per share increased by 8% and 11%, respectively, compared to 2024;

•
Return on average assets was 1.17%, compared to 0.90% in 2024;

•
Pre-tax, pre-provision return on average assets was 1.72% on an operating basis, compared to 1.49% in 2024;

•
Return on common equity was 9.12%, compared to 7.07% in 2024;

•
Return on tangible common equity on an operating basis was 13.3%, compared to 11.4% in 2024;

•
Capital ratios remained strong with common equity tier 1 increasing 17 basis points from 2024 while deploying capital through $44 million of repurchased common shares and $88 million of redeemed preferred shares; and

•
Net interest margin rose 23 basis points to 3.52%, driving revenue growth and profitability improvement.

In addition to these financial highlights, during 2025, we:
•
Marked a milestone of 75 years delivering exceptional service;

40	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
•
Completed our acquisition of ANB Holdings, Inc., parent of American National Bank (ANB), strengthening our footprint in South Florida;

•
Expanded our presence with a new branch opening in Cary, North Carolina, and plans underway to establish additional locations in Winston-Salem, North Carolina, and Miami, Florida, in 2026;

•
Earned five 2025 Greenwich Best Brand awards, including national honors for middle market satisfaction;

•
Achieved recognition as an 11-time recipient of J.D. Power’s award for top customer satisfaction among consumer banks in the Southeast and earned the distinction of being the region’s most trusted bank in 2025;

•
Were honored by American Banker as one of the “Best Banks to Work For” for the ninth consecutive year;

•
Won the 2025 American Bankers Association Foundation Community Commitment Award for Volunteerism, recognizing our extensive Financial Literacy Month initiative; and

•
Awarded $504,763 in charitable contributions to 228 organizations in 2025 to improve the economic vitality and quality of life in the communities we serve through the United Community Bank Foundation.

Use Of Non-GAAP Financial Measures
In this Proxy Statement, we refer to non-GAAP financial measures. The required GAAP reconciliation and other information regarding certain non-GAAP financial measures referred to in this Proxy Statement are available beginning on page 62 of our Annual Report on Form 10-K for the year ending December 31, 2025, which was filed with the SEC on February 17, 2026. Presented below is a calculation of the pre-tax, pre-provision return on average assets on an operating basis, which is not included in the GAAP reconciliation and other information regarding certain non-GAAP financial measures in our Annual Report on Form 10-K for the year ended December 31, 2025.
Return on average assets (GAAP)	1.17%
Income tax expense	0.34
Provision for credit losses	0.17
Merger-related and other charges	0.04
Operating pre-tax, pre-provision return on average assets	1.72%

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation	2026 PROXY STATEMENT	41
Executive Officer Compensation Philosophy and Objectives
Our executive compensation program is market-based and designed to support our business objectives. We do not engage in unsound compensation practices and have established compensation structures that promote a culture focused on the long-term interests of our shareholders.
WHAT WE DO

Performance-Based Framework
We believe that shareholder value is enhanced over the long term through consistent and prudent growth. We also believe that the performance-based component of our executive officers’ compensation program encourages the achievement of these longer-term growth objectives. This pay-for-performance philosophy is designed to reduce compensation when performance falls below the expectations set by the Talent and Compensation Committee, and to increase compensation when performance exceeds those expectations.
Peer-Based Approach
We implement a peer-based approach in our executive compensation program to ensure compensation is aligned with performance. Competitive compensation data from peer companies serves as a reference point for decisions regarding both the overall compensation package and specific compensation components. We review the reasonable range of total compensation for comparable roles within peer organizations, while taking into account unique circumstances not captured by market data — such as specialized job descriptions and the influence a particular officer may have on achieving our business objectives.
Peer-relative performance metrics are also incorporated into the performance-based equity incentive awards granted to our executive officers.
Short-Term / Long-Term Balance
Our executive compensation program is structured to balance short-term and long-term elements. By considering competitive data from peer companies, we set base salaries that reflect the responsibilities, experience, performance, and contributions of our executive officers, while maintaining an appropriate balance between base salary and incentive compensation.
Our Talent and Compensation Committee believes that awarding long-term equity incentive awards offers a competitive incentive opportunity, links executive compensation to long-term performance, and enhances the alignment between executive compensation and shareholder value creation.
Sound Governance
We adhere to sound governance practices to ensure our executive compensation program remains consistent with safe and sound banking standards. We believe performance objectives should be motivating and challenging, as well as attainable and aligned with safe and sound banking principles.
Double Trigger Change-in-Control Provisions
Our change-in-control continuity agreements require both a change in control and termination of employment by the Company without “cause” or by the executive officer for “good reason” in order for an executive to qualify for severance payments. In addition, our long-term equity incentive awards for executive officers include double-trigger vesting provisions.
United Community Share Ownership Guidelines
We maintain robust share ownership guidelines for our executive officers to better align their interests with those of our shareholders.
Compensation Clawback
Our Board has adopted policies — including those required by NYSE listing standards — regarding the clawback of incentive compensation paid to executive officers in the event of certain financial statement restatements.
Compensation Risk Considerations
Performance metrics are used for both short-term and long-term incentives, and maximum payout potentials are established for these opportunities to reduce the risk that strategies or transactions are undertaken outside the Company’s overall risk tolerance.
A comprehensive risk assessment of all Company incentive plans is performed each year and presented to the Talent and Compensation Committee for review.

WHAT WE DO NOT DO

Tax Gross-Ups
Our executive compensation program does not permit the gross-up of compensation to cover taxes owed on compensation.
Certain Stock Trading Activities
Our executive compensation program prohibits directors, officers, and employees from engaging in short sales, trading in puts, calls, and other options or derivatives involving our stock, or entering into hedging transactions related to our stock.
Equity Compensation Repricing
Our executive compensation program does not allow for repricing within our equity plans without shareholder approval.
Equity Compensation Timing
We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Single-Trigger Change-in-Control Provisions
Our executive officers are not covered by “single-trigger” change-in-control provisions.
No Guaranteed Base Salary Increases
Base salary increases for our executive officers are determined by merit and reflect both Company and individual performance.
No Excessive Perquisites
Our executive compensation program provides reasonable and business-appropriate perquisites for our executive officers.
No Dividend Equivalents Paid on Unvested Equity Awards
No dividend equivalents on unvested awards are paid unless and until the underlying awards are earned and vested.

42	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Executive Officer Compensation Decision Making
Role of Talent and Compensation Committee
The Talent and Compensation Committee reviews and recommends to the Board the compensation of the Company’s executive officers. In performing this role, the Talent and Compensation Committee regularly meets with, and receives analysis and information (including peer group data) from Aon, its independent compensation consultant. The Board and Talent and Compensation Committee believe that our executive compensation program should attract, retain, and motivate talented and experienced executives. The Board and Talent and Compensation Committee also believe that our executive compensation program should align executives’ interests with those of the Company’s shareholders. The compensation program for the Company’s executive officers is a combination of cash and equity compensation and is assessed and reviewed at least annually relative to our peers.
The Committee consults with Aon as to the appropriateness of the compensation of our executive officers, including our CEO, and each component of compensation considering market practices, sound governance practices and trends in compensation practices in the banking industry. In determining the compensation of our CEO, the Talent and Compensation Committee also takes into consideration the CEO’s performance and the performance of the Company as compared to the Board-approved plans and peer group performance. Our Lead Director, who consults regularly with the CEO and other directors, provides input to the Talent and Compensation Committee regarding the CEO’s performance.
Although the Talent and Compensation Committee values and solicits management’s input, it retains and exercises sole authority to make decisions regarding executive officer compensation.
Role of Independent Compensation Consultant
The Talent and Compensation Committee has engaged Aon to provide independent compensation consulting services. Aon has provided compensation consulting services to the Talent and Compensation Committee since 2015.
The Talent and Compensation Committee determines the scope of Aon’s services and has approved a written agreement pursuant to which Aon provides independent advice to the Talent and Compensation Committee. The approved scope of Aon’s work generally includes performing analyses and providing independent advice related to our executive and nonemployee director compensation programs and providing competitive market studies and other services upon which the Talent and Compensation Committee relies in making its decisions, such as advice in areas such as compensation philosophy, compensation risk assessment, market comparator group, incentive plan design, executive compensation disclosure, emerging best practices, and changes in the regulatory environment.
The Talent and Compensation Committee annually reviews Aon’s independence and performance and the consulting services provided. In evaluating the independence and performance and considering Aon’s retention, the Talent and Compensation Committee also assesses their independence in accordance with NYSE listing standards, considering whether:
•
They provide other services to United Community;

•
The fees paid by United Community to Aon represent an insignificant portion of their total revenues;

•
Aon maintains policies and procedures designed to prevent conflicts of interest between them and the companies to which they provides services, as well as between its individual employees and such companies;

•
United Community or any member of the Talent and Compensation Committee have any other business or personal relationship with Aon or its employees who provide services to the Talent and Compensation Committee;

•
Aon, or its employees who provide services to the Talent and Compensation Committee, own any United Community securities; and

•
Any executive officer of United Community has any business or personal relationship with Aon or its employees who provide services to the Talent and Compensation Committee.

Based upon these and other factors, the Talent and Compensation Committee concluded that the retention of Aon did not present any conflicts of interest, that Aon was independent, and that such retention was appropriate.
In 2025, Aon’s compensation advisory role included providing market benchmarking data on executive and director compensation levels and practices, input on the executive incentive compensation program designs, and input on related technical and regulatory matters.
When requested by the Talent and Compensation Committee, an Aon representative attends Talent and Compensation Committee meetings and participates in executive sessions with the Talent and Compensation Committee. Talent and Compensation Committee members may consult directly with Aon from time to time as desired, and the chair of our Talent and Compensation Committee regularly consults with Aon regarding Talent and Compensation Committee responsibilities and compensation matters.

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation	2026 PROXY STATEMENT	43
Role of Management
Our executive leadership team develops a rolling three-year strategic plan and annual business plan. The three-year strategic plan and annual business plan are reviewed and approved by our Board. Financial performance targets used in our incentive compensation programs typically are derived from those plans.
In developing recommendations regarding compensation for each of our executive officers, our CEO considers the following factors:
The CEO makes recommendations to the Talent and Compensation Committee regarding compensation for each of our executive officers. Our Talent and Compensation Committee reviews and considers the recommendations of the CEO and his evaluation of the performance of our executive officers.
Executive Officer Compensation Components
Our executive compensation program is comprised of three main components:

Base Salary	Annual Cash Incentive Awards	Long-Term Equity Incentive Awards

Provides the executive officer fixed compensation design to recognize and reward the skill, competency, experience, and performance an executive brings to the position considering competitiveness in the markets in which we retain executive talent
	Provides the executive officer short-term compensation based on predetermined performance metrics	Provides the executive officer long-term, time-based and performance-based compensation in the form of restricted stock units
We also provide executive officers with perquisites and other personal benefits that the Company and our Talent and Compensation Committee believe are reasonable and consistent with its overall compensation program.
Base Salary
Base salaries are designed to recognize and reward the skill, competency, experience, and performance an executive brings to the position. Changes in base salary result primarily from comparisons against peers, individual and Company performance, internal equity considerations, value to the organization, promotions, and the executive’s specific responsibilities both internally and compared to market. Annual base salary adjustments are typically effective in January; however, the Talent and Compensation Committee may alter this schedule if exceptional situations warrant.
Annual Cash Incentive Awards
The Talent and Compensation Committee believes that a significant portion of executive compensation should be linked directly to the achievement of specified financial and nonfinancial objectives. Our Management Incentive Plan is a pay-for-performance plan that governs the amount of cash incentive compensation we award to our executive officers. Under the Management Incentive Plan, the Talent and Compensation Committee determines eligibility, the threshold, target, and maximum payout potential, and the corporate performance metrics and qualitative measures used to determine awards. Those measures are generally based on annual corporate and financial performance goals established at threshold, target, and maximum levels based on our strategic and operating objectives. At the end of each year, the actual performance for each performance metric is measured separately against target performance level. Corporate performance that meets the target level results in a 100% payout. Award payouts are interpolated for performance between these defined levels. Awards payouts are subject to forfeiture if the applicable minimum performance thresholds are not achieved.
To qualify for an annual cash incentive award, individual performance must also meet expectations of the CEO, the Talent and Compensation Committee, and the Board. The CEO evaluates and reports to the Talent and Compensation Committee on the performance of each of the other executive officers in each case versus previously established goals. The Talent and Compensation Committee makes such determinations regarding the CEO.

44	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Long-Term Equity Incentive Awards
The Talent and Compensation Committee believes that long-term equity incentive awards provide a competitive incentive opportunity for our executive officers, strengthens the alignment of executive pay with long-term shareholder value creation, and creates an additional link between pay and corporate performance, while maintaining the focus on Company soundness.
The Talent and Compensation Committee also believes that offering executives both time-based and performance-based equity incentive awards is advantageous, as it fosters responsibility for achieving results through performance measures and promotes employee retention and loyalty through time-based awards. The Talent and Compensation Committee also believes that the use of time-based equity incentive awards provides balance to long-term equity incentives and reduces volatility.
Time-based equity incentive awards vest in four equal installments with 25% vesting on February 15 following each of the four years following grant assuming the executives remain employed with us, subject to certain exceptions.
Performance-based equity awards vest at the end of a three-year performance period. Over this three-year period, performance is assessed relative to a peer group (defined at the beginning of the period) for core return on average assets and tangible book value per share plus dividends. As with our annual cash incentive, a range of payout opportunities is contemplated for a range of potential performance outcomes. Awards may vest at threshold, target, or maximum payout levels, and payouts are interpolated for performance between these defined levels. Awards payouts are subject to forfeiture if the applicable minimum performance thresholds are not achieved.
Performance-based equity incentive award payouts are subject to verification by the Talent and Compensation Committee.
Perquisites and Other Compensation
We provide executive officers with perquisites and other personal benefits that the Company and our Talent and Compensation Committee believe are reasonable and consistent with its overall executive compensation program. These perquisites include limited access to our corporate aircraft for personal use (though reimbursement is required for certain costs related to such usage), car allowances, and payment of club dues for certain of our executive officers. Annually, our Talent and Compensation Committee reviews the levels and appropriateness of perquisites and other personal benefits provided to executive officers. The Talent and Compensation Committee believes that the perquisites and other personal benefits further the goals of the Company and are not material in relation to the overall compensation of our executive officers.
Retirement and Other Benefits
401(k) Plan
Our employees, including our executive officers, are eligible to participate in our 401(k) Plan for which we provide matching contributions. Our matching contributions currently are 100% of employee deferrals up to 5% of eligible compensation.
Deferred Compensation Plan
Select members of senior management and certain other highly compensated employees, including our executive officers, are eligible to participate in our nonqualified Deferred Compensation Plan (“DCP”). Pursuant to the DCP, eligible employees can defer certain compensation on a pre-tax basis. The DCP provides for the deferral of up to 75% of annual base salary and up to 100% of annual cash incentive award payouts or long-term equity incentive awards and other specified benefits to certain key employees. The DCP also allows for employer matching contributions for employee contributions that would have been paid under our tax-qualified 401(k) plan if such matching contributions would otherwise exceed the maximum allowable amounts under the 401(k) Plan. In addition, the DCP provides for the deferral of up to 100% of director compensation for service by a nonemployee director on our Board and, until January 1, 2026, for service by select nonemployee directors on our community bank boards. Effective January 1, 2026, the Deferred Compensation Plan was amended and restated to exclude from participation any nonemployee directors on our community bank boards and make certain other clarifications to the Deferred Compensation Plan.
Participants are 100% vested in their DCP contributions including earnings or losses thereon. Company contributions, including earnings and losses thereon, vest based upon years of service (one-third for each year in excess of one year of service). Participants who have three or more years of service are 100% vested in Company contributions unless the Talent and Compensation Committee, at the time such Company contribution is made, specifically provides that only years of service earned after that date are to be counted for vesting purposes regarding such employer contribution.
When a participant retires or becomes disabled, we will pay the participant his or her vested benefits as elected by the participant, generally in a lump sum or in annual installments over a period of up to ten years. A participant may also elect to receive scheduled in-service distributions of his or her deferral account during employment in a lump sum or in annual installments over a period of up to five years. All distributions are taxable to the participants.
See Executive Compensation Tables: Nonqualified Deferred Compensation for additional information regarding benefits provided to the NEOs under the DCP.

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Modified Retirement Plan
Select members of senior management and certain other highly compensated employees, including our executive officers, participate in our Modified Retirement Plan. Beginning in 2020, the Board determined that it will not offer participation in the Modified Retirement Plan to any employee of United Community who was not already a participant at that time nor would it enhance existing benefits for any current participants.
Our Modified Retirement Plan provides annual benefits (paid monthly) that are generally paid at normal retirement. Annual target benefits for our eligible NEOs range between 15% and 20% of 2025 base salary. Normal retirement is defined under the Modified Retirement Plan as attainment of age 65 and completion of at least five years of service.
See Executive Compensation Tables: Pension Benefits for additional information regarding benefits provided to the NEOs under the Modified Retirement Plan.
Executive Officer Compensation Award and Design Decisions for 2025
In collaboration with Aon, the Talent and Compensation Committee reviewed and approved a compensation peer group comprised of similar publicly traded financial institutions during the second quarter of 2024. This peer group was then used in the third and fourth quarters of 2024 to determine executive compensation for 2025. The benchmark group remained the same as the one used to set 2024 executive officer compensation, except for the removal of one peer institution due to merger activity. This reflected the Talent and Compensation Committee’s desire to ensure broad continuity in our executive compensation benchmarking process, where possible.
In late 2024, following widespread instability in the banking industry throughout 2023 and its subsequent effects on executive officer compensation, the Talent and Compensation Committee partnered with Aon to conduct an additional review of the compensation levels in place at that time. The Talent and Compensation Committee concluded that, given the consistently strong performance demonstrated in prior years and the comparative compensation of our executive officers relative to their peers, it was appropriate to adjust executive compensation levels and programs. Following its assessment of market data, the Talent and Compensation Committee recommended to the Board adjustments to executive officer base salaries as well as changes in incentive opportunities for annual cash and long-term equity incentive award compensation for certain executive officers, with these changes taking effect on September 1, 2024. Additionally, to further align our executive compensation program with industry best practices, enhance the emphasis on shareholder value creation, and provide greater adaptability to address unforeseen or extraordinary situations, the Talent and Compensation Committee introduced a series of updates and enhancements to the 2025 executive compensation program.
Market Data
Compensation Peer Group Determination
The Talent and Compensation Committee, with the assistance of Aon, reviews the compensation peer group annually and approves a benchmark group of publicly traded financial institutions for the purpose of compiling benchmarking data used in setting compensation for our executive officers. Peer group adjustments are made to keep the peer group consistent with the Company’s strategies and objectives. The Talent and Compensation Committee and Aon consider the following factors when determining the peer group:
Sector / Business Model
The peer company operates in the same industry, which ensures similar market dynamics, customer demographics, and regulatory frameworks, and provides similar products or services via equivalent distribution channels.

Size	The peer company is of comparable financial size and aligns with our peer company size profile.

Geographic Footprint / Competition
The peer company conducts business in comparable geographic regions, recognizing that regional differences in economic conditions, regulatory frameworks, and consumer preferences can be significant, and frequently vies for the same customers and executive talent.

46	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
2025 Compensation Peer Group
During the second quarter of 2024, with the assistance of Aon, the Talent and Compensation Committee approved a benchmark group of publicly traded financial institutions and reviewed benchmarking data for purposes of setting 2025 compensation for our executive officers. The benchmark group of publicly traded financial institutions approved for purposes of setting 2025 compensation (the “2025 Compensation Peer Group”) included:
Company Name	Ticker	City	State	Total Assets 2023Y ($000)
Ameris Bancorp	ABCB	Atlanta	GA	$ 25,203,699
Atlantic Union Bankshares Corporation	AUB	Glen Allen	VA	21,166,197
Cadence Bank	CADE	Tupelo	MS	48,934,510
Commerce Bancshares, Inc.	CBSH	Kansas City	MO	31,701,061
Cullen / Frost Bankers, Inc.	CFR	San Antonio	TX	50,845,038
F.N.B. Corporation	FNB	Pittsburgh	PA	46,157,693
First Financial Bancorp.	FFBC	Cincinnati	OH	17,532,900
Fulton Financial Corporation	FULT	Lancaster	PA	27,571,915
Hancock Whitney Corporation	HWC	Gulfport	MS	35,578,573
Heartland Financial USA, Inc.	HTLF	Denver	CO	19,411,707
Independent Bank Group, Inc.(1)	IBTX	McKinney	TX	19,035,102
Old National Bancorp	ONB	Evansville	IN	49,089,836
Pinnacle Financial Partners	PNFP	Nashville	TN	47,959,883
Prosperity Bancshares, Inc.	PB	Houston	TX	38,547,877
Renasant Corporation	RNST	Tupelo	MS	17,360,535
Simmons First National Corporation	SFNC	Pine Bluff	AR	27,345,674
SouthState Bank Corporation	SSB	Winter Haven	FL	44,902,024
Synovus Financial Corporation	SNV	Columbus	GA	59,809,534
TowneBank	TOWN	Portsmouth	VA	16,835,039
Trustmark Corporation	TRMK	Jackson	MS	18,722,189
UMB Financial Corporation	UMBF	Kansas City	MO	44,011,674
United Bankshares, Inc.	UBSI	Charleston	WV	29,926,482
WesBanco, Inc.	WSBC	Wheeling	WV	17,712,374

(1)
Independent Bank Group, Inc. was acquired in 2025. Consequently, following the acquisition, it was excluded from subsequent peer group data analyses.

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Incentive Award Design Changes
The Talent and Compensation Committee implemented a series of design updates and improvements to the 2025 executive compensation program. These changes were intended to align our executive compensation program more closely with industry standards, increase the focus on creating shareholder value, and offer greater flexibility to respond to unexpected or exceptional circumstances.
Annual Cash Incentive Awards
The following design changes were implemented for 2025 annual cash incentive awards:

In addition to the design changes summarized in the preceding table, the maximum potential payout, prior to the impact of the risk and discretionary modifiers, was increased from 150.0% to 200.0%, allowing for greater reward when performance exceeds target goals.

48	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Long-Term Equity Incentive Awards
The allocation between time-based and performance-based awards was maintained at the same level as in recent prior years (40% and 60%, respectively). No design changes were made to the 2025 time-based equity incentive awards granted to executive officers. The following design changes were implemented for performance-based equity incentive awards granted in 2025:

As in prior years, the performance metrics and total shareholder return modifier remain benchmarked against peer group companies.
In addition to the design changes summarized in the preceding table, the previous four-year ratable vesting schedule was replaced with a cliff-vesting schedule based on a single three-year performance period. Additionally, the maximum potential payout, including the impact of the TSR multiplier, was increased from 187.5% to 250.0%, allowing for greater reward when performance exceeds target goals.
Executive Officer Compensation Awards for 2025
The Talent and Compensation Committee aims to link executive pay with performance to promote long-term shareholder value. Consequently, at least half of a NEO’s pay is typically provided in the form of performance-based compensation. The following charts summarize the mix of our CEO’s 2025 target compensation, as well as the mix of the average target compensation for all our other NEOs.
		Components	Weight
			CEO	Other NEOs
FIXED		Base Salary
AT-RISK	PERFORMANCE- BASED	Annual Cash Incentive Awards
Long-Term Equity Incentive Awards (Performance-Based)
Long-Term Equity Incentive Awards (Time-Based)

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Base Salary
During the third quarter of 2024, the Talent and Compensation Committee reviewed the benchmark group of publicly traded financial institutions for purposes of setting 2025 compensation. As a result, the Committee recommended to the Board changes in base salaries for executive officers, effective September 1, 2024. The following table presents base salaries recommended by the Talent and Compensation Committee to the Board, and approved by the Board, for each NEO as of September 1, 2024. The Talent and Compensation Committee did not approve additional increases to base salaries for NEOs for 2025.
H. Lynn Harton	$1,125,000
Jefferson L. Harralson	550,000
Richard W. Bradshaw	675,000
Melinda Davis Lux	550,000
Robert A. Edwards	500,000
Annual Cash Incentive Awards
The Talent and Compensation Committee set and approved the following four performance metrics as well as the assigned weight for each metric and the threshold, target, and maximum performance level for each metric for 2025 annual cash incentive awards.
Performance Metric	Weight	50% Threshold	100% Target	200% Maximum
Pre-Tax Pre-Provision Operating Return on Average Assets
Operating Earnings per Share
Revenue Growth
Customer Satisfaction Rating
The following table presents each NEO’s 2025 annual cash incentive calculated award payout potential relative to performance metrics as approved by the Talent and Compensation Committee, under the Management Incentive Plan, excluding the impact of the risk and discretionary modifiers.
Name	Threshold Payout Potential (as % of Base Salary)	Threshold Payout Potential	Target Payout Potential (as % of Base Salary)	Target Payout Potential	Maximum Payout Potential (as % of Base Salary)	Maximum Payout Potential
H. Lynn Harton	62.5%	$703,125	125.0%	$1,406,250	250.0%	$2,812,500
Jefferson L. Harralson	40.0	220,000	80.0	440,000	160.0	880,000
Richard W. Bradshaw	50.0	337,500	100.0	675,000	200.0	1,350,000
Melinda Davis Lux	40.0	220,000	80.0	440,000	160.0	880,000
Robert A. Edwards	30.0	150,000	60.0	300,000	120.0	600,000
Each NEO’s award payout potential calculated relative to performance metrics is further subject to a risk modifier that allows the Talent and Compensation Committee the flexibility to adjust payouts downward based on capital levels, liquidity, credit quality, and

50	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
other risk factors not directly captured though primary performance metrics. The Talent and Compensation Committee also has the flexibility to adjust payouts 20% upward or downward from calculated results. This flexibility allows for adjustments for unforeseen events, economic volatility, and / or risk management outcomes ensuring alignment between final pay and actual performance.
As a result of applicable 2025 performance, the Talent and Compensation Committee approved a 2025 annual cash incentive award payout as calculated below:
Performance Metric	Weight	50% Threshold	100% Target	200% Maximum	2025 Actual	2025 Payout
Pre-Tax Pre-Provision Operating Return on Average Assets(1)					1.72%	43.75%
Operating Earnings per Share(1)					$2.71	51.08%
Revenue Growth					11.66%	40.00%
Customer Satisfaction Rating					98.11%	40.00%
Performance Metrics Calculated Results						174.83%
Discretionary Adjusted Performance Metrics Calculated Payout						154.97%

(1)
Our pre-tax pre-provision operating return on average assets and our operating earnings per share are non-GAAP financial measures. See 2025 Business Highlights for information regarding the required GAAP reconciliation and other information regarding these non-GAAP financial measures.

While the Talent and Compensation Committee acknowledged the Company’s achievements in relation to the performance metrics, it also considered that the highest- performing banks in the Company’s peer group outperformed the Company. Consequently, the Talent and Compensation Committee decided that reducing the calculated payouts tied to the performance metrics by approximately 20 percentage points was appropriate.
The following table presents each NEO’s 2025 annual cash incentive award payout potential and actual payout based on the Talent and Compensation Committee’s approval of a 2025 annual cash incentive award payout of 154.97% of target.
Name	Target Payout Potential (as % of Base Salary)	Target Payout Potential	2025 Actual Payout (154.97% of Target)	2025 Actual Payout (as % of Base Salary)
H. Lynn Harton	125.0%	$1,406,250	$2,179,212	193.71%
Jefferson L. Harralson	80.0	440,000	681,851	123.97
Richard W. Bradshaw	100.0	675,000	1,046,022	154.97
Melinda Davis Lux	80.0	440,000	681,851	123.97
Robert A. Edwards	60.0	300,000	464,899	92.98

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Long-Term Equity Incentive Awards
Each NEO’s long-term equity incentive award consists of two components: a time-based portion, which makes up 40% of the total award at target performance, and a performance-based portion, which accounts for the remaining 60% at target performance.
The following table presents each NEO’s 2025 long-term equity incentive award payout potential relative to performance metrics as approved by the Talent and Compensation Committee, under the 2022 Omnibus Equity Plan.
		Time-Based (40%)	Performance-Based (60%)		Total (100%)
Name	Target (as % of Base Salary)	Target Vesting Potential	Target Vesting Potential	Maximum Vesting Potential	Target Vesting Potential	Maximum Vesting Potential
H. Lynn Harton	250.0%	$1,125,026	$1,598,766	$3,996,914	$2,723,792	$5,121,940
Jefferson L. Harralson	100.0	220,019	312,654	781,635	532,673	1,001,654
Richard W. Bradshaw	125.0	337,515	479,633	1,199,083	817,148	1,536,598
Melinda Davis Lux	100.0	220,019	312,654	781,635	532,673	1,001,654
Robert A. Edwards	90.0	180,019	255,786	639,466	435,805	819,485
Time-Based Equity Incentive Awards
Time-based equity incentive awards granted in January 2025 vested / will vest on February 15, 2026, February 15, 2027, February 15, 2028, and February 15, 2029.
Performance-Based Equity Incentive Awards
The Talent and Compensation Committee set and approved the following two performance metrics, the assigned weight for each metric, and the threshold, target, and maximum performance level for each metric for 2025 performance-based equity incentive awards.
Performance Metric	Weight	50% Threshold	100% Target	200% Maximum
Core Return on Average Assets
Increase in Tangible Book Value per Share plus Dividend
The application of the TSR modifier adjusts the calculated performance payout — either increased or decreased — by up to 25%, depending on how the Company’s common stock performs over the three-year performance period relative to the total shareholder returns of the 2025 Compensation Peer Group.
Performance-based equity incentive awards granted in January 2025 incorporate a cliff-vesting schedule based on a single three-year performance period (2025-2027) that will vest on February 15, 2028 assuming the executives remain employed with us, subject to certain exceptions.

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Executive Officer Compensation Realized for 2025
The following table supplements the Summary Compensation Table and presents total direct compensation realized by each NEO relative to 2025 performance. The following table is not a substitute for the required information included in the Summary Compensation Table.
The amounts and narrative disclosures for salary, nonequity incentive plan compensation, and all other compensation reflected in the Summary Compensation Table are presented based on actual amounts received. Accordingly, these amounts are disclosed in the same manner in the following table, and the related narrative disclosures included with the Summary Compensation Table are also applicable with regard to the following table.
Stock awards are reported in the Summary Compensation Table according to SEC guidelines, which require inclusion of the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 in the year in which the awards are granted. Stock awards are reported in the following table for time-based equity incentive awards at the fair value of the actual payout of awards that vested in 2025 as of their vesting dates. Stock awards are reported in the following table for performance-based equity incentive awards at the fair value at the vesting date of the actual payout of awards that vested in 2026, based on 2025 performance. The aggregate vest date fair value of stock awards included in the following table includes amounts voluntarily deferred under our Deferred Compensation Plan.
Change in pension value is excluded from the following table since related compensation is not realized until the participant retires and begins receiving distributions from the defined benefit plan.
Name	Salary	Stock Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
H. Lynn Harton	$1,125,000	$1,330,909	$2,179,212	$118,565	$4,753,686
Jefferson L. Harralson	550,000	343,942	681,851	68,000	1,643,793
Richard W. Bradshaw	675,000	391,028	1,046,022	69,620	2,181,670
Melinda Davis Lux	550,000	273,348	681,851	42,500	1,547,699
Robert A. Edwards	500,000	246,371	464,899	37,000	1,248,270
Stock Awards: Long-Term Equity Incentive Award Payouts
Stock awards are reported in the following table for time-based equity incentive awards at the fair value of the actual payout of awards that vested in 2025 on their vesting dates. Stock awards are reported in the following table for performance-based equity incentive awards at the fair value on the vesting date of the actual payout of awards that vested in 2026, based on 2025 performance. The aggregate vest date fair value of stock awards included in the following table includes amounts voluntarily deferred under our Deferred Compensation Plan.
Name	Time-Based Equity Incentive Award Payouts	Performance-Based Equity Incentive Award Payouts	Total Equity Incentive Award Payouts
H. Lynn Harton	$482,737	$848,172	$1,330,909
Jefferson L. Harralson	124,037	219,905	343,942
Richard W. Bradshaw	141,608	249,420	391,028
Melinda Davis Lux	100,133	173,215	273,348
Robert A. Edwards	88,086	158,285	246,371
Stock awards are reported in the following table for performance-based equity incentive awards at the fair value at the vesting date of the actual payout of awards that vested in 2026, based on 2025 performance.

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Name	2021 Performance- Based Equity Incentive Award Payout	2023 Performance- Based Equity Incentive Award Payout	2024 Performance- Based Equity Incentive Award Payout	Total Performance- Based Equity Incentive Award Payout
H. Lynn Harton	$149,576	$344,563	$354,033	$848,172
Jefferson L. Harralson	48,660	84,499	86,746	219,905
Richard W. Bradshaw	48,661	98,461	102,298	249,420
Melinda Davis Lux	40,055	55,400	77,760	173,215
Robert A. Edwards	45,792	55,400	57,093	158,285
With respect to the performance-based equity incentive awards granted in 2021, the Talent and Compensation Committee determined the vested amount by comparing our return on average assets to that of the compensation peer group in place at the time the 2021 awards were granted, as follows:
Performance Metric	Weight	0% Threshold	100% Target	150% Maximum	2025 Actual	2025 Payout
Return on Average Assets					45th Percentile	78.80%
This calculated performance metric payout was then adjusted based on the Company’s 2025 one-year TSR relative to the compensation peer group in effect at the time of the grant of the 2021 performance-based equity incentive awards. The Company was in the 54th percentile on this measure, resulting in an adjustment factor of 103.47%. The return on average result of 78.80% adjusted for the TSR adjustment factor of 103.47% resulted in an award payout of 81.53% of target.
In 2022, we adjusted the timing of our annual long-term equity incentive awards for executive officers to better align with annual compensation discussions, moving the grant date from its typical schedule in September to January. Consequently, no long-term equity incentive awards were granted to executive officers during the 2022 calendar year. Although this change did not impact the total number of time-based equity incentive awards granted to our executive officers, it did result in a delayed vesting schedule, with awards now vesting six months later than they did under prior grants. However, our performance-based equity incentive awards granted in 2023 and 2024 continued to cover each performance year as they would have if no timing change had occurred.
With respect to the performance-based equity incentive awards granted in 2023 and 2024, the Talent and Compensation Committee determined the vested amount by comparing our return on average assets to that of the compensation peer group in place at the time the 2023 and 2024 awards were granted, as follows:
Performance Metric	Weight	50% Threshold	100% Target	150% Maximum	2025 Actual	2025 Payout
Return on Average Assets					44th Percentile	88.00%
This calculated performance metric payout was then adjusted based on the Company’s 2025 one-year TSR relative to the compensation peer group in effect at the time of the grant of the 2023 and 2024 performance-based equity incentive awards. The Company was in the 54th percentile on this measure, resulting in an adjustment factor of 103.47%. The return on average result of 88.00% adjusted for the TSR adjustment factor of 103.47% resulted in an award payout of 91.05% of target.

54	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Executive Officer Compensation Policies, Guidelines, and Other Practices
Stock Ownership Guidelines
To ensure our executive officers’ interests are closely aligned with those of our shareholders, our Board has established share ownership guidelines for each executive officer. Each employee at the level of Executive Vice President and above, which includes all our executive officers, is expected to maintain a meaningful ownership of shares of the Company’s common stock, which the Company considers to be a number of shares of our common stock having a value at least equal to a multiple, as set forth in the following table, of the officer’s annual base salary as in effect from time to time. Such ownership is expected to be acquired within five years of such person’s hire or promotion date. Each executive officer is expected to retain ownership of 100% of all net after-tax shares granted by the Company after such shares vest until the executive officer reaches the ownership target.
The Talent and Compensation Committee routinely reviews the stock ownership of NEOs and other executive officers to ensure compliance with the established ownership guidelines.
Clawback Policy
As part of our Corporate Governance Guidelines, United Community has implemented a bonus recoupment — or “clawback” — policy that permits the Board to recover compensation paid or awarded to an executive officer or employee in the event of a material restatement of our financial results. This includes the right to reclaim both cash and equity incentive awards. When determining whether to exercise this authority, the Board considers the circumstances leading to the restatement, issues of accountability for those who bore responsibility for the events, and whether any individual engaged in misconduct — such as violating United Community’s Code of Conduct or policies, or any act or omission reasonably expected to cause financial or reputational harm to United Community.
In addition to our bonus recoupment policy, our Talent and Compensation Committee has adopted a Compensation Recovery Policy consistent with the final SEC rules implementing Section 954 of the Dodd-Frank Act. This policy requires United Community to recover erroneously awarded compensation from executive officers to the extent mandated by Section 10D of the Exchange Act and Section 303A.14 of the NYSE Listed Company Manual.
Prohibition Against Hedging and Pledging Company Securities
The Company prohibits executive officers from holding Company securities in margin accounts or using Company securities as collateral for loans.
Dividend Equivalent on Long-Term Equity Incentive Awards
Long-term equity incentive awards accrue dividend equivalents as though the awards were actual shares of our common stock. However, these dividend equivalents are only paid to the extent that the underlying award is earned and vested. The Talent and Compensation Committee believes that allowing dividend equivalents to accrue on outstanding awards aligns the interests of the NEOs with the Company’s financial goals and motivates them to focus on delivering value to shareholders through dividends.
Compensation Committee Interlocks and Insider Participation
No individual who served on our Talent and Compensation Committee at any point during 2025 was an officer or employee of United Community or any of our subsidiaries in 2025, nor was anyone an officer of United Community or its subsidiaries prior to 2025. Furthermore, no individual who served on our Talent and Compensation Committee had any relationship requiring disclosure under Proposal 1, Election of Directors — Board Policies and Guidelines: Certain Relationships and Related Party Transactions
Additionally, none of our executive officers is, or during the past fiscal year has been, a director or member of the compensation committee (or an equivalent committee) of any organization whose executive officer serves as a director of United Community or as a member of the Talent and Compensation Committee
Compensation Risk Considerations
SEC regulations require the Talent and Compensation Committee to conduct an annual review of our compensation policies and practices to assess whether they could reasonably be expected to have a material adverse effect on the Company. The Talent and

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Compensation Committee also evaluates whether our employee compensation structures might incentivize excessive or unwarranted risk-taking among executive officers, senior management, and other employees, and adjusts such compensation structures as needed. As part of this review, the Talent and Compensation Committee takes into account the various risks we face — including market, liquidity, interest rate, operational, credit, reputational, compliance, and strategic risks — and examines how our incentive compensation programs, policies, and practices may contribute to risk. Additionally, the Talent and Compensation Committee considers our controls and action taken to monitor and mitigate these risks.
For 2025, after conducting a comprehensive analysis, the Talent and Compensation Committee determined that our compensation policies and practices achieve an effective balance between risk and reward, aligning employee interests with those of shareholders. This conclusion was reached based on the following key observations:
•
The compensation for our executive officers is designed to include both fixed (annual base salary) and variable (annual cash and long-term equity incentives) components. The Talent and Compensation Committee considers the variable portion essential for motivating executive officers to drive company performance, while the fixed portion ensures a stable and equitable level of pay that does not incentivize unnecessary or excessive risk-taking in pursuit of objectives.

•
Our compensation structure is designed to promote both immediate and sustained achievement, ensuring that short-term goals are pursued without compromising long-term success.

•
The Talent and Compensation Committee conducts an annual review and approval of all incentive programs applicable to the NEOs, including the annual cash and long-term equity incentive plans. These programs generally establish threshold, target, and maximum payout or vesting levels. Setting limits on the maximum payouts for performance-based incentive awards ensures that the overall compensation mix for our NEOs remains balanced and within acceptable ranges and ensures that no single component leads to excessive payouts.

•
Our internal controls for measuring and calculating performance metrics are structured to ensure accuracy and to safeguard against any employee — including our executive officers — manipulating the results.

•
The Talent and Compensation Committee retains the authority, within the boundaries of the Management Incentive Plan, to adjust annual cash incentive payouts. This flexibility permits the Committee to take into account both corporate and individual performance factors and make appropriate modifications to payouts as warranted by the circumstances.

•
Appropriate internal controls and oversight measures are in place to ensure payouts are properly authorized and processed.

•
Our equity incentive awards typically include both performance-based restricted stock units (“PRSUs”) and time-based restricted stock units (“TRSUs”), motivating executive officers to concentrate on the Company’s long-term success and driving share price appreciation. By complementing cash incentives designed for short-term results, equity compensation motivates the prioritization of long-term goals and maintains a balanced approach to performance.

•
Our incentive compensation programs are designed to promote United Community’s strategic objectives, set clear performance expectations, and help attract, motivate, retain, and reward employees — all while supporting sound banking practices. These plans are designed to be competitive, equitable, performance-driven, sustainable over the long term, and straightforward to manage and explain.

•
United Community reserves the right to reclaim incentive compensation that has already been paid under certain circumstances: if an employee violates, or attempts to violate, any laws, regulations, or United Community policy, practice or procedure; if an employee engages in misconduct, misrepresentation, or fraud; if financial results are restated due to material noncompliance with any financial reporting requirements under applicable securities laws; or if United Community identifies errors or omissions in incentive compensation calculations or payments. While the determination to enforce our bonus recoupment policy is generally at our sole discretion and subject to plan provisions, our Talent and Compensation Committee is required — except for limited exceptions — by the clawback policy adopted pursuant to NYSE listing standards to recover erroneously paid incentive compensation arising from a restatement of our financial statements.

Tax Deductibility of Compensation
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits United Community’s ability to deduct U.S. federal income tax for compensation paid to our Chief Executive Officer, Chief Financial Officer, and certain other highly compensated executive officers — including the next three highest paid executives at the end of the calendar year. Under this rule, United Community may only deduct up to $1,000,000 per year, per covered officer, for annual compensation. If a covered officer’s total taxable compensation — including salary, bonuses, income from stock options or equity award vesting, and other forms of taxable compensation — exceeds $1,000,000 in a given year, any amount above that threshold is not deductible for federal income tax purposes. While the Talent and Compensation Committee does not have a formal policy on the tax deductibility of executive compensation, it considers tax deductibility alongside other factors as part of its broader compensation philosophy. Accordingly, the Talent and Compensation Committee reserves the right to approve compensation that may not be deductible in situations it deems appropriate.

56	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Executive Officer Employment and Related Agreements
Each of our NEOs is a party to a change-in-control continuity agreement (“Change-in-Control Continuity Agreement”), which provides severance payments and benefits to key executives the Talent and Compensation Committee determined to be most likely to be affected by a change in control in the Company. We then entered into a Change-in-Control Continuity Agreement with each of our NEOs.
In addition, to ensure the continued services and commitment of H. Lynn Harton, our CEO, the Talent and Compensation Committee approved, and we entered into, an employment agreement with Mr. Harton (the “Harton Employment Agreement”). Upon a change in control of the Company, Mr. Harton’s Change-in-Control Continuity Agreement will supersede the Harton Employment Agreement.
On February 10, 2025, to ensure the continued services and commitment of Richard W. Bradshaw, our Chief Banking Officer, the Talent and Compensation Committee approved, and we entered into, an employment agreement with Mr. Bradshaw (the “Bradshaw Employment Agreement”). Upon a change in control of the Company, Mr. Bradshaw’s Change-in-Control Continuity Agreement will supersede the Bradshaw Employment Agreement.
These agreements promote executive continuity, aid in retention, and, in return for granting the NEOs certain severance and other rights upon a termination of employment, secure valuable protections for the Company, including noncompete, nonsolicitation and confidentiality obligations. We believe that reasonable severance benefits are appropriate to protect the NEOs against circumstances over which they do not have control and as consideration for the promises of nondisclosure, noncompetition, nonsolicitation and noninterference. A change in control, by itself (“single trigger”), does not trigger any severance provision applicable to our NEOs under the agreements.
Change-in-Control Continuity Agreements
Each Change-in-Control Continuity Agreement provides for an initial three-year term that will renew automatically for an additional year commencing on the first anniversary of the effective date and each annual anniversary thereafter unless notice of nonrenewal is provided. The payments and benefits provided under the Change-in-Control Continuity Agreements are “double trigger” and are not payable upon a termination of a NEO’s employment for “cause” or a resignation by a NEO without “good reason” or any termination of a NEO’s employment prior to a change in control of the Company. Defined terms referenced in this description of the Change-in-Control Continuity Agreements have the meanings given to them in those agreements.
The severance protections under the Change-in-Control Continuity Agreements become effective on a change in control of the Company and remain in effect for a two-year period (the “Protected Period”) thereafter. During the Protected Period, the NEO generally would be entitled to compensation and benefits consistent with those applicable during the twelve-month period before the change in control. If, during the Protected Period, the NEO’s employment is terminated by the Company without “cause” (other than by reason of his or her death or disability) or the NEO terminates his or her employment with “good reason,” the NEO would be entitled to receive the following amounts and benefits, subject to the NEO’s execution and nonrevocation of a release of claims against the Company and its affiliates:
•
An amount equal to (a) the “severance multiple” (three (3) for Mr. Harton and two (2) for all other NEOs) (the “Severance Multiple”) multiplied by (b) the sum of: (1) the NEO’s annual base salary then in effect; and (2) the average annual bonus in respect of the three years before the change in control (or, if higher, the applicable target annual bonus opportunity then in effect);

•
A pro rata bonus amount for the year in which the date of termination occurs based on the NEO’s target annual bonus opportunity, or if higher, the annual bonus earned based on the level of performance determined in connection with the change in control or thereafter for such year (the “Prorated Bonus”);

•
An amount equal to (a) the Severance Multiple, multiplied by (b) the employer contributions under our qualified and nonqualified defined contribution plans, assuming the NEO is fully vested and his or her compensation is that applicable under the Change-in-Control Continuity Agreement;

•
An amount equal to (a) the number of months corresponding to the Severance Multiple (36 for Mr. Harton and 24 for each other NEO) multiplied by (b) the sum of the monthly Consolidated Omnibus Budget Reconciliation Act (“COBRA”) premium for our group health care plans and the monthly premium for life insurance coverage on a conversion basis, based on the plans and at the levels of coverage applicable to the NEO before the date of termination, or if more favorable, the change in control;

•
An amount equal to the Severance Multiple multiplied by the sum of annual club dues and car allowance, if any, provided to the NEO before the change in control or thereafter; and

•
Outplacement services at a cost of up to 10% of the NEO’s base salary.

If the NEO’s employment is terminated during the Protected Period due to death or disability, the NEO would not be entitled to the benefits described above but would instead be entitled to receive the Prorated Bonus and death or disability benefits, as applicable,

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equal to those provided before the change in control (or, if more favorable, in effect on the date of death or disability). The payments and benefits under the Change-in-Control Continuity Agreements will be reduced to the extent that they would be subject to an excise tax under Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended, unless the NEO would be better off on an after-tax basis receiving all such payments and benefits and paying his or her own excise tax. The Change-in-Control Continuity Agreements do not provide for an excise tax gross up.
The Change-in-Control Continuity Agreements contain restrictive covenants that provide for (a) perpetual confidentiality and (b) restrictions on interfering with our customers and employees and competing with our business, in each case while employed and for one year thereafter. Following a change in control, the covenants in the Change-in-Control Continuity Agreements will be the sole covenants applicable to a NEO and, regarding any equity award agreements between the Company and the NEO, the restrictive covenants provided under the Change-in-Control Continuity Agreements will replace and supersede the restrictive covenants in any equity award agreements.
Harton Employment Agreement
Under the terms of the Harton Employment Agreement, Mr. Harton will continue to serve as our Chairman of the Board, Chief Executive Officer, and President as well as Chairman of the Board and Chief Executive Officer of the Bank. The Harton Employment Agreement has a three-year term that began February 14, 2023 and extends automatically for an additional year commencing on the first anniversary of the effective date and each annual anniversary thereafter so as to terminate three years from such extension date, unless notice of nonrenewal is provided. As previously noted, Mr. Harton’s Change-in-Control Continuity Agreement will supersede the Harton Employment Agreement upon a change in control of the Company.
Under the terms of the Harton Employment Agreement, Mr. Harton’s base salary shall not be less than $1,050,000, his annual cash incentive opportunity at target shall be not less than 100% of base salary (the “Target Incentive Award Opportunity”) and his annual long-term equity incentive award opportunity shall have a grant date fair value of not less than 200% of base salary, with the annual cash incentive award and long-term equity incentive awards to be determined by the Talent and Compensation Committee pursuant to the terms of the applicable plans and on a basis and with terms consistent with those of our other executive officers. Mr. Harton’s future long-term equity incentive awards will include vesting or continued vesting provisions that would apply upon his retirement on or after age 67. Upon a termination of Mr. Harton’s employment without “cause” (other than by reason of his death or disability) or by Mr. Harton for “good reason” (as such terms are defined in the Harton Employment Agreement), Mr. Harton would be entitled to receive the following amounts and benefits, subject to his execution and nonrevocation of a release of claims against the Company and its affiliates:
•
A pro rata annual cash incentive award for the year in which the termination occurs based on the level of achievement of the applicable performance goals (the “Pro Rata Cash Incentive”);

•
An amount equal to 2.5 multiplied by the sum of Mr. Harton’s base salary and Target Incentive Award Opportunity; and

•
An amount equal to 30 multiplied by the amount of the monthly COBRA premium for the group health care plans based on the coverage applicable to Mr. Harton before the date of termination (the “Health Benefits”).

If Mr. Harton’s employment is terminated due to death or disability, Mr. Harton (or his estate) would be entitled to receive the Pro Rata Cash Incentive, plus, in the case of disability only, the Health Benefits.
The Harton Employment Agreement contains restrictive covenants which provide for (a) perpetual confidentiality and mutual nondisparagement; (b) restrictions on interfering with our customers while employed and for one year thereafter; (c) restrictions on interfering with our employees while employed and for two years thereafter and (d) restrictions on competing with our business while employed and for one year thereafter.
Bradshaw Employment Agreement
Under the terms of the Bradshaw Employment Agreement, Mr. Bradshaw will continue to serve as our Chief Banking Officer as well as President and Chief Banking Officer of the Bank. The Bradshaw Employment Agreement has a one-year term that began February 10, 2025 and extends automatically for an additional year commencing on the first anniversary of the effective date and each annual anniversary thereafter, unless notice of nonrenewal is provided. As previously noted, Mr. Bradshaw’s Change-in-Control Continuity Agreement will supersede the Bradshaw Employment Agreement upon a change in control of the Company.
Under the terms of the Bradshaw Employment Agreement, Mr. Bradshaw’s base salary shall be no less than, $675,000, his annual cash incentive opportunity at target is not less than 100% of base salary (the “Target Incentive Award Opportunity”), and his annual long-term equity incentive award opportunity will have a grant date fair value of not less than 125% of base salary, with the annual cash incentive award and long-term equity incentive awards to be determined by the Talent and Compensation Committee pursuant to the terms of the applicable plans and on a basis and with terms consistent with those of our other executive officers. Mr. Bradshaw’s future long-term equity incentive awards will include vesting or continued vesting provisions that would apply upon his retirement on or after age 67.

58	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Upon a termination of Mr. Bradshaw’s employment without “cause” (other than by reason of his death or disability) or by Mr. Bradshaw for “good reason” (as such terms are defined in the Bradshaw Employment Agreement), Mr. Bradshaw would be entitled to receive the following amounts and benefits, subject to his execution and nonrevocation of a release of claims against the Company and its affiliates:
•
A pro rata annual cash incentive award for the year in which the termination occurs based on the level of achievement of the applicable performance goals (the “Pro Rata Cash Incentive”);

•
An amount equal to 1.5 multiplied by the sum of Mr. Bradshaw’s base salary and Target Incentive Award Opportunity; and

•
An amount equal to 18 multiplied by the amount of the monthly COBRA premium for the group health care plans based on the coverage applicable to Mr. Bradshaw before the date of termination (the “Health Benefits”).

If Mr. Bradshaw’s employment is terminated due to death or disability, Mr. Bradshaw (or his estate) would be entitled to receive the Pro Rata Cash Incentive, plus, in the case of disability only, the Health Benefits.
The Bradshaw Employment Agreement contains restrictive covenants which provide for (a) perpetual confidentiality and mutual nondisparagement; (b) restrictions on interfering with our customers while employed and for one year thereafter; (c) restrictions on interfering with our employees while employed and for two years thereafter and (d) restrictions on competing with our business while employed and for one year thereafter.
The Talent and Compensation Committee believes that the terms of the Change-in-Control Continuity Agreements and the Harton and Bradshaw Employment Agreements are standard for a financial institution in the markets in which we operate.
Talent and Compensation Committee Report
The Talent and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and based on this review and discussion, the Talent and Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
This report has been furnished by the Talent and Compensation Committee of the Board of Directors:

Jennifer K. Mann (Chair)	Jennifer M. Bazante	James P. Clements	Tim R. Wallis
The above Talent and Compensation Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other United Community filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent United Community specifically incorporates this report by reference therein.

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Executive Compensation Tables
The following executive compensation tables provide a comprehensive overview of the total compensation awarded to, earned by, or paid to our NEOs. These tables should be reviewed in conjunction with the Compensation Discussion and Analysis, which details the performance metrics, strategic goals, and compensation philosophy that drove the compensation decisions for 2025.
Summary Compensation Table
The following table presents the compensation paid to our NEOs during the past three years. Certain columns specified for this table by Item 402(c) of Regulation S-K have been omitted because they were not applicable.
Name and Principal Position(1)	Year	Salary ($)(2)	Stock Awards ($)(3)	Nonequity Incentive Plan Compensation ($)(4)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)		All Other Compensation ($)(6)	Total ($)
H. Lynn Harton Chief Executive Officer & President	2025	$1,125,000	$2,723,792	$2,179,212	$42,144		$118,565	$6,188,713
	2024	1,103,250	2,149,958	1,545,177	—		120,863	4,919,248
	2023	1,050,000	2,091,698	486,000	34,711		78,061	3,740,470
Jefferson L. Harralson Chief Financial Officer	2025	550,000	532,674	681,851	122,925		68,000	1,955,450
	2024	540,000	526,805	483,469	47,414		57,692	1,655,380
	2023	515,000	512,964	178,778	103,304		61,243	1,371,289
Richard W. Bradshaw Chief Banking Officer	2025	675,000	817,148	1,046,022	169,246		69,620	2,777,036
	2024	650,000	621,248	741,685	66,775		69,175	2,148,883
	2023	600,000	597,623	208,286	143,094		54,659	1,603,662
Melinda Davis Lux Chief Administrative Officer & General Counsel	2025	550,000	532,674	681,851	—	(7)	42,500	1,807,025
	2024	512,500	472,160	483,469	—	(7)	39,844	1,507,973
	2023	450,000	336,169	124,972	—	(7)	35,474	946,615
Robert A. Edwards Chief Risk Officer	2025	500,000	435,805	464,899	130,117		37,000	1,567,821
	2024	482,500	346,654	329,638	42,678		35,760	1,237,230
	2023	450,000	336,169	124,972	109,927		34,806	1,055,874

(1)
Reflects current principal positions.

(2)
Includes any amounts voluntarily deferred under our Deferred Compensation Plan. See Nonqualified Deferred Compensation.

(3)
The amounts reported represent the aggregate grant date fair value of restricted stock units awarded in each fiscal year for which compensation is required to be reported in the table for each NEO, in each case computed in accordance with FASB ASC Topic 718. See Note 16 of our annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 17, 2026, for additional information regarding valuation assumptions. The PRSUs awarded in each fiscal year for which compensation is required to be reported in the table for each NEO are subject to performance conditions, and the reported value at the grant date is based upon the probable outcome of such conditions on such date. The values of the stock awards at the grant date assuming that the highest level of performance conditions will be achieved related to performance-based awards are as follows for each fiscal year required to be reported for each applicable NEO:

Year	H. Lynn Harton ($)	Jefferson L. Harralson ($)	Richard W. Bradshaw ($)	Melinda Davis Lux ($)	Robert A. Edwards ($)
2025	$5,121,940	$1,001,654	$1,536,598	$1,001,654	$819,485
2024	3,274,114	802,255	946,090	719,060	527,918
2023	3,370,662	826,617	963,046	541,729	541,729

60	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
(4)
Represents amount awarded under our Management Incentive Plan.

(5)
Represents the change in the actuarial present value of the NEO’s accumulated benefits under the Modified Retirement Plan. For this purpose, in accordance with SEC rules, the present value was determined assuming no preretirement death, disability or termination and that benefits commence at the later of current age or the earliest age at which unreduced benefits are available. Other assumptions are those applicable for valuing pension benefits for purposes of our financial statements, including a discount rate of 5.35% and postretirement mortality rates based on aggregate 2012 base rates from the PRI-2012 mortality study, with white collar adjustment projected generationally using Scale MP-2021. The following negative 2024 amounts are excluded from being reported in this column: Harton ($261,384). The 2025 change in actuarial present value reflects an additional year of service rendered by participants, age increases reflecting that each participant is one year closer to retirement and changes in key actuarial assumptions, principally, discount rate assumptions. Our Deferred Compensation Plan does not credit above-market or preferential earnings.

(6)
The following table presents the amount reported in the All Other Compensation column for 2025.

Name	Auto Allowance ($)	Club Membership Dues ($)	Employer Contributions to the Deferred Compensation Plan ($)	Employer Contributions to the 401(k) Plan ($)	Total ($)
H. Lynn Harton	$15,000	$47,315	$38,750	$17,500	$118,565
Jefferson L. Harralson	15,000	25,500	10,000	17,500	68,000
Richard W. Bradshaw	15,000	20,870	16,250	17,500	69,620
Melinda Davis Lux	15,000	—	10,000	17,500	42,500
Robert A. Edwards	12,000	—	7,500	17,500	37,000
On occasion, a NEO may be accompanied by his or her spouse on a business-related flight. Any incremental cost attributable to the executive’s spouse is de minimis and, accordingly, we do not allocate any incremental cost to the NEO for his or her spouse’s use of our aircraft when accompanying his/her spouse on a business trip, and we do not pay any other expenses for the spouse’s benefit.
(7)
Beginning in 2020, the Board determined that it will not offer participation in the Modified Retirement Plan to any employee of United Community who was not already a participant. As a result, Ms. Davis Lux was not offered participation in the Modified Retirement Plan upon employment.

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Grant of Plan-Based Awards
The following table presents:
•
Each NEO’s 2025 annual cash incentive award opportunity, as detailed under Estimated Future Payouts Under Cash Incentive Plan Awards; and

•
Each NEO’s long-term equity incentive award opportunity for grants made in 2025, as detailed under Estimated Future Payouts Under Equity Incentive Plan Awards.

See Summary Compensation Table for information regarding actual annual cash incentives earned by the NEOs in 2025.
See Compensation Discussion and Analysis: Executive Officer Compensation Realized for 2025, Stock Awards: Long-Term Equity Incentive Award Payouts for information regarding actual time-based equity incentive awards that vested in 2025 and performance-based equity incentive awards that vested in 2026, based on 2025 performance, for the NEOs.
Certain columns specified for this table by Item 402(d) of Regulation S-K have been omitted because they were not applicable.
Name	Grant Date	Estimated Future Payouts Under Cash Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
H. Lynn Harton		$703,125	$1,406,250	$2,812,500
	2/10/2025				17,701	47,203	118,008		$1,598,766
	2/10/2025							33,216	1,125,026
Jefferson L. Harralson		220,000	440,000	880,000
	2/10/2025				3,462	9,231	23,078		312,654
	2/10/2025							6,496	220,019
Richard W. Bradshaw		337,500	675,000	1,350,000
	2/10/2025				5,310	14,161	35,403		479,633
	2/10/2025							9,965	337,515
Melinda Davis Lux		220,000	440,000	880,000
	2/10/2025				3,462	9,231	23,078		312,654
	2/10/2025							6,496	220,019
Robert A. Edwards		150,000	300,000	600,000
	2/10/2025				2,832	7,552	18,880		255,786
	2/10/2025							5,315	180,019

(1)
Represents each NEO’s 2025 annual cash incentive award payout potential calculated based on achievement of the performance metrics over the 2025 performance period. Each NEO’s award payout potential calculated based on achievement of the performance metrics is also subject to a risk modifier that allows the Talent and Compensation Committee the flexibility to adjust payouts downward based on capital levels, liquidity, credit quality, and other risk factors not directly captured though primary performance metrics. The Talent and Compensation Committee also has the flexibility to adjust payouts 20% upward or downward from calculated results. This flexibility allows for adjustments for unforeseen events, economic volatility, and / or risk management outcomes ensuring alignment between final pay and actual performance.

(2)
Represents each NEO’s 2025 performance-based equity incentive award payout potential calculated based on achievement of the performance metrics over the performance period. The performance-based equity incentive awards were granted with a cliff-vesting schedule based on a single three-year performance period (2025 – 2027) with vesting on February 15, 2028.

(3)
Represents the number of TRSUs that will vest in four equal installments with 25% vesting on February 15 of each of the following years: 2026, 2027, 2028, and 2029, assuming the executives remain employed with us, subject to certain exceptions.

(4)
This amount represents the aggregate grant date fair value of each equity award computed in accordance with FASB ASC Topic 718. The grant date fair value of the PRSUs that were issued on February 10, 2025 was estimated at the target performance level. See Note 16 of our annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 17, 2026, for information regarding valuation assumptions.

62	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Outstanding Equity Awards at Fiscal Year-End
The following table presents, for each NEO, the number and value of unvested restricted stock unit awards as of December 31, 2025. No NEOs had any stock options exercisable or unexercisable as of December 31, 2025. Certain columns specified for this table by Item 402(f) of Regulation S-K have been omitted because they were not applicable.
		Stock Awards
				Equity Incentive Plan Awards
Name	Grant Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(1)	Number of Unearned Shares, Units or Other Rights that have not Vested (#)(2)	Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(1)
H. Lynn Harton	9/1/2021	4,328(3)	$ 135,120	—	$ —
	1/5/2023	19,410(4)	605,980	10,950(6)	341,859
	1/4/2024	32,973(4)	1,029,417	22,500(6)	702,450
	2/10/2025	33,216(5)	1,037,004	47,203(7)	1,473,678
Jefferson L. Harralson	9/1/2021	1,408(3)	43,958	—	—
	1/5/2023	4,760(4)	148,607	2,685(6)	83,826
	1/4/2024	8,079(4)	252,226	5,512(6)	172,085
	2/10/2025	6,496(5)	202,805	9,231(7)	288,192
Richard W. Bradshaw	9/1/2021	1,408(3)	43,958	—	—
	1/5/2023	5,545(4)	173,115	3,128(6)	97,656
	1/4/2024	9,528(4)	297,464	6,501(6)	202,961
	2/10/2025	9,965(5)	311,107	14,161(7)	442,106
Melinda Davis Lux	9/1/2021	1,159(3)	36,184	—	—
	1/5/2023	3,120(4)	97,406	1,760(6)	54,947
	1/4/2024	7,241(4)	226,064	4,941(6)	154,258
	2/10/2025	6,496(5)	202,805	9,231(7)	288,192
Robert A. Edwards	9/1/2021	1,325(3)	41,367	—	—
	1/5/2023	3,120(4)	97,406	1,760(6)	54,947
	1/4/2024	5,316(4)	165,966	3,628(6)	113,266
	2/10/2025	5,315(5)	165,934	7,552(7)	235,773

(1)
Computed by multiplying the number of units by the closing market price of one share of our common stock on December 31, 2025 as reported by the New York Stock Exchange.

(2)
Represents PRSUs that are subject to the achievement of pre-established performance targets and the NEO’s continued service through the vesting date. Any PRSUs that vest will be converted to shares of our common stock on a one-for-one basis. PRSUs that do not vest will be forfeited.

(3)
Includes the unvested portion of PRSUs relative to the 2025 performance period which were earned as of December 31, 2025 and vested on February 15, 2026. These PRSUs are earned based on our return on average assets for the applicable performance period relative to the designated peer group companies as adjusted by the total shareholder return modifier. Relative to the 2025 performance period, PRSUs were earned (and are included) at 0.82x the number of units granted.

(4)
Includes the unvested portion of TRSUs that vest in four equal annual installments, beginning on February 15th of the year following the grant and continuing annually for the next three years as well as a portion of the PRSUs relative to the 2025 performance period which were earned as of December 31, 2025 and vested on February 15, 2026. These PRSUs are earned based on our return on average assets for the applicable performance period relative to the designated peer group companies as adjusted by the total shareholder return modifier. Relative to the 2025 performance period, PRSUs were earned (and are included) at 0.91x the number of units granted.

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation	2026 PROXY STATEMENT	63
(5)
Includes the unvested portion of TRSUs that vest in four equal annual installments, beginning on February 15th of the year following the grant and continuing annually for the next three years.

(6)
Includes a portion of PRSUs relative to future performance periods which were unearned as of December 31, 2025. These PRSUs are earned based on our return on average assets for the applicable performance period relative to the designated peer group companies as adjusted by the total shareholder return modifier. The number of PRSUs reported in this column assumes achievement at the target level (1.0x the number of units granted) for the performance metrics.

(7)
Includes a portion of PRSUs relative to future performance periods which were unearned as of December 31, 2025. These PRSUs are earned based on our core return on average assets and our tangible book value per share plus dividend for the applicable performance period relative to the designated peer group companies as adjusted by the total shareholder return modifier. The number of PRSUs reported in this column assumes achievement at the target level (1.0x the number of units granted) for the performance metrics.

Stock Vested
The following table presents the value realized upon the vesting and settlement of restricted stock units for the NEOs during 2025. Certain columns specified for this table by Item 402(g) of Regulation S-K have been omitted because they were not applicable.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
H. Lynn Harton(2)	34,187	$1,139,084
Jefferson L. Harralson	9,422	313,677
Richard W. Bradshaw(3)	10,078	335,634
Melinda Davis Lux	7,282	242,348
Robert A. Edwards	6,900	229,363

(1)
Represents the value realized by multiplying the number of restricted stock unit awards vesting by the closing price of United Community’s common stock on the date of vesting.

(2)
Mr. Harton elected to defer 19,610 shares acquired on vesting with a realized value on vesting of $656,347.

(3)
Mr. Bradshaw elected to defer 3,944 shares acquired on vesting with a realized value on vesting of $131,167.

Pension Benefits
The following table presents select retirement benefit information for 2025 for each NEO. Certain columns specified for this table by Item 402(h) of Regulation S-K have been omitted because they were not applicable.
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)
H. Lynn Harton	Modified Retirement Plan	13.3	$2,997,108
Jefferson L. Harralson	Modified Retirement Plan	8.7	648,033
Richard W. Bradshaw	Modified Retirement Plan	11.8	1,093,976
Melinda Davis Lux	Modified Retirement Plan	—	—
Robert A. Edwards	Modified Retirement Plan	10.9	784,300
See Note 20 of our annual consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 17, 2026, for disclosure regarding assumptions made in the valuation of these awards. Under the Modified Retirement Plan, any participant, including any of our eligible NEOs, is vested at age 55 if they have five years of service.

64	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Beginning in 2020, the Board determined that it will not offer participation in the Modified Retirement Plan to any employee of United Community who was not already a participant. As a result, Ms. Davis Lux was not offered participation in the Modified Retirement Plan upon employment.
Upon a change in control prior to a participant’s termination of employment, a participant immediately vests in no less than (i) the participant’s annual target benefit if the participant has attained Normal Retirement Age (as defined by the Modified Retirement Plan) or (ii) the greater of the participant’s Early Retirement Benefit, if applicable, or his Accrued Benefit (as defined by the Modified Retirement Plan, without any reduction for commencement of the benefits before Normal Retirement Age), if the participant has not attained Normal Retirement Age but has qualified for an Early Retirement Benefit, if applicable or (iii) his Accrued Benefit (notwithstanding the Years of Service, as defined by the Modified Retirement Plan, at such time or whether the participant has incurred a disability). Benefits are payable as provided in the Modified Retirement Plan. The change-in-control benefit, however, is increased to the extent the participant continues employment and accrues additional benefits after the change in control. A participant’s change-in-control benefit is not reduced for any calendar year or partial calendar year that the commencement of the change-in-control benefit precedes the participant’s Normal Retirement Age. The change-in-control benefit is payable in the form of a life annuity unless the participant has elected an alternative payment method.
Nonqualified Deferred Compensation
The following table presents select nonqualified deferred compensation information for 2025 for each NEO. Certain columns specified for this table by Item 402(i) of Regulation S-K have been omitted because they were not applicable.
Name	Executive Contributions in 2025 ($)(1)	Company Contributions in 2025 ($)(2)	Account Earnings in 2025 ($)	Aggregate Balance at December 31, 2025 ($)
H. Lynn Harton	$666,076	$38,750	$12,324	$4,928,715
Jefferson L. Harralson	—	10,000	1,587	70,667
Richard W. Bradshaw	126,540	16,250	7,786	688,968
Melinda Davis Lux	—	10,000	18,521	430,154
Robert A. Edwards	—	7,500	10,626	102,178

(1)
Executive contributions, as applicable, include equity compensation, which is included in the Summary Compensation Table in the year granted but contributed to the Deferred Compensation Plan in the year vested.

(2)
All Company contributions are included in the Summary Compensation Table under the column heading All Other Compensation.

A participant becomes vested in his/her Company contributions in accordance with a vesting schedule based on the participant’s years of service. Based on current years of service, each named executive officer is vested 100% in his/her share of any Company contribution at the time such Company contribution is made to the Deferred Compensation Plan.
Further, under the Deferred Compensation Plan, upon a change in control, a participant’s Company contribution account becomes fully vested but remains subject to the payment provisions and participant elections as to time and method of payment.

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation	2026 PROXY STATEMENT	65
Potential Payouts Upon Termination or Change of Control
Our agreements with our NEOs and certain plans and programs in which those officers participate provide for benefits or payments upon certain employment termination or change-in-control events. We discuss these benefits and payments below, except to the extent they are available generally to all salaried employees and do not discriminate in favor of our executive officers or to the extent already discussed previously under Pension Benefits and Nonqualified Deferred Compensation.
The following table presents the estimated severance compensation payable to our NEOs, assuming separation from service on December 31, 2025, under various employment termination scenarios.
Name	Retirement ($)(1)(2)	Termination by United Community for Cause or by Executive Without Good Reason ($)(2)	Termination by United Community Without Cause or by Executive for Good Reason Before Change in Control ($)(2)(3)(4)	Termination by United Community Without Cause or by Executive for Good Reason After Change in Control ($)(2)(3)(5)	Termination Due to Death or Disability Before Change in Control ($)(2)(3)(6)	Termination Due to Death or Disability After Change in Control ($)(2)(3)(7)
H. Lynn Harton	$—	$—	$12,106,402	$15,650,825	$7,557,950	$7,501,910
Jefferson L. Harralson	—	—	810,994	4,124,598	1,194,508	1,876,359
Richard W. Bradshaw	—	—	4,113,473	5,540,742	2,614,390	2,614,390
Melinda Davis Lux	—	—	705,213	3,923,820	1,059,857	1,741,708
Robert A. Edwards	—	—	364,283	2,722,299	472,952	937,851

(1)
Our NEOs currently receive PRSUs that vest, in the case of Messrs. Harton and Bradshaw, in full upon retirement at age 67, and in the case of our other NEOs, at age 65, in a pro-rated amount based upon the number of days that the NEO was employed during the performance period. In addition, Messrs. Harton and Bradshaw currently receive TRSUs that vest upon retirement at age 67. Except as described in the preceding two sentences, there are no other benefits payable to our NEOs upon retirement, except as described under 2025 Pension Benefits and Nonqualified Deferred Compensation. At December 31, 2025, none of our NEOs had reached the age at which they were eligible to retire under the applicable award agreements.

(2)
In all cases of termination (including termination for “cause” and a resignation other than for “good reason”), a NEO also would receive:

•
“Accrued obligations” consisting of: (i) annual base salary through the date of termination to the extent not theretofore paid; (ii) any incentive award earned for a prior fiscal year but not yet paid (or, if not determined, an incentive award determined on the same basis as other executive officers with any individual performance goals to be deemed achieved at not less than target); (iii) any accrued and unused paid time off to the extent not theretofore paid and (iv) any unreimbursed business expenses incurred prior to the date of termination; and

•
“Other benefits” consisting of, to the extent not theretofore paid or provided, any other amounts or benefits required to be paid or provided or which a NEO is eligible to receive through the date of termination in accordance with the terms of any of United’s plans, programs, policies, practices, contracts or agreements that do not discriminate in scope, terms or operation in favor of executive officers and are available generally to all salaried employees.

This table does not include any amounts that might be attributable to “accrued obligations” or “other benefits.”
(3)
Stock Awards

•
The value of all stock awards set forth in this table were determined based upon the closing price ($31.22) of United Community’s stock on the New York Stock Exchange on December 31, 2025.

•
TRSUs

◦
With respect to TRSUs granted prior to 2023 (whether before or after a change in control): (i) upon termination of employment due to death or disability, unvested awards vesting in the year of termination and the following year will vest; (ii) upon termination by the company without “cause” or by a NEO for “good reason,” each NEO’s awards would continue to vest on the original vesting schedule as if each was employed.

66	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
◦
With respect to TRSUs, whether before or after a change in control, all unvested awards vest immediately upon either a termination of employment due to death or disability, a termination by the NEO for “good reason” or a termination by the company without “cause.”

•
PRSUs

◦
Upon termination of employment due to death or disability, all earned but unvested PRSUs will vest in full as of the termination date. Additionally, if prior to a change in control, such a termination occurs prior to the completion of the performance period, all earned but unvested PRSUs that would have been earned assuming a target performance level will vest as of the termination date and, if after a change in control, all unvested PRSUs that would have been earned during any incomplete or remaining performance periods will vest as of the termination date at the greater of the target and actual level of performance.

◦
Upon termination of employment by the company without “cause” or by a NEO for “good reason,” all earned but unvested PRSUs will vest in full as of the termination date. Additionally, if prior to a change in control, all unvested PRSUs for any performance period in which the date of termination occurs shall remain outstanding and continue to be eligible to be earned based on the level of achievement of the performance metrics during the performance period (the “Earned PSUs”), with the number that vest to equal to the product of the Earned PSUs and a fraction, the numerator of which is the number of days the NEO was employed during the performance period prior to the date of termination and the denominator being the number of days in the performance period. If after a change in control, all unvested PRSUs that would have been earned during any incomplete or remaining performance periods will vest as of the termination date at the greater of the target and actual level of performance.

(4)
Represents all compensation that would become due as a result of a termination without “cause” or a termination by the NEO for “good reason” having occurred on December 31, 2025, before a change in control. The amounts for all NEOs other than Messrs. Harton and Bradshaw represent the value of stock awards that the NEO will receive that were unvested as of December 31, 2025. With respect to Mr. Harton, the amounts include the value of stock awards ($3,543,025) that would become due as well as the following amounts that become due under his employment agreement: a lump-sum, pro-rata bonus ($2,179,212), a lump-sum payment representing 2.5x his 2025 salary and target bonus ($6,328,125) and a lump-sum payment for 30 months of continuing health coverage ($56,040). With respect to Mr. Bradshaw, the amounts include the value of stock awards ($2,614,390) that would become due as well as the following amounts that become due under his employment agreement: a lump-sum, pro-rata bonus ($1,046,022), a lump-sum payment representing 1.5x his 2025 salary and target bonus ($2,025,000). Mr. Bradshaw was not enrolled in our health coverage as of December 31, 2025 and, therefore, received no continuing benefit for health coverage.

(5)
Represents all compensation that would become due as a result of a termination without “cause” or a termination by the NEO for “good reason” having occurred on December 31, 2025, following a change in control. The amounts for all NEOs include the value of stock awards that the NEO will receive that were unvested as of December 31, 2025 plus the following benefits:

•
Harton: pro-rata (2025 actual) bonus ($2,179,212); lump-sum payment representing 3.0x his 2025 salary and target bonus ($7,593,750); lump-sum payment for 36 months of continuing health coverage ($67,248); lump-sum payment for 36 months of continuing life insurance benefits, including the conversion premium ($20,472); lump-sum payment for 36 months of continuing club ($3,843/month) and auto ($1,250/month) benefits ($186,945); lump-sum payment representing three years of profit sharing contributions ($168,000) and outplacement services (up to $112,500);

•
Harralson: pro-rata (2025 actual) bonus ($681,851); lump-sum payment representing 2x his 2025 salary and target bonus ($1,980,000); lump-sum payment for 24 months of continuing health coverage ($62,976); lump-sum payment for 24 months of continuing life insurance benefits, including the conversion premium ($14,763); lump-sum payment for 24 months continuing club ($2,125/month) and auto ($1,250/month) benefits ($81,000); lump-sum payment representing two years of profit sharing contributions ($54,500) and outplacement services (up to $55,000);

•
Bradshaw: pro-rata (2025 actual) bonus ($1,046,022); lump-sum payment representing 2x his 2025 salary and target bonus ($2,700,000); lump-sum payment for 24 months of continuing life insurance benefits, including the conversion premium ($20,112); lump sum payment for 24 months continuing club ($1,739/month) and auto ($1,250/month) benefits ($71,740); lump-sum payment representing two years of profit sharing contributions ($67,000) and outplacement services (up to $67,500);

•
Davis Lux: pro-rata (2025 actual) bonus ($483,469); lump-sum payment representing 2x her 2025 salary and target bonus ($1,980,000); lump-sum payment for 24 months of continuing health coverage ($52,128); lump-sum payment for 24 months of continuing life insurance benefits, including the conversion premium ($9,984); lump-sum payment for 24 months continuing auto ($1,250/ month) benefits ($30,000); lump-sum payment representing two years of profit sharing contributions ($55,000) and outplacement services (up to $55,000); and

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation	2026 PROXY STATEMENT	67
•
Edwards: pro-rata (2025 actual) bonus ($464,899); lump-sum payment representing 2x his 2025 salary and target bonus ($1,600,000); lump-sum payment for 24 months of continuing health coverage ($44,832); lump-sum payment for 24 months of continuing life insurance benefits, including the conversion premium ($22,683); lump-sum payment for 24 months continuing auto ($1,000/month) benefits ($24,000); lump-sum payment representing two years of profit sharing contributions ($49,500) and outplacement services (up to $50,000).

(6)
Represents all compensation that would become due, either to the NEO of, if applicable, to the NEO’s estate, as a result of a termination resulting from death or disability having occurred on December 31, 2025, prior to a change in control. The amounts for all NEOs represent the value of stock awards that the NEO would have received that were unvested as of December 31, 2025, plus, in the case of Mr. Harton, a pro-rata (2025 actual) bonus ($2,179,212). In addition, in the event of termination as a result of disability, Mr. Harton will receive a lump-sum payment for 30 months of health benefits ($56,040).

(7)
Represents all compensation that would become due, either to the NEO of, if applicable, to the NEO’s estate, as a result of a termination resulting from death or disability having occurred on December 31, 2025, after a change in control. The amounts for all NEOs represent the value of stock awards that the NEO would have received that were unvested as of December 31, 2025, plus a pro-rata (2025 actual) bonus in the following amounts: Harton ($2,179,212); Harralson ($681,851); Bradshaw ($1,046,022); Davis-Lux ($681,851) and Edwards ($464,899).

Other than the Change-in-Control Continuity Agreements that we have with our NEOs, the Harton Employment Agreement, the Bradshaw Employment Agreement and provisions set forth in our equity award agreements, United Community has no other employment or severance agreements with its NEOs. Therefore, except as previously described above, no severance benefit is payable, and there is no continuation of benefit coverage in the event of a NEO’s voluntary or involuntary termination, retirement, disability or death.
Under our agreements, change in control generally means any one of the events listed below (defined terms used below that are not otherwise defined have the meanings given to them in the Change-in-Control Continuity Agreements):
•
An acquisition (other than by or from the Company or certain of its affiliates) of 30% or more of either (1) the then outstanding shares of common stock of the Company or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors by any person;

•
A change in the composition of the Board such that the individuals who, as of the effective date of the agreements, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a member of the Board after such effective date whose election, or nomination for election by our shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board shall not be considered as a member of the Incumbent Board;

•
The consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, or sale or other disposition of all or substantially all of the Company’s assets, or the acquisition of assets or securities of another entity by the Company or any of its subsidiaries (a “Business Combination”), in each case, unless, following such Business Combination: (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Company’s outstanding common stock and the Company’s outstanding voting securities immediately before such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then-outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a noncorporate entity, equivalent securities), as the case may be, of the entity resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately before such Business Combination of the outstanding company common stock and outstanding company voting securities, as the case may be; (B) no person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of, respectively, the then-outstanding shares of common stock (or, for a noncorporate entity, equivalent securities) of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity except to the extent that such ownership existed before the Business Combination; and (C) at least a majority of the members of the board of directors (or, for a noncorporate entity, equivalent body or committee) of the entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

68	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
•
The approval by our shareholders of a complete liquidation or dissolution of the Company.

The foregoing is only a summary of the change-in-control provisions of our various agreements, which are filed or incorporated by reference as exhibits to our Annual Report on Form 10-K. We encourage you to review those agreements for additional information regarding the severance arrangements applicable to our NEOs.
Pay Ratio Disclosure
As required by Item 402(u) of Regulation S-K, we are providing the following information:
For fiscal 2025, our last completed fiscal year:
•
The median of the annual total compensation of all employees of our company (other than Mr. Harton) was $65,336; and

•
The annual total compensation of Mr. Harton, our Chief Executive Officer and President, was $6,188,713.

Based on this information, the ratio for 2025 of the annual total compensation of our CEO to the median of the annual total compensation of all employees is 95 to 1.
We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:
•
As of December 31, 2025, our employee population consisted of 3,087 individuals (3,086 excluding the CEO), including any full-time, part-time, temporary, or seasonal employees employed on that date.

•
To find the median of the annual total compensation of all our employees (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2025. In making this determination, we annualized the compensation of full-time and part-time permanent employees who were employed on December 31, 2025, but did not work for us the entire year. No full-time equivalent adjustments were made for part-time employees.

•
We identified our median employee using this compensation measure and methodology, which was consistently applied to all employees who were included in the calculation.

•
After identifying the median employee, we added together all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K. Total compensation was then annualized based on this employee’s date of hire in 2025, resulting in annual total compensation of $65,336.

•
With respect to the annual total compensation of our CEO, we used the amount reported in the Total column of our 2025 Summary Compensation Table.

Pay Versus Performance Disclosure
As required by Item 402(v) of Regulation S-K, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and nonPEO NEOs, as well as Company performance for the fiscal years listed below.
Year	Summary Compensation Table Total for H. Lynn Harton ($)(1)	Compensation Actually Paid to H. Lynn Harton ($)(1)(2)(3)	Average Summary Compensation Table Total for NonPEO NEOs ($)(1)	Average Compensation Actually Paid to NonPEO NEOs ($)(1)(2)(3)	Value of Initial Fixed $100 Investment based on:(4)		Net Income ($ Millions)	Return on Average Assets(5)
					TSR ($)	Peer Group TSR ($)
2025	$6,188,713	$6,064,365	$2,026,833	$1,916,932	$128	$131	$328	1.17%
2024	4,919,248	5,167,743	1,637,367	1,658,142	128	127	252	1.09
2023	3,740,470	2,896,904	1,244,360	946,213	112	116	188	0.90
2022	2,538,380	2,891,751	921,908	1,017,383	125	121	277	1.22
2021	3,015,446	4,424,072	1,136,941	1,494,952	129	133	270	1.42

(1)
In each of the years in question, Mr. Harton was our PEO and the remaining NEOs consisted of Messrs. Harralson, Bradshaw, and Edwards and Ms. Davis Lux.

(2)
Compensation Actually Paid is calculated in accordance with Item 402(v) of Regulation S-K and does not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total Compensation, adjusted as described in footnote 3 below.

(3)
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the NEOs as set forth below. Equity

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation	2026 PROXY STATEMENT	69
values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the amounts set forth in the Stock Awards column of the Summary Compensation Table. Amounts in the Exclusion of Change in Pension Value column are the amounts set forth in the Change in Pension Value column in the Summary Compensation Table and Nonqualified Deferred Compensation Earnings column in the Summary Compensation Table, if applicable. Amounts in the Inclusion of Pension Service Cost are based on the service cost for services rendered during the listed year.
Year	Summary Compensation Table Total for H. Lynn Harton ($)	Exclusion of Change in Pension Value for H. Lynn Harton ($)	Exclusion of Stock Awards for H. Lynn Harton ($)	Inclusion of Pension Service Cost for H. Lynn Harton ($)	Inclusion of Equity Values for H. Lynn Harton ($)*	Compensation Actually Paid to H. Lynn Harton ($)
2025	$6,188,713	$(42,144)	$(2,723,792)	$185,164	$2,456,424	$6,064,365
Year	Average Summary Compensation Table Total for NonPEO NEOs ($)	Average Exclusion of Change in Pension Value for NonPEO NEOs ($)	Average Exclusion of Stock Awards for NonPEO NEOs ($)	Average Inclusion of Pension Service Cost for NonPEO NEOs ($)	Average Inclusion of Equity Values for NonPEO NEOs ($)*	Average Compensation Actually Paid to NonPEO NEOs ($)
2025	$2,026,833	$(105,572)	$(579,575)	$52,571	$522,675	$1,916,932

*
The amounts in the Inclusion of Equity Values in the two preceding tables are derived from the amounts set forth in the following tables. During 2025, no equity awards were both granted and vested in the same year nor were any equity awards forfeited.

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for H. Lynn Harton ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for H. Lynn Harton ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for H. Lynn Harton ($)	Total – Inclusion of Equity Values for H. Lynn Harton ($)
2025	$2,508,157	$(87,330)	$35,597	$2,456,424
Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for NonPEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for NonPEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for NonPEO NEOs ($)	Total – Average Inclusion of Equity Values for NonPEO NEOs ($)
2025	$533,675	$(19,524)	$8,524	$522,675

(4)
The Peer Group TSR set forth in this table utilizes the KBW Nasdaq Regional Banking Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report on Form 10-K for the year ended December 31, 2025. The comparison assumes $100 was invested for the period starting December 31, 2020, through the end of the listed year in the Company and in the KBW Nasdaq Regional Banking Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

(5)
We determined return on average assets to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and NonPEO NEOs in 2025. We may determine a different financial performance measure to be the most important financial performance measure in future years.

70	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Relationship Between PEO and NonPEO NEO Compensation Actually Paid, Company Shareholder Return, and Peer Group TSR
The following graph presents the relationship between Compensation Actually Paid to our NEOs and the cumulative TSR of the Company over the five most recently completed fiscal years. The graph also compares the cumulative TSR for the Company and that of the KBW Nasdaq Regional Banking Index TSR over the same period.
PEO and Average NonPEO NEO Compensation Actually Paid Versus TSR
Relationship Between PEO and NonPEO NEO Compensation Actually Paid and Net Income
The following chart presents the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our NonPEO NEOs, and our net income during the five most recently completed fiscal years.
PEO and Average NonPEO NEO Compensation Actually Paid
Versus Net Income

Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation	2026 PROXY STATEMENT	71
Relationship Between PEO and NonPEO NEO Compensation Actually Paid and Company-Selected Measure
The following graph presents the relationship between Compensation Actually Paid to our NEOs and return on average assets during the five most recently completed fiscal years.
PEO and Average NonPEO NEO Compensation Actually Paid
Versus Return on Average Assets
Most Important Financial Performance Measures
The financial performance metrics outlined below are those the Company deemed most significant in connecting the Compensation Actually Paid to our NEOs for 2025 with the Company’s overall performance (presented without any particular order of importance):
•
Pre-tax, pre-provision operating return on average assets

•
Operating earnings per share

•
Revenue Growth

•
Core return on average assets

•
Increase on tangible book value per share plus dividends

•
Relative total shareholder return

The foregoing disclosures relating to Pay Versus Performance shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference.

72	2026 PROXY STATEMENT	Proposal 2 Advisory Vote to Approve Named Executive Officer Compensation
Equity Compensation Plan Information
The following table presents information as of December 31, 2025 regarding securities authorized for issuance under the Company’s equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders	1,318,072	(1)	$21.61	(2)	1,379,995	(3)
Equity compensation plans not approved by shareholders	618,866	(4)	N/A		—
Total	1,936,938		$21.61		1,379,995

(1)
Includes:

•
169,496 PRSUs based on the number of shares potentially payable under the awards (100% of target) that have not been earned as of December 31, 2025. The number of shares, if any, to be issued pursuant to such awards will be determined based upon performance over the applicable performance period. The PRSUs were all granted under the 2022 Omnibus Equity Plan;

•
9,953 PRSUs (82% of target) that were earned as of December 31, 2025. The number of shares to be issued pursuant to such awards was determined based upon performance over the 2025 performance period. The PRSUs were all granted under the 2000 Key Employee Stock Option Plan;

•
43,053 PRSUs (91% of target) that were earned as of December 31, 2025. The number of shares to be issued pursuant to such awards was determined based upon performance over the 2025 performance period. The PRSUs were all granted under the 2022 Omnibus Equity Plan;

•
901,878 time-based restricted stock units, which were granted under the 2000 Key Employee Stock Option Plan and the 2022 Omnibus Equity Plan; and

•
193,692 outstanding stock options, which were granted under the 2000 Key Employee Stock Option Plan, the Progress Financial 2008 Stock Incentive Compensation Plan, and the Progress Financial 2016 Equity Incentive Plan.

(2)
The price in column (b) reflects the weighted average price of all outstanding options under the 2000 Key Employee Stock Option Plan, the Progress Financial 2008 Stock Incentive Compensation Plan, and the Progress Financial 2016 Equity Incentive Plan that, as of December 31, 2025, had been granted but not forfeited, expired or exercised. PRSUs and TRSUs are not included in determining the weighted average in column (b) because they have no exercise price.

(3)
Includes securities available for issuance in connection with awards under the 2022 Omnibus Equity Plan.

(4)
Represents the number of shares of our common stock credited to participant accounts in the Deferred Compensation Plan. The table above does not include any shares that may be credited in the future to participant accounts in the Deferred Compensation Plan. This amount includes:

•
514,212 shares of United Community common stock that are issuable under the Deferred Compensation Plan at December 31, 2025 as a result of deferrals previously granted under an equity compensation plan approved by shareholders.

•
104,654 shares of United Community common stock that are issuable under the Deferred Compensation Plan at December 31, 2025 as a result of deferrals not previously granted under an equity compensation plan approved by shareholders.

Security Ownership	2026 PROXY STATEMENT	73
Security Ownership
The following tables present the amount of our voting common stock beneficially owned by the listed persons as of February 28, 2026 unless otherwise noted.
Security Ownership of Certain Beneficial Owners
Name and Address of Beneficial Owner	Number of Shares of Voting Common Stock Beneficially Owned (#)(1)	Percent of Class
Beneficial Owners of 5% or More of Our Voting Securities
BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	17,058,774	14.3%
The Vanguard Group(3) 100 Vanguard Boulevard Malvern, PA 19355	13,552,982	11.3%
FMR LLC(4) 245 Summer Street Boston, MA 02210	9,404,727	7.9%
Dimensional Fund Advisors LP(5) 6300 Bee Cave Road, Building One Austin, TX 78746	6,058,962	5.1%

(1)
Percentage computations are based upon 119,683,993 shares of our outstanding voting common stock as of February 28, 2026.

(2)
Based solely on information contained in the Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 23, 2024 indicating sole voting power relative to 16,845,142 shares of common stock and sole dispositive power relative to 17,058,774 shares of common stock as of December 31, 2023.

(3)
Based solely on information contained in the Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024 indicating shared voting power relative to 94,131 shares of common stock, sole dispositive power relative to 13,331,741 shares of common stock and shared dispositive power relative to 221,241 shares of common stock as of December 31, 2023.

(4)
Based solely on information contained in the Schedule 13G/A filed by FMR LLC with the SEC on May 12, 2025 indicating sole voting and dispositive power relative to 9,404,727 shares of common stock as of March 31, 2025.

(5)
Based solely on information contained in the Schedule 13G filed by Dimensional Fund Advisors LP with the SEC on January 23, 2025 indicating shared voting power relative to 5,874,375 shares of common stock and sole dispositive power relative to 6,058,962 shares of common stock as of December 31, 2024.

74	2026 PROXY STATEMENT	Security Ownership
Security Ownership of Management
Name of Beneficial Owner	Number of Shares of Voting Common Stock Beneficially Owned (#)(1)	Percent of Class(2)
Directors and Nominees for Director
Jennifer M. Bazante(3)	6,020	*
George B. Bell	6,537	*
James P. Clements	10,744	*
Kenneth L. Daniels(4)	22,568	*
Sally Pope Davis	3,264	*
Lance F. Drummond	13,993	*
H. Lynn Harton(5)	115,455	*
John M. James(6)	3,446	*
Jennifer K. Mann	13,993	*
Thomas A. Richlovsky(7)	35,529	*
Tim R. Wallis(8)	116,947	*
David H. Wilkins	16,620	*
Other NEOs
Jefferson L. Harralson	46,032	*
Richard W. Bradshaw	40,375	*
Melinda Davis Lux	18,851	*
Robert A. Edwards	46,342	*
All Executive Officers & Directors as a Group (19 persons)	543,952	*

*
Represents less than 1% of the deemed outstanding shares of outstanding voting common stock as of February 28, 2026.

(1)
For purposes of this table, a person “beneficially owns” a security if that person has or shares voting or investment power or has the right to acquire beneficial ownership within 60 days. The shares listed in the table are currently outstanding and, to our knowledge, none of these persons has any right to acquire any additional shares of our common stock during the next 60 days (including through vesting of RSUs or as a result of a distribution under the Deferred Compensation Plan). Unless otherwise noted, to our knowledge, these persons have sole investment and voting power over the shares listed.

(2)
Percentage computations are based upon 119,683,993 shares of our outstanding voting common stock as of February 28, 2026.

(3)
All shares are owned by the Jennifer Mumby Bazante Revocable Trust dated August 26, 2021 for which Ms. Bazante serves as Trustee.

(4)
Includes 20,568 shares owned by the Kenneth L. Daniels Revocable Trust dated December 9, 2016 for which Mr. Daniels serves as Trustee.

(5)
Includes 84,123 shares owned by The Herbert Lynn Harton Revocable Trust dated March 16, 2015 for which Mr. Harton serves as Trustee.

(6)
All shares are owned by the John Marc James Revocable Living Trust dated May 10, 2024 for which Mr. James serves as Trustee.

(7)
All shares are owned by the Thomas Andrew Richlovsky Trust dated September 24, 1998 for which Mr. Richlovsky serves as Trustee.

(8)
Includes 91,418 shares owned by Wallis Investment Co., LLC, a company wholly owned by Mr. Wallis and his spouse.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	2026 PROXY STATEMENT	75

76	2026 PROXY STATEMENT	Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has retained PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for 2026. PwC has audited the financial statements of the Company since being appointed in 2012 as the Company’s independent registered public accounting firm for 2013.
We are asking shareholders to ratify the Audit Committee’s appointment of PwC in order to obtain the views of our shareholders. If shareholders fail to ratify the appointment of PwC, the Audit Committee will reconsider the appointment but, in its discretion, may still direct the appointment of PwC. Also, if the appointment of PwC is approved, the Audit Committee in its discretion may still direct the appointment of a different independent registered public accounting firm at any time and without shareholder approval if the Audit Committee believes that such a change would be in our best interests.
Representatives of PwC have been requested to participate in the 2026 Annual Meeting and will have the opportunity to make a statement, if they so desire, and are expected to be available to respond to appropriate questions.
Fees Paid To Independent Registered Public Accounting Firm
During 2025 and 2024, United Community was billed the following amounts for services rendered by PwC:
	2024	2025
Audit Fees(1)	$1,938,200	$2,056,449
Audit-Related Fees(2)	—	568,000
Tax Fees(3)	—	—
All Other Fees(4)	4,399	2,120
Total	$1,942,599	$2,626,569

(1)
This category includes fees for professional services for the integrated audits of United Community’s consolidated financial statements including the audits of the effectiveness of our internal control over financial reporting, reviews of the financial statements included in United Community’s Quarterly Reports on Form 10-Q, statutory audits or financial statement audits of subsidiaries, and comfort letters and consents related to registration statements filed with the SEC.

(2)
This category includes fees for special projects and other assurance services.

(3)
There were no tax services provided by PwC in 2025 or 2024.

(4)
This category includes fees for certain subscription services provided by PwC during 2025 and 2024 that were considered to be nonaudit services.

The Audit Committee preapproves all audit and eligible nonaudit services performed by the Company’s independent registered public accountants, in accordance with its established preapproval policies and procedures and as permitted by SEC regulations. The Audit Committee may preapprove certain types of permissible nonaudit services within a total budgetary limit, provided it believes these services will not impair the auditor’s independence. Any permissible nonaudit services that are not preapproved by category, or that exceed preapproved fee thresholds, require individual approval from the Audit Committee. The Audit Committee Chair — or, if unavailable, any Audit Committee member — has authority to preapprove such services between meetings, with all interim approvals reported to the full Audit Committee at the next scheduled meeting. All services provided by PwC in 2024 and 2025 received advance Audit Committee approval and complied with all applicable laws and regulations.

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm	2026 PROXY STATEMENT	77
Audit Committee Report
The Audit Committee of our Board has:
•
Reviewed and discussed with management the Company’s annual audited financial statements for 2025.

•
Discussed with PwC, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

•
Received from PwC the written disclosures and the letter required by applicable requirements of the PCAOB regarding PwC’s communication with the Audit Committee concerning independence.

•
Discussed with PwC its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the December 31, 2025 audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the SEC.
The Audit Committee’s role, as defined in its charter, is to monitor and oversee the audit process. However, it is not responsible for planning or executing audits, nor for ensuring that United Community’s financial statements are complete, accurate, or comply with generally accepted accounting principles. These are responsibilities of United Community’s management and its independent auditor.
This report has been furnished by the Audit Committee of the Board of Directors:

Mr. James (Chair)	Mr. Bell	Mr. Daniels	Mr. Richlovsky
The above Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other United Community filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent United Community specifically incorporates this report by reference therein.

78	2026 PROXY STATEMENT	Solicitation, Meeting, And Voting Information
Solicitation, Meeting, And Voting Information
Q:
What is this document?

A:
This document is the Proxy Statement for United Community Banks, Inc. and is being provided to shareholders either online or by mail upon request, in connection with our 2026 Annual Meeting, which will take place exclusively online via the internet on Wednesday, May 13, 2026, at 3:00 P.M. Eastern time.

Q:
What documents are included in our proxy materials?

A:
The proxy materials include the Notice of the 2026 Annual Meeting of Shareholders, the Proxy Statement, our 2026 Annual Report to Shareholders — which contains our Form 10-K for the year ended December 31, 2025 — and the proxy card or voting instruction form.

Q:
What is a proxy, who is requesting your proxy, and who is responsible for covering the expenses associated with its solicitation?

A:
A proxy is your legal designation of another person, referred to as a proxy, to vote your shares on your behalf. The document that designates someone as your proxy is also called a proxy and is also referred to as a proxy card.

Our directors, officers, and employees are soliciting proxies on behalf of our Board, and they will not receive extra compensation for this work other than reimbursement for any related out-of-pocket expenses. Upon request, we will reimburse brokers, banks, custodians, and similar institutions for their costs in distributing proxy materials to beneficial owners. Proxy solicitation by mail may be supplemented with telephone calls, personal contact, email and other electronic communications, advertisements, personal solicitations, and other methods. The Company will cover all expenses related to the solicitation of proxies. No external proxy solicitor has been engaged to assist with proxy solicitation.
Q:
Why did I receive a single-page Notice by mail about the availability of proxy materials, rather than the complete set of proxy materials?

A:
Pursuant to SEC regulations, we are providing our proxy materials to shareholders primarily via the internet. As a result, shareholders of record eligible to vote at the 2026 Annual Meeting received a Notice by mail. If you have received this Notice, a printed copy of the proxy materials will not be sent to you unless you request one. The Notice contains instructions for requesting a paper or email copy and also explains how you can access and review the proxy materials online. All shareholders can either view the proxy materials on the website indicated in the Notice or request a complete printed set. You may also choose to receive printed or electronic copies by mail or email on an ongoing basis. We encourage you to utilize the online availability of these materials, as it helps minimize environmental impact and reduces printing and mailing costs for the Company. Thank you for supporting our efforts to conserve resources by reducing mail.

Q:
Why am I receiving these proxy materials?

A:
You are receiving this Notice or a set of printed proxy materials because you were a shareholder on March 16, 2026, which is the designated record date for our 2026 Annual Meeting. As part of this process, we are seeking your authorization — your “proxy” — to vote your shares of our common stock on key matters to be presented at the 2026 Annual Meeting. We are legally required to conduct an annual meeting of shareholders, during which directors are elected and other important business is addressed. Because it is not feasible for all shareholders to attend the meeting in person, we request your proxy to ensure your shares are represented.

Q:
May I access the proxy materials related to the 2026 Annual Meeting on the internet?

A:
Yes. You may download a complimentary copy of our Proxy Materials from www.proxyvote.com. Please have your control number from your Notice or proxy card available to access the materials.

Q:
What if I have more than one account?

A:
To make sure every share you own is counted, please vote proxies for all of your accounts.

If your shares are held directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are regarded as the shareholder of record for those shares. If you are listed as a shareholder of record, you have the option to combine multiple accounts with identical names or registrations through our transfer agent, Continental Stock Transfer & Trust, making account management easier, lowering administrative costs, and simplifying tax reporting. If you would like to confirm whether your accounts can be consolidated, please contact Continental Stock Transfer & Trust by emailing cstmail@continentalstock.com or calling (800) 509-5586.

Solicitation, Meeting, And Voting Information	2026 PROXY STATEMENT	79
Q:
How do I gain access to and participate in the 2026 Annual Meeting?

A:
To attend and take part in the virtual 2026 Annual Meeting, visit www.virtualshareholdermeeting.com/UCBI2026 online and enter the control number provided on your Notice or proxy card (or voting instruction form).

Q:
Who may participate in the 2026 Annual Meeting?

A:
Shareholders at the close of business on March 16, 2026, the record date for the 2026 Annual Meeting, are entitled to notice of, to participate in and to vote at the 2026 Annual Meeting, which will be held exclusively online. As of the record date, there were 119,684,031 shares of our common stock, $1.00 par value, issued and outstanding and entitled to be voted at the 2026 Annual Meeting. Each share of our common stock is entitled to one (1) vote on each matter considered at the 2026 Annual Meeting.

Q:
How many votes will constitute a quorum at the 2026 Annual Meeting? Do abstentions and broker nonvotes count for the purposes of determining the presence of a quorum?

A:
Our Amended and Restated Bylaws provide that the presence of the holders of a majority of the issued and outstanding shares of common stock entitled to vote, in person or represented by proxy, will constitute a quorum at the 2026 Annual Meeting. A quorum must exist to conduct any business at the 2026 Annual Meeting. If a quorum is not present at the 2026 Annual Meeting, any officer entitled to preside at or to act as Secretary of the 2026 Annual Meeting will have power to adjourn the 2026 Annual Meeting from time to time until a quorum is present.

Abstentions will count as shares that are present and eligible to vote when determining whether a quorum is met. Broker nonvotes are also counted as present for establishing a quorum at the 2026 Annual Meeting, but only if “routine” matters are to be voted upon. Since a “routine” item will be voted on at the 2026 Annual Meeting, broker nonvotes will also be included for purposes of determining a quorum.
Q:
Will a list of shareholders entitled to vote at the 2026 Annual Meeting be available?

A:
Yes. A list of shareholders entitled to vote at the 2026 Annual Meeting is available for any purpose germane to the 2026 Annual Meeting at our executive offices and will be accessible there through the date of the 2026 Annual Meeting during ordinary business hours. In addition, the list of shareholders will be available electronically during the 2026 Annual Meeting.

Q:
What proposals will I be voting on at the 2026 Annual Meeting?

A:
There are three proposals to be considered and voted on at the 2026 Annual Meeting:

•
Proposal 1 — Elect 12 director nominees, as named in this Proxy Statement, to serve on the Board for a one-year term ending at the 2027 Annual Meeting or until their successors are elected and qualified;

•
Proposal 2 — Approve, on a nonbinding advisory basis, the compensation of our Named Executive Officers (the say-on-pay vote); and

•
Proposal 3 — Ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.

Q:
What are my choices when voting on the election of the 12 director nominees identified in this Proxy Statement, and what vote is required for them to be elected to the Board?

A:
Shareholders have the following options when casting their votes for the election of the 12 director nominees listed in this Proxy Statement, each to serve until the 2027 Annual Meeting of Shareholders or until a successor is duly elected and qualified:

•
Vote “FOR ALL” director nominees;

•
Vote “FOR ALL EXCEPT” selected director nominees of your choosing; or

•
Choose to “WITHHOLD ALL” votes for every director nominee.

Directors are elected by a plurality of the votes cast at the 2026 Annual Meeting by the shares represented in person or by proxy and entitled to vote on the election of directors at the 2026 Annual Meeting provided a quorum is present. Withholding authority to vote in the election and broker nonvotes will not impact the election results as long as a quorum exists. As a result, the 12 nominees receiving the highest number of “FOR” votes will be elected as directors.

80	2026 PROXY STATEMENT	Solicitation, Meeting, And Voting Information
Q:
What are my choices when voting on the advisory (nonbinding) proposal regarding the compensation paid to the Company’s Named Executive Officers (say-on-pay proposal), and what vote is needed to approve the advisory say-on-pay proposal?

A:
Shareholders have the following options when casting their votes for the approval of the advisory (nonbinding) proposal on compensation paid to our Named Executive Officers:

•
Vote “FOR” the advisory say-on-pay proposal;

•
Vote “AGAINST” the advisory say-on-pay proposal; or

•
“ABSTAIN” from voting on the advisory say-on-pay proposal.

If a quorum is present at the 2026 Annual Meeting, the say-on-pay proposal will be approved if more votes are cast “FOR” the proposal than “AGAINST” it. Because this is an advisory vote, it is not binding upon us. Nonetheless, our Talent and Compensation Committee, which oversees the executive compensation program, values shareholder input and will take the results of the vote into account when making future compensation decisions.
Q:
What are my choices when voting on the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and what vote is needed to ratify their appointment?

A:
Shareholders have the following options when casting their votes to ratify the appointment of PwC as the Company’s independent registered public accounting firm for 2026:

•
Vote “FOR” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for 2026;

•
Vote “AGAINST” the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for 2026; or

•
“ABSTAIN” from voting on the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for 2026.

If a quorum is present at the 2026 Annual Meeting, the proposal to ratify the appointment of PwC as our independent registered public accounting firm for 2026 will be approved if more votes are cast “FOR” the proposal than “AGAINST” it.
Q:
How does the Company’s Board recommend that I vote?

A:
Our Board unanimously recommends that you vote:

•
“FOR ALL” 12 Board nominees presented in this Proxy Statement;

•
“FOR” the advisory (nonbinding) proposal on the compensation paid to our Named Executive Officers (say-on-pay proposal); and

•
“FOR” ratifying the appointment of PwC as our independent registered public accounting firm for 2026.

Q:
How do I cast my vote prior to the 2026 Annual Meeting?

A:
It is important that your shares be represented at the 2026 Annual Meeting. We strongly encourage you to submit your vote in advance of the 2026 Annual Meeting to ensure a quorum is reached.

If your shares are held directly in your name with our transfer agent, Continental Stock Transfer & Trust, you are regarded as the shareholder of record for those shares. As a shareholder of record, you received the Notice directly from Broadridge Investor Communication Solutions, Inc. (“Broadridge”). We encourage you to vote using any of the following methods, even if you plan to participate in the virtual 2026 Annual Meeting:
•
By internet: Visit www.proxyvote.com, enter your control number as indicated on your Notice, and follow the on-screen instructions;

•
By telephone: For U.S. or Canadian residents, call the toll-free number found after reviewing the proxy materials at www.proxyvote.com or on your proxy card if you’ve requested physical copies; or

•
By mail: Request printed proxy materials, which will include a proxy card with instructions on how to vote by mail.

If your shares are held through a broker, bank, or another nominee — referred to as holding in “street name” — your broker, bank, or nominee will provide you with specific instructions on how to vote. Many brokers, banks, and nominees participate in programs that offer multiple voting methods, though not all do.

Solicitation, Meeting, And Voting Information	2026 PROXY STATEMENT	81
Q:
If I cast my vote before the 2026 Annual Meeting, am I still able to access and participate in the 2026 Annual Meeting?

A:
Yes. Voting in advance of the 2026 Annual Meeting will not limit your right to access and participate in the virtual 2026 Annual Meeting if you wish.

Q:
If I am a shareholder of record and cast my vote before the 2026 Annual Meeting, am I able to vote during the 2026 Annual Meeting if I wish?

A:
Yes. Voting in advance of the 2026 Annual Meeting will not limit your right to vote at the virtual 2026 Annual Meeting if you wish. Even if you plan to attend the virtual 2026 Annual Meeting, we kindly request that you vote your shares in advance of the meeting to ensure that we achieve a quorum. Voting in advance of the virtual 2026 Annual Meeting also ensures that your shares are voted as you intend, should you later decide not to access and participate in the 2026 Annual Meeting.

Shareholders of record who are eligible to join the virtual Annual Meeting will be considered present in person and may vote during the meeting, while the polls are open, by following the instructions provided on the meeting website.
Q:
If I hold my shares in street name and cast my vote before the 2026 Annual Meeting, am I able to vote during the 2026 Annual Meeting if I wish?

A:
If your shares are held in street name, you must contact your broker, bank, or other nominee to determine whether you may vote your shares during the virtual 2026 Annual Meeting.

Q:
If I am a shareholder of record, may I change or revoke my proxy after I have delivered my proxy?

A:
Yes. You may change or revoke your proxy at any time before the voting polls close at the 2026 Annual Meeting by submitting a subsequent proxy with a later date by internet, telephone or mail or by sending our Corporate Secretary a written revocation. Any previously submitted proxy also will be considered revoked if you participate in the virtual 2026 Annual Meeting and vote via the virtual portal (see If I am a shareholder of record and cast my vote before the 2026 Annual Meeting, am I able to vote during the 2026 Annual Meeting if I wish?).

Q:
If I hold my shares in street name, may I change or revoke my proxy after I have delivered my proxy?

A:
If your shares are held in street name through a broker, bank, or other nominee, you must contact your broker, bank, or nominee to change your vote or to obtain a proxy that enables you to vote your shares during the virtual 2026 Annual Meeting.

Q:
Is cumulative voting allowed? Do I have dissenters’ or appraisal rights?

A:
No. Cumulative voting rights are not authorized, and dissenters’ rights and rights of appraisal are not applicable to any of the matters being voted upon at the 2026 Annual Meeting.

Q:
What are broker votes and broker nonvotes? How are they treated?

A:
On certain “routine” matters, brokerage firms have discretionary authority under applicable stock exchange rules to vote their customers’ shares if their customers do not provide voting instructions. When a brokerage firm votes its customers’ shares on a “routine” matter without receiving voting instructions (referred to as a “broker vote”), these shares are counted both for establishing a quorum to conduct business at the 2026 Annual Meeting and in determining the number of shares voted “FOR” or “AGAINST” the “routine” matter. For purposes of the 2026 Annual Meeting, Proposal 3 (the ratification of the appointment of PwC as our independent registered public accounting firm for 2026) is considered a “routine” matter.

Under applicable stock exchange rules, Proposal 1: the election of directors and Proposal 2: the advisory (nonbinding) vote to approve the compensation paid to our Named Executive Officers say-on-pay proposal are considered “nonroutine” matters for which brokerage firms do not have discretionary authority to vote their customers’ shares if their customers did not provide voting instructions (referred to as a “broker nonvote”). Therefore, for purposes of the 2026 Annual Meeting, if you hold your stock through a brokerage account, your brokerage firm may not vote your shares on your behalf on Proposal 1 or Proposal 2 without receiving instructions from you. When a brokerage firm does not have the authority to vote its customers’ shares or does not exercise its authority, these situations are referred to as broker nonvotes. Broker nonvotes are only counted for establishing a quorum but will not be counted as votes cast either in favor of or against a particular proposal. If a quorum is present, broker nonvotes will have no effect on the outcome of Proposal 1 or Proposal 2.
If your shares are held in street name, we encourage you to provide instructions to your brokerage firm, bank, or other nominee by voting your proxy. This action ensures your shares will be voted at the 2026 Annual Meeting on all matters being considered.

82	2026 PROXY STATEMENT	Solicitation, Meeting, And Voting Information
Q:
What if I “ABSTAIN” from voting? How are abstentions treated?

A:
You have the option to “ABSTAIN” from voting on Proposal 2 (the advisory (nonbinding) vote to approve the compensation paid to our Named Executive Officers (say-on-pay proposal)) and Proposal 3 (the ratification of the appointment of PwC as our independent registered public accounting firm for 2026). Abstentions are treated as shares that are present and entitled to vote for purposes of establishing a quorum but will not be counted as votes cast either in favor of or against a particular proposal. If a quorum is present, abstentions will have no effect on the outcome of Proposal 2 or Proposal 3.

Q:
How will my shares be voted if I submit my proxy card or vote by phone or online? What happens if I return my proxy card or complete the phone or internet voting process without indicating how I want my shares voted?

A:
Our Board has designated H. Lynn Harton (Chairman, Chief Executive Officer, and President) and Thomas A. Richlovsky (Lead Director) as the official proxies. They are authorized to cast votes, or to record abstentions or withholdings, as instructed on each proxy.

All shares for which valid proxies have been submitted — and not revoked — will be voted at the 2026 Annual Meeting in accordance with your instructions.
If you submit your proxy card without indicating your voting preferences, or complete the telephone or internet voting process without specifying how your shares should be voted, your shares will be cast as follows:
•
“FOR ALL” 12 Board nominees presented in this Proxy Statement (Proposal 1);

•
“FOR” the advisory (nonbinding) proposal to approve the compensation paid to our Named Executive Officers (say-on-pay proposal) (Proposal 2); and

•
“FOR” ratifying the appointment of PwC as our independent registered public accounting firm for 2026 (Proposal 3).

Q:
Who will be responsible for tabulating votes?

A:
A Broadridge representative will serve as the inspector of elections for the 2026 Annual Meeting, responsible for counting votes submitted by proxy or at the meeting and confirming the presence of a quorum.

Q:
Where will the results of the 2026 Annual Meeting vote be published?

A:
We will announce the preliminary voting results at the 2026 Annual Meeting and plan to publish the final results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the meeting. This report will also be available on our website at www.ucbi.com, under Investor Relations > Financial Information. If the final voting results are not available within four business days, we will first file a Current Report on Form 8-K with the preliminary results and then file an amendment with the final results within four business days after they become available.

Q:
Is the Board aware of any additional matters that may be brought up during the 2026 Annual Meeting? If additional matters are introduced during the 2026 Annual Meeting, how will votes on those items be handled? What is required for the approval of any additional business that may come before the 2026 Annual Meeting?

A:
At this time, the Board is not aware of any matters to be brought before the 2026 Annual Meeting other than those described in the proxy materials. Should any other business properly arise during the meeting, the appointed proxy holders will have discretion to vote on such matters. Approval of any additional items will require the affirmative vote of a majority of shares present in person or by proxy and entitled to vote at the meeting, provided a quorum exists, unless a greater vote is required under the Company’s Amended and Restated Articles of Incorporation, Bylaws, or applicable law.

Q:
May I propose actions for consideration at the 2026 Annual Meeting?

A:
Yes. If you wish to propose actions for consideration at the 2026 Annual Meeting, you must provide written notice of your business to the Company’s Corporate Secretary in a timely manner. To be considered timely, your notice must be delivered to or received at the Company’s executive offices no later than the later of (i) 14 days before the 2026 Annual Meeting, or (ii) five days after you receive this notice. Your notice to the Corporate Secretary must include:

•
A concise description of each item of business you intend to present at the 2026 Annual Meeting, along with your reasons for bringing these matters forward;

•
The name under which your shares are held and your address;

•
The series or class, and the number of shares of Company stock you beneficially own; and

Solicitation, Meeting, And Voting Information	2026 PROXY STATEMENT	83
•
Any material interest you hold in the proposed business.

The chair of the 2026 Annual Meeting may, at their discretion, rule any shareholder-proposed business out of order and prevent it from being transacted at the meeting if:
•
The chair determines that the proposal was not submitted in accordance with the relevant provisions of the Bylaws; or

•
The chair finds that the subject matter is not appropriate for consideration by shareholders at the 2026 Annual Meeting.

Q:
May I submit a nomination for a director candidate to be considered at the 2026 Annual Meeting?

A:
No. To submit a nomination for a director candidate to be considered at an annual meeting, you must follow our shareholder nomination process outlined in the Investor Relations > Corporate Governance section of our website (www.ucbi.com). Director nominations for the 2026 Annual Meeting needed to be received by December 3, 2025, which is 120 days prior to the anniversary of the release of the Company’s Proxy Statement for the prior year’s (2025) annual meeting.

In addition to following the procedures outlined above, shareholders who intended to solicit proxies in support of a director candidate other than the Company’s nominees at an annual meeting must also comply with the SEC’s “universal proxy card” requirements under Rule 14a-19 of the Exchange Act. For the 2026 Annual Meeting, Rule 14a-19 required that shareholders provide the Company with a notice containing all necessary information and disclosures, no later than March 15, 2026.
Q:
May I submit questions to be addressed at the 2026 Annual Meeting?

A:
Yes. You may submit questions to be addressed during the virtual 2026 Annual Meeting. Only questions relevant to the business of the 2026 Annual Meeting will be addressed, and responses may be limited by available time.

Only shareholders who provide a valid control number will be permitted to submit questions. Questions that are relevant to the matters being considered at the meeting will be addressed during the event, subject to time limitations. If we receive multiple questions that are substantially similar, we may combine them and offer a single response to reduce repetition and provide time for additional topics. If time does not allow for a response to a properly submitted question, we will follow up directly with the shareholder using the contact details provided. Further details about the rules and procedures for participating in the virtual annual meeting can be found in our meeting rules of conduct, which will be available on the meeting platform during the event.
Q:
Who do I contact if I have questions regarding the 2026 Annual Meeting?

A:
If you have questions about this Proxy Statement or the 2026 Annual Meeting, please reach out to Melinda Davis Lux, Chief Administrative Officer, General Counsel, and Corporate Secretary, by mail at United Community Banks, Inc., 200 East Camperdown Way, Greenville, South Carolina 29601, or by phone at (866) 270-5900. For assistance during the virtual 2026 Annual Meeting related to accessibility needs, contact us at (866) 270-5900 at least one week before the meeting.

Q:
Where can I obtain additional investor relations information about United Community?

A:
Our website, www.ucbi.com, offers access to investor relations materials, including financial and corporate governance information, and a variety of other information.

Information from our website is not incorporated by reference into this Proxy Statement.

84	2026 PROXY STATEMENT	Shareholder Proposals for 2027 Annual Meeting of Shareholders
Shareholder Proposals for 2027 Annual Meeting of Shareholders
All shareholder proposals and written notices must be sent by mail to the Corporate Secretary at United Community Banks, Inc., 200 East Camperdown Way, Greenville, South Carolina 29601. Shareholder proposals and director nominations that are not included in our proxy materials will not be considered at any annual meeting of shareholders unless such proposals have complied with the requirements of our Bylaws.
Shareholder Proposals Under Exchange Act Rule 14a-8
To be eligible for inclusion in the Company’s Proxy Statement and proxy card for the 2027 Annual Meeting of Shareholders, proposals from qualified shareholders submitted under Exchange Act Rule 14a-8 must be received in writing by the Corporate Secretary no later than December 2, 2026.
Other Shareholder Proposals
The Company expects to hold its next annual meeting of shareholders in May 2027. Shareholders wishing to present a proposal at the 2027 Annual Meeting of Shareholders must submit written notification of their intention to the Company’s Corporate Secretary at the principal executive offices, either in person or via U.S. mail. For the notice to be considered timely, it must be delivered or mailed and received at the Company’s principal executive offices no later than the later of (i) 14 days before the 2027 Annual Meeting of Shareholders or (ii) 5 days following the date on which notice of the 2027 Annual Meeting is provided to the shareholder.
Your notice to the Corporate Secretary must set forth:
•
A concise summary of each matter of business that you propose to bring before the 2027 Annual Meeting of Shareholders, along with your reasons for raising this matter at the meeting;

•
The name under which your shares are registered and your address;

•
The series or class and the number of shares of our stock that you beneficially own; and

•
Any material interest that you have in the proposed business.

The chair of the 2027 Annual Meeting of Shareholders has the authority to rule any shareholder proposal out of order and prevent it from being addressed at the meeting if:
•
The chair determines that the proposal was submitted in a way that does not comply with the relevant Bylaw provisions; or

•
The chair determines that the topic of the proposed business is not suitable for consideration by shareholders at the 2027 Annual Meeting.

Shareholder Recommendations for Director Nominees
For details on how to submit a director nominee for consideration at the 2027 Annual Meeting of Shareholders, please refer to Proposal 1: Election of Directors — Board Structure and Procedures: Process for Shareholders to Recommend Individuals for Consideration by the Nominating and Corporate Governance Committee. The Shareholder Nomination and Communication Procedures are also posted in the Investor Relations > Corporate Governance section of our website (www.ucbi.com). Written notices must be received no later than December 2, 2026, which is 120 days prior to the anniversary date of the Company’s Proxy Statement made available to shareholders in connection with the 2026 Annual Meeting.
In addition to following the procedures outlined above, shareholders who plan to solicit proxies in support of a director candidate other than the Company’s nominees for consideration by the shareholders at the 2027 Annual Meeting of Shareholders must also adhere to the SEC’s universal proxy card requirements under Rule 14a-19. Specifically, Rule 14a-19 requires shareholders to submit notice by March 14, 2027, including all information and disclosures mandated by the rule. If the 2027 Annual Meeting of Shareholders is scheduled on a date that falls outside 30 calendar days of the anniversary of the 2026 Annual Meeting, the notice deadline will be either 60 days prior to the 2027 Annual Meeting of Shareholders or the close of business on the tenth calendar day following the day on which a public announcement of the date of the 2027 Annual Meeting of Shareholders is first made, whichever is later.

UNITED COMMUNITY BANKS, INC.
ATTENTION: INVESTOR RELATIONS
200 EAST CAMPERDOWN WAY
GREENVILLE, SOUTH CAROLINA 29601

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 12, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 10, 2026 for shares held in a Plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/UCBI2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 12, 2026 for shares held directly and by 11:59 p.m. Eastern Time on May 10, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V86427-P45927 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED COMMUNITY BANKS, INC.

The Board of Directors recommends you vote FOR each of the listed nominees:

	For All	Withhold All	For All Except
1. Election of Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jennifer M. Bazante
02) George B. Bell
03) James P. Clements
04) Kenneth L. Daniels
05) Sally Pope Davis
06) Lance F. Drummond
07) H. Lynn Harton
08) John M. James
09) Jennifer K. Mann
10) Thomas A. Richlovsky
11) Tim R. Wallis
12) David H. Wilkins

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our Named Executive Officers.	☐	☐	☐
3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants for the fiscal year ending December 31, 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V86428-P45927

UNITED COMMUNITY BANKS, INC.
Annual Meeting of Shareholders
May 13, 2026 3:00 PM Eastern Time
This proxy is solicited by the Board of Directors

The undersigned shareholder(s) of United Community Banks, Inc. (the "Company") hereby revokes all previous proxies, acknowledge(s) receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 1, 2026 and hereby appoint(s) H. Lynn Harton and Thomas A. Richlovsky, or either of them, as proxies, each with full power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all shares of common stock of the Company that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders of the Company to be held at 3:00 PM, Eastern Time on May 13, 2026, virtually at www.virtualshareholdermeeting.com/UCBI2026, and any adjournment(s) or postponement(s) thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR each of the nominees for director in Proposal 1, FOR Proposals 2 and 3, and in the discretion of the proxies upon such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Continued and to be signed on reverse side